    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 27, 1997
                                                     1933 ACT FILE NO. 2-22019
                                                     1940 ACT FILE NO. 811-1241
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM N-1A
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933                 [X]
                       POST-EFFECTIVE AMENDMENT NO. 67               [X]
                                     AND
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940             [X]
                               AMENDMENT NO. 40                      [X]


                           EATON VANCE GROWTH TRUST
                 -------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 617-482-8260
                           ------------------------
                       (REGISTRANT'S TELEPHONE NUMBER)

                                ALAN R. DYNNER
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                   ----------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective pursuant to rule 485 (check appropriate box):


[ ] immediately upon filing         [ ] on (date) pursuant
    pursuant to paragraph (b)           to paragraph (a)(1)
[X] on April 1, 1997                [ ] 75 days after filing
    pursuant to paragraph (b)           pursuant to paragraph (a)(2)
[ ] 60 days after filing            [ ] on (date) pursuant
    pursuant to paragraph (a)(1)        to paragraph (a)(2).

If appropriate, check the following box:

[ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

    Worldwide Developing Resources Portfolio and Worldwide Health
Sciences Portfolio have also executed this Registration
Statement.

    The Registrant has filed a Declaration pursuant to Rule 24f-2 and, on October 24, 1996, filed its "Notice" as required by that
Rule for the fiscal year ended August 31, 1996. Registrant
continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2.
================================================================================

    This Amendment to the registration statement on Form N-1A
consists of the following documents and papers:
    Cross Reference Sheet required by Rule 481(a) under the Securities Act of
1933


    Part A -- The Prospectuses of:
              EV Marathon Worldwide Developing Resources Fund
              EV Traditional Worldwide Developing Resources Fund
              EV Marathon Worldwide Health Sciences Fund

    Part B -- The Statements of Additional Information of:
              EV Marathon Worldwide Developing Resources Fund
              EV Traditional Worldwide Developing Resources Fund
              EV Marathon Worldwide Health Sciences Fund


    Part C -- Other Information

    Signatures

    Exhibit Index Required by Rule 483(a) under the Securities Act of 1933

    Exhibits

    This Amendment is not intended to amend the Prospectuses and Statements of Additional Information of any Series of the Registrant not identified above.

                           EATON VANCE GROWTH TRUST
               EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND
              EV TRADITIONAL WORLDWIDE DEVELOPING RESOURCES FUND

                            CROSS REFERENCE SHEET
                         ITEMS REQUIRED BY FORM N-1A
                         ---------------------------

PART A
ITEM NO.            ITEM CAPTION                                             PROSPECTUS CAPTION
------              ------------                           -------------------------------------------------------
 1. ..............  Cover Page                             Cover Page
 2. ..............  Synopsis                               Shareholder and Fund Expenses
 3. ..............  Condensed Financial Information        The Fund's Financial Highlights (for Marathon Fund
                                                             only)
 4. ..............  General Description of Registrant      The Fund's Investment Objective; Investment Policies
                                                             and Risks; Organization of the Fund and the Portfolio
 5. ..............  Management of the Fund                 Management of the Fund and the Portfolio
 5A...............  Management's Discussion of Fund        Not Applicable
                      Performance
 6. ..............  Capital Stock and Other Securities     Organization of the Fund and the Portfolio; Reports to
                                                             Shareholders; The Lifetime Investing Account/
                                                             Distribution Options; Distributions and Taxes
 7. ..............  Purchase of Securities Being Offered   Valuing Fund Shares; How to Buy Fund Shares;
                                                             Distribution Plan (for Marathon Fund); Service Plan
                                                             (for Traditional Fund); The Lifetime Investing
                                                             Account/Distribution Options; The Eaton Vance
                                                             Exchange Privilege; Eaton Vance Shareholder Services
 8. ..............  Redemption or Repurchase               How to Redeem Fund Shares
 9. ..............  Pending Legal Proceedings              Not Applicable


PART B
ITEM NO.            ITEM CAPTION                                 STATEMENT OF ADDITIONAL INFORMATION CAPTION
------              ------------                           -------------------------------------------------------
10. ..............  Cover Page                             Cover Page
11. ..............  Table of Contents                      Table of Contents
12. ..............  General Information and History        Other Information
13. ..............  Investment Objective and Policies      Additional Information about Investment Policies;
                                                             Investment Restrictions
14. ..............  Management of the Fund                 Trustees and Officers; Fees and Expenses
15. ..............  Control Persons and Principal Holders  Control Persons and Principal Holders of Securities
                      of Securities
16. ..............  Investment Advisory and Other          Management of the Fund and the Portfolio; Distribution
                      Services                               Plan (for Marathon Fund); Service Plan (for
                                                             Traditional Fund); Custodian; Independent Certified
                                                             Public Accountants; Fees and Expenses
17. ..............  Brokerage Allocation and Other         Portfolio Security Transactions; Fees and Expenses
                      Practices
18. ..............  Capital Stock and Other Securities     Not Applicable
19. ..............  Purchase, Redemption and Pricing of    Determination of Net Asset Value; Service for
                      Securities Being Offered               Withdrawal; Services for Accumulation (for
                                                             Traditional Fund only); Principal Underwriter;
                                                             Distribution Plan (for Marathon Fund); Service Plan
                                                             (for Traditional Fund); Fees and Expenses
20. ..............  Tax Status                             Taxes
21. ..............  Underwriters                           Principal Underwriter; Fees and Expenses
22. ..............  Calculation of Performance Data        Investment Performance; Performance Information
23. ..............  Financial Statements                   Financial Statements


                           EATON VANCE GROWTH TRUST
                  EV MARATHON WORLDWIDE HEALTH SCIENCES FUND

                            CROSS REFERENCE SHEET
                         ITEMS REQUIRED BY FORM N-1A
                         ---------------------------

PART A
ITEM NO.            ITEM CAPTION                                             PROSPECTUS CAPTION
------              ------------                           -------------------------------------------------------
 1. ..............  Cover Page                             Cover Page
 2. ..............  Synopsis                               Shareholder and Fund Expenses
 3. ..............  Condensed Financial Information        The Fund's Financial Highlights; Performance
                                                             Information
 4. ..............  General Description of Registrant      The Fund's Investment Objective; Health Science
                                                             Investments; Investment Policies and Risks;
                                                             Organization of the Fund and the Portfolio
 5. ..............  Management of the Fund                 Management of the Fund and the Portfolio
 5A...............  Management's Discussion of Fund        Not Applicable
                      Performance
 6. ..............  Capital Stock and Other Securities     Organization of the Fund and the Portfolio; Reports to
                                                             Shareholders; The Lifetime Investing Account/
                                                             Distribution Options; Distributions and Taxes
 7. ..............  Purchase of Securities Being Offered   Valuing Fund Shares; How to Buy Fund Shares;
                                                             Distribution Plan; The Lifetime Investing Account/
                                                             Distribution Options; The Eaton Vance Exchange
                                                             Privilege; Eaton Vance Shareholder Services
 8. ..............  Redemption or Repurchase               How to Redeem Fund Shares
 9. ..............  Pending Legal Proceedings              Not Applicable


PART B
ITEM NO.            ITEM CAPTION                                 STATEMENT OF ADDITIONAL INFORMATION CAPTION
------              ------------                           -------------------------------------------------------
10. ..............  Cover Page                             Cover Page
11. ..............  Table of Contents                      Table of Contents
12. ..............  General Information and History        Other Information
13. ..............  Investment Objective and Policies      Additional Information about Investment Policies;
                                                             Investment Restrictions
14. ..............  Management of the Fund                 Trustees and Officers; Fees and Expenses
15. ..............  Control Persons and Principal Holders  Control Persons and Principal Holders of Securities
                      of Securities
16. ..............  Investment Advisory and Other          Management of the Fund and the Portfolio; Distribution
                      Services                               Plan; Custodian; Independent Accountants; Fees and
                                                             Expenses
17. ..............  Brokerage Allocation and Other         Portfolio Security Transactions; Fees and Expenses
                      Practices
18. ..............  Capital Stock and Other Securities     Not Applicable
19. ..............  Purchase, Redemption and Pricing of    Determination of Net Asset Value; Service for
                      Securities Being Offered               Withdrawal; Principal Underwriter; Distribution Plan;
                                                             Fees and Expenses
20. ..............  Tax Status                             Taxes
21. ..............  Underwriters                           Principal Underwriter; Fees and Expenses
22. ..............  Calculation of Performance Data        Investment Performance; Performance Information
23. ..............  Financial Statements                   Financial Statements


                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS

                                 EV MARATHON
                     WORLDWIDE DEVELOPING RESOURCES FUND
--------------------------------------------------------------------------------

EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND (THE "FUND") IS A MUTUAL FUND SEEKING CAPITAL APPRECIATION AND PROTECTION OF PURCHASING POWER THROUGH NATURAL RESOURCE RELATED INVESTMENTS. THE FUND INVESTS ITS ASSETS IN WORLDWIDE DEVELOPING RESOURCES PORTFOLIO (THE "PORTFOLIO"), A NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. THE FUND IS A SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated April 1, 1997 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter") 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.
--------------------------------------------------------------------------------


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


-------------------------------------------------------------------------------------------------------------
                                               PAGE                                                      PAGE
Shareholder and Fund Expenses ................   2  How to Buy Fund Shares .............................  11
The Fund's Financial Highlights ..............   3  How to Redeem Fund Shares ..........................  12
The Fund's Investment Objective ..............   4  Reports to Shareholders ............................  14
Investment Policies and Risks ................   4  The Lifetime Investing Account/Distribution Options   14
Organization of the Fund and the Portfolio ...   7  The Eaton Vance Exchange Privilege .................  15
Management of the Fund and the Portfolio .....   9  Eaton Vance Shareholder Services ...................  16
Distribution Plan ............................  10  Distributions and Taxes ............................  16
Valuing Fund Shares ..........................  11  Performance Information ............................  17
-------------------------------------------------------------------------------------------------------------


                        PROSPECTUS DATED APRIL 1, 1997

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------------------------
Sales Charges Imposed on Purchases of Shares                                                     None
Sales Charges Imposed on Reinvested Distributions                                                None
Fees to Exchange Shares                                                                          None
Range of Declining Contingent Deferred Sales Charges Imposed on Redemption
  During the First Seven Years (as a percentage of redemption proceeds exclusive
  of all reinvestments and capital appreciation in the account)                               5.00%-0%


ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
-------------------------------------------------------------------------------------------------------
Investment Adviser Fee                                                                                     0.75%
Rule 12b-1 Distribution (and Service) Fees                                                                 0.91%
Other Expenses                                                                                             0.67%
                                                                                                           ----
    Total Operating Expenses                                                                               2.33%
                                                                                                           ====


EXAMPLE                                                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                   ------       -------      -------     --------

An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5%
annual return and (b) redemption at the end of each period:          $74         $113         $145         $267

An investor would pay the following expenses on the same
investment, assuming (a) 5% annual return and (b) no
redemptions:                                                         $24         $ 73         $125         $267


NOTES:

The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. The fees and expenses included in the table and Example are an estimate based on the Fund's and the Portfolio's projected fees for the fiscal year ending August 31, 1997, and reflect the Fund's current policy of investing its assets in the Portfolio.


The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of both the Fund and the Portfolio, see "The Fund's Financial Highlights", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares". A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan".

No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege".

As of the close of business on March 31, 1997, the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio. Prior to such date, the Fund retained Eaton Vance as its investment adviser. Other investment companies with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following information should be read in conjunction with the audited financial statements that appear in the Fund's annual report to shareholders. The Fund's financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The Fund's financial statements and the independent auditors' report are incorporated by reference into the Statement of Additional Information. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.
------------------------------------------------------------------------------


                            YEAR ENDED AUGUST 31,                               YEAR ENDED SEPTEMBER 30,
                            --------------------      ---------------------------------------------------------------------------
                              1996      1995++          1994       1993       1992       1991       1990       1989      1988**
                              ----      ------          ----       ----       ----       ----       ----       ----      ------
NET ASSET VALUE, beginning
of year ..................   $16.420    $14.890        $13.240    $11.850    $11.140    $12.140    $13.460    $11.420    $10.000
                             -------    -------        -------    -------    -------    -------    -------    -------    -------
INCOME FROM OPERATIONS:
  Net investment income
    (loss) ...............   $(0.261)   $(0.100)(3)    $(0.050)   $(0.090)   $(0.083)   $ 0.020    $ 0.069    $ 0.060    $ 0.134
  Net realized and
    unrealized gain (loss)
    on investments .......     6.371      1.630 (3)      2.650      1.480      1.103     (0.570)    (0.009)     2.480      1.406
                             -------    -------        -------    -------    -------    -------    -------    -------    -------
    Total income (loss)
      from investment
      operations .........   $ 6.110    $ 1.530        $ 2.600    $ 1.390    $ 1.020    $(0.550)   $ 0.060    $ 2.540    $ 1.540
                             -------    -------        -------    -------    -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  From net investment
    income ...............
                             $ --       $ --           $ --       $ --       $ --       $(0.020)   $(0.069)   $(0.074)   $(0.120)
  In excess of net
    investment income(1)(4)    --         --            (0.020)     --        (0.250)    (0.110)    (0.091)    (0.146)     --
  From net realized gain
    on investments .......    (0.950)     --             --         --        (0.060)    (0.320)    (1.220)    (0.280)     --
  In excess of realized
    gain on investments ..     --         --            (0.930)     --         --         --         --         --         --
                             -------    -------        -------    -------    -------    -------    -------    -------    -------
    Total distributions ..   $(0.950)   $ --           $(0.950)   $ --       $(0.310)   $(0.450)   $(1.380)   $(0.500)   $(0.120)
                             -------    -------        -------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE, end of
  year ...................   $21.580    $16.420        $14.890    $13.240    $11.850    $11.140    $12.140    $13.460    $11.420
                             =======    =======        =======    =======    =======    =======    =======    =======    =======
TOTAL RETURN(2) ..........    39.69%     10.28%         20.47%     11.73%      9.44%    (4.36)%      0.01%     22.96%     15.39%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year
    (000's omitted) ......   $20,129    $15,259        $13,055    $ 5,792    $ 3,775    $ 4,042    $ 4,391    $ 2,999    $ 2,424
  Ratio of net expenses to
    average daily net
    assets(6)                  2.49%      2.43%+         2.64%      3.15%      3.26%      3.29%      2.50%      1.62%      0.99%+
  Ratio of net expenses to
    average daily net
    assets after custodian
    fee reduction(6) .....     2.47%      --             --         --         --         --         --         --         --
  Ratio of net investment
    income (loss) to average
    daily net assets .....    (1.60%)   (0.74)%+       (0.96)%    (0.92)%    (0.67)%      0.17%      0.33%      0.45%      0.83%+
PORTFOLIO TURNOVER .......       86%        49%            17%        57%        32%        27%        35%        53%        25%
AVERAGE COMMISSION RATE
  PAID(5) ................   $0.0382      --             --         --         --         --         --         --         --

*For the six years ended September 30, 1993, the operating expenses of the Fund reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

NET INVESTMENT LOSS PER SHARE .......................            $ (0.210)  $ (0.240)  $ (0.110)  $ (0.300)  $ (0.600)  $ (0.980)
                                                                 ========   ========   ========   ========   ========   ========
RATIOS (As a percentage of average daily net assets):
   Expenses .........................................               3.90%      4.65%      4.42%      5.23%      6.87%      7.90% +
   Net investment loss ..............................             (1.67)%    (2.06)%    (0.96)%    (2.40)%    (4.80)%    (6.08)% +

 **For the period from the start of business, October 21, 1987, to September 30, 1988.
  +Computed on an annualized basis.
 ++For the eleven months ended August 31, 1995.
(1)Distributions from paid-in capital for the years ended September 30, 1992 and for the years prior thereto have been restated to conform with the treatment under current financial reporting standards.
(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Per share data is based on average shares outstanding.
(4)The Fund has followed the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of
   Income, Capital Gain, and Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
(5)Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(6)The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.

Note: During each of the fiscal years shown above the Fund invested directly in securities. As of the close of business on March
31, 1997, the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio (unaudited).

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND PROTECTION OF THE PURCHASING POWER OF THE SHAREHOLDER'S CAPITAL. The Fund currently seeks to meet its investment objective by investing its assets in the Worldwide Developing Resources Portfolio, a separate registered investment company, which has the same investment objective as the Fund. The Portfolio will concentrate its assets in natural resource related investments. There can be no assurance that the Fund will achieve its investment objective.


The Portfolio will be subject to the volatile markets in which natural resource investments are traded. Numerous worldwide economic, financial and political factors can affect the Portfolio's holdings. The Fund is intended for long-term investors who can withstand share price fluctuations.


Except as otherwise indicated in this Prospectus, the investment objective and policies of the Fund and the Portfolio are the same and may be changed by the Trustees of the Trust or the Portfolio without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be. The Trustees of the Trust have no present intention to change the Fund's objective and intend to submit any proposed material change in the investment objective to shareholders in advance for their approval.


INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


The Portfolio seeks to achieve its investment objective by investing in domestic and foreign natural resource related investments. Under normal investment conditions, the Portfolio will invest primarily in common stocks, but it may also hold convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if the Investment Adviser believes such investments would help to achieve the Portfolio's investment objective. The Portfolio may also invest in debt, preferred or convertible securities, the value of which is related in part to the market value of some natural resource asset ("asset-related securities"). The Portfolio under normal circumstances will maintain at least 65% of its total assets in natural resource related investments or in asset-related securities. In making investments for the Portfolio, the Investment Adviser will seek to identify companies or asset-related securities it believes are attractively priced relative to the intrinsic value of the underlying natural resource assets, revenues or profits or are especially well positioned to benefit during particular periods of investment or inflationary cycles. The Portfolio may also from time to time invest to a limited extent in natural resource-related direct placement securities and venture capital companies and in gold or silver bullion, strategic metals, and gold or silver coins.


During temporary defensive periods, such as during abnormal market or economic conditions, the Portfolio may invest in U.S. Government securities and money market securities, including repurchase agreements, or hold a portion of its assets in cash or cash equivalents. The Portfolio may also hold a portion of its assets in cash or money market instruments, including repurchase agreements and cash equivalents, for liquidity purposes. In addition, under certain circumstances, the Portfolio may invest a majority of its assets in gold-related investments. See below.

NATURAL RESOURCE RELATED INVESTMENTS. These investments include securities issued by companies engaged in exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning natural resources, companies engaged in the creation or development of technologies for the production or use of natural resources, and companies engaged in the furnishing of technology, equipment, supplies or services to the natural resource investment sector. The Investment Adviser currently deems a company to be in the natural resource investment sector if (a) at least 50% of the non-current assets, capitalization, gross revenues or operating profit of the company in the most recent or current fiscal year are involved in or result from (whether directly or indirectly through affiliates) any of the foregoing activities or
(b) in the Investment Adviser's judgment the company's natural resource assets, revenues or profit are of such magnitude, when compared with the total non-current assets, capitalization, gross revenues or operating profit of the company, that favorable changes in the value of such assets or level of its natural resource revenues or profit could favorably affect the market value of the equity securities of the company.

Natural resources include substances, materials and energy derived from natural sources which have economic value. Examples of natural resources include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., titanium, chromium, vanadium and niobium), energy resources (coal, oil, natural gas, oil shale and uranium), timberland, undeveloped real property and agricultural and other commodities.

The Investment Adviser will seek to identify securities of companies in this investment sector which, in its judgment, are undervalued relative to the value of their natural resource assets, revenues or profits in light of current and anticipated economic or financial conditions. The Investment Adviser believes that the market value of securities of companies that have different kinds of natural resource assets, revenues or profits may move relatively independently of one another during different stages of investment and inflationary cycles. The Investment Adviser's flexible investment approach enables it to change the Portfolio's investment emphasis to various subsectors within the large natural resource investment sector depending upon the Investment Adviser's outlook as to developments and trends which may affect the value of and prospects for different types of natural resource related investments. Emphasis on underperforming sectors can result in substantial losses.

In reviewing natural resource related investments available to the Fund, the Investment Adviser will consider, among other investments, domestic and foreign companies which may

   o EXPLORE FOR, FINANCE, DEVELOP, PRODUCE OR HOLD PRECIOUS METALS. The Investment Adviser will give special emphasis in this subsector to efficiently managed, low cost gold producers which are able to operate profitably at the current level of gold prices, thereby benefiting from any future increase in gold prices.

   o EXPLORE FOR, FINANCE, DEVELOP OR PRODUCE ENERGY RESOURCES. In this subsector, the Investment Adviser will stress low cost producers whose reserves will allow expansion of production and those companies with established earnings records in both rising and falling energy markets.

   o  EXPLORE FOR, FINANCE, DEVELOP, PRODUCE OR HOLD STRATEGIC METALS.

   o CREATE AND DEVELOP NEW GEOCHEMICAL TECHNOLOGY OR PROPRIETARY METHODS FOR DETECTING, DEVELOPING, PRODUCING OR PROCESSING MINERAL DEPOSITS AND OTHER NATURAL RESOURCES.

   o OWN, LEASE OR HAVE RIGHTS TO HOLDINGS OF TIMBER AND TIMBERLANDS. This would include those companies which manufacture or process pulp, paper, wood products and other specialty products.

   o PROVIDE NATURAL RESOURCE TRANSPORTATION, DISTRIBUTION AND PROCESSING SERVICES, SUCH AS PIPELINES AND REFINING.


DIRECT PLACEMENT SECURITIES, VENTURE CAPITAL INVESTMENTS AND SMALLER COMPANIES. The Portfolio may make natural resource related investments in "direct placement securities" issued by a company directly to the Portfolio. The Portfolio is also empowered to make natural resource related investments in "venture capital companies" -- companies, the securities of which have no public market at the time of investment. The Portfolio's direct placement securities and venture capital investments are considered speculative in nature and are not readily marketable. The Portfolio's investments will include securities of smaller, less seasoned companies. Such securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. There is generally less publicly available information about such companies than larger, more established companies. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.


The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Section 4
(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Trustees of the Portfolio, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Such securities may increase the level of Portfolio illiquidity to the extent qualified institutional buyers become uninterested in purchasing such securities.


METALS INVESTMENTS. The Portfolio may invest up to 10% of its portfolio in gold or silver bullion, strategic metals, and gold or silver coins. The Portfolio will invest only in metals that are readily marketable, and in coins only if there is an active quoted market for the coins in question. Coins will not be purchased for their numismatic value. Prices of precious metals may fluctuate sharply over short periods due to various events, such as changes in actual or anticipated inflation, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation, changes in demand, or governmental restrictions on private ownership.

GOLD-RELATED INVESTMENTS. Based on historic experience, during periods of economic or political instability the securities of gold-related companies may be subject to wide price fluctuations, reflecting the high volatility of gold prices during such periods. In addition, the instability of gold prices may result in volatile earnings of gold-related companies which, in turn, may affect adversely the financial condition of such companies. Gold mining companies also are subject to the risks generally associated with mining operations. The major producers of gold include the Republic of South Africa, the United States, Russia, Australia, China and Canada. Economic, social and political developments within South Africa, Russia and China, including civil unrest, may significantly affect gold production and values.


WHEN THE INVESTMENT ADVISER ANTICIPATES SIGNIFICANT ECONOMIC OR POLITICAL INSTABILITY, SUCH AS HIGH INFLATION OR TURMOIL IN THE FOREIGN CURRENCY EXCHANGE MARKETS, THE PORTFOLIO, IN SEEKING TO PROTECT THE PURCHASING POWER OF SHAREHOLDERS' CAPITAL, MAY INVEST A MAJORITY OF ITS ASSETS IN COMPANIES THAT EXPLORE FOR, EXTRACT, PROCESS OR DEAL IN GOLD OR IN ASSET-RELATED SECURITIES INDEXED TO THE VALUE OF SOME NATURAL RESOURCE SUCH AS GOLD BULLION. Such a change in investment strategy could require the Portfolio to liquidate portfolio assets and incur transaction costs. There can be no assurance that any such change in investment strategy will be successful.

CONCENTRATION. The Portfolio has adopted a fundamental policy which requires it during normal market conditions to concentrate at least 25% of its total assets in the natural resource group of industries. Therefore, the Portfolio could be adversely affected by a single economic, political or regulatory occurrence or other development affecting this investment sector. As the Portfolio's concentration increases, so does the potential for fluctuation in the value of the Fund's shares. The value of the Fund's shares may fluctuate more widely than the value of shares of a mutual fund which invests in a broader range of industries. The Fund should, therefore, not be considered a balanced or complete investment program.

NON-DIVERSIFICATION. The Portfolio is a "non-diversified" investment company, and so may invest its assets in a more limited number of issuers than if it were a diversified investment company. Under applicable tax requirements, the Portfolio may not invest more than 25% of its assets in obligations of any one issuer (other than U.S. Government obligations) and, with respect to 50% of its total assets, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). Thus, the Portfolio may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to the Portfolio. To mitigate this risk, the Portfolio has adopted an investment policy that it will not purchase more than 10% of the total outstanding voting securities of an issuer, except when significant economic, political or financial instability is anticipated.

BORROWING AND LEVERAGE. The Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage," increases the Portfolio's market exposure and its risk. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on the Investment Adviser's ability to predict market movements correctly. The Portfolio may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by the Portfolio of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements will increase the Portfolio's overall investment exposure and may result in losses. The amount of money borrowed by the Portfolio for leverage may generally not exceed one-third of the Portfolio's assets (including the amount borrowed).


FOREIGN INVESTMENTS. Under normal market conditions, the Portfolio will hold securities of issuers in at least three countries. Investing in securities issued by foreign companies (including depository receipts) involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Foreign currency exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be adversely affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, delays in settlements of transactions, less publicly-available financial and other information, armed conflict and potential difficulties in enforcing contractual obligations. In addition to investing in foreign companies of countries which represent established and developed economies, the Portfolio may also invest in the emerging economies of lesser developed countries, including those in Africa, the Far East, Latin America and Eastern Europe. Consistent with its investment objective, the Portfolio is not limited in the percentage of assets it may invest in such securities. The relative risk and cost of investing in the securities of companies in such emerging economies may be higher than an investment in securities of companies in more developed countries. As of March 15, 1997 (prior to the Fund's investment in the Portfolio), more than 57% of the Fund's assets were comprised of foreign securities.


DERIVATIVE INSTRUMENTS. From time to time, the Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities or commodity prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities, commodities or currency. The Portfolio's transactions in derivative instruments may include the purchase or sale of futures contracts on securities or commodities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currency; and forward foreign currency exchange contracts.

The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in interest rates, securities prices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; or default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Investment Adviser's use of derivative instruments will be advantageous to the Portfolio.


To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish the position (excluding the amount by which options are "in-the-money") may not exceed 5% of the market value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.


Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.


CERTAIN INVESTMENT RESTRICTIONS AND POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies, in addition to the concentration policy set forth above, which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively. Such Statement also contains nonfundamental investment policies; for example, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

The Fund may also invest in other registered investment companies in the Eaton Vance group of funds in addition to or in lieu of the Portfolio, if such other funds invest in securities that the Fund can invest in and the Trustees of the Trust determine it is in the best interests of the Fund to do so. Any other registered investment company in which the Fund invests is likely to be organized and to operate in the manner described under "Organization of the Fund and the Portfolio".


ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------


THE FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END INVESTMENT MANAGEMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, affords the potential for economies of scale for the Fund and may over time result in lower expenses for the Fund.

In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.


Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR will receive a monthly advisory fee of .0625% (equivalent to .75 of 1% annually) of the average daily net assets of the Portfolio up to $500 million; the fee will be reduced at various asset levels over $500 million. Prior to March 31, 1997 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the fiscal year ended August 31, 1996, the Fund paid Eaton Vance advisory fees equivalent to .75% of the Fund's average daily net assets for such year.


BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $17 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.


William D. Burt and Barclay Tittmann are the co-portfolio managers of the Portfolio since inception. Mr. Burt joined Eaton Vance and BMR as a Vice President in November, 1994. Prior to joining Eaton Vance, he was a Vice President of The Boston Company (1990-1994) and a Vice President of Baring America Asset Management (1979-1990). Mr. Tittmann joined Eaton Vance and BMR as a Vice President in October, 1993. He was a Vice President, portfolio manager and analyst with Invesco Management and Research (formerly Gardner and Preston
Moss) from 1970-1993.

BMR places the portfolio transactions of the Portfolio for execution with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of broker-dealer firms to execute portfolio transactions. The Fund, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.


The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement. Such costs and expenses to be borne by the Fund or the Portfolio, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; and investment advisory fees, and, if any, administrative services fees. The Fund and the Portfolio, as the case may be, will also each bear expenses incurred in connection with any litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.

The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.


DISTRIBUTION PLAN
--------------------------------------------------------------------------------


THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 "ACT"). Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan. During the fiscal year ended August 31, 1996, the Fund paid sales commissions under the Plan equivalent to .75% of the Fund's average daily net assets for such year. As at August 31, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $449,702 (equivalent to 2.2% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended August 31, 1996, the Fund paid or accrued service fees under the Plan equivalent to .17% of the Fund's average daily net assets for such year.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including (without limitation) the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.


VALUING FUND SHARES
--------------------------------------------------------------------------------


THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT Fund Services (Canada) Inc. (as agent for the Fund) in the manner authorized by the Trustees of the Trust. IBT Fund Services (Canada) Inc. is a subsidiary of Investors Bank & Trust ("IBT"), the Fund's and the Portfolio's custodian. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT Fund Services (Canada) Inc. (as agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".


In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares".


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

          IN THE CASE OF BOOK ENTRY:

          Deliver through Depository Trust Co.
          Broker #2212
          Investors Bank & Trust Company
          For A/C EV Marathon Worldwide Developing Resources Fund

          IN THE CASE OF PHYSICAL DELIVERY:

          Investors Bank & Trust Company
          Attention: EV Marathon Worldwide Developing Resources Fund Physical Securities Processing Settlement Area
          89 South Street
          Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.


REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.


REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the Principal Underwriter, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.


CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge ("CDSC"). This CDSC is imposed on any redemption, the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, in the value of all other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a CDSC. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. As described under "Distribution Plan", the CDSC will be paid to the Principal Underwriter or the Fund. Any CDSC which is required to be imposed on share redemptions will be made in accordance with the following schedule:


     YEAR OF
     REDEMPTION
     AFTER PURCHASE                          CDSC
   ------------------------------------------------
    First or Second                           5%
    Third                                     4%
    Fourth                                    3%
    Fifth                                     2%
    Sixth                                     1%
    Seventh and following                     0%

In calculating the CDSC upon the redemption of Fund shares acquired in an exchange of shares of a fund currently listed under "The Eaton Vance Exchange Privilege", the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares.


No CDSC will be imposed on shares of the Fund which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The CDSC will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). In addition, shares acquired as a result of a merger or liquidation of another Eaton Vance sponsored fund will have a CDSC imposed at the same rate as would have been imposed in the prior fund.


  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CDSC. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DISTRIBUTIONS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CDSC. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CDSC WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CDSC WOULD BE $50.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish its shareholders with information necessary for preparing federal and state tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.


Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE TO the Transfer Agent.


Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.


"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (including Class I shares of any EV Marathon Limited Maturity Fund) or Eaton Vance Money Market Fund, which are subject to a CDSC. Shares of the Fund may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Any such exchange will be made on the basis of the net asset value per share of each fund at the time of the exchange. Exchange offers are available only in states where shares of such fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the CDSC applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares, except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to the Eaton Vance Marathon Group of Funds (except EV Marathon Strategic Income Fund, Class I shares of any EV Marathon Limited Maturity Fund and Eaton Vance Prime Rate Reserves), see "How to Redeem Fund Shares". The CDSC or early withdrawal charge schedule applicable to EV Marathon Strategic Income Fund, Class I shares of any EV Marathon Limited Maturity Fund and Eaton Vance Prime Rate Reserves is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Shares of the funds listed above may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Telephone exchanges are accepted by the Transfer Agent provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Marathon Worldwide Developing Resources Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a CDSC. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.


REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSC paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 60 days after such redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS. It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and (b) at least one distribution (normally in December) of all or substantially all of the net capital gains and net gains from foreign currency transactions (if any) allocated to the Fund by the Portfolio (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund at net asset value per share as of the close of business on the record date.


TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of distributions from the Fund's net investment income may qualify for the dividends-received deduction for corporate shareholders.


Distributions by the Fund of net long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder.


If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions. Certain distributions declared by the Fund in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.


The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital and foreign currency gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.


Income realized by the Portfolio from certain investments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of a taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the proportionate share of such taxes. The availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations.


Shareholders will receive annually Forms 1099 to assist in preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Transfer Agent.


Shareholders should consult with their tax advisers concerning the applicability of state, local or other taxes to an investment in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period. The Fund may publish annual and cumulative total return figures from time to time.

The Fund may also publish total return figures which do not take into account any CDSC which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the CDSC would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period.

The following chart reflects the annual investment returns of the Fund for one year periods ending September 30 and does not take into account any sales charge which investors may bear:

                   5 Year Average Annual Total Return -- 17.13%
               Life of Fund Average Annual Total Return -- 13.52%

                    1988(1)*                       15.39%
                    1989*                          22.96%
                    1990*                           0.01%
                    1991*                          (4.36)%
                    1992*                           9.44%
                    1993*                          11.73%
                    1994                           20.47%
                    1995                            7.66%
                    1996                           45.67%

(1) From the start of business, October 21, 1987, to September 30, 1988.


 * If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

[logo]
EATON VANCE
-----------------
     Mutual Funds

EV MARATHON WORLDWIDE

DEVELOPING RESOURCES FUND



PROSPECTUS

APRIL 1, 1997


EV MARATHON WORLDWIDE
DEVELOPING RESOURCES FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
INVESTMENT ADVISER OF WORLDWIDE DEVELOPING RESOURCES PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche, LLP, 125 Summer Street, Boston, MA 02110

                                                                          M-DRP

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS

                                EV TRADITIONAL
                     WORLDWIDE DEVELOPING RESOURCES FUND
--------------------------------------------------------------------------------

EV TRADITIONAL WORLDWIDE DEVELOPING RESOURCES FUND (THE "FUND") IS A MUTUAL FUND SEEKING CAPITAL APPRECIATION AND PROTECTION OF PURCHASING POWER THROUGH NATURAL RESOURCE RELATED INVESTMENTS. THE FUND INVESTS ITS ASSETS IN WORLDWIDE DEVELOPING RESOURCES PORTFOLIO (THE "PORTFOLIO"), A NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. THE FUND IS A SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated April 1, 1997 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter") 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.
--------------------------------------------------------------------------------


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


------------------------------------------------------------------------------------------------------------
                                               PAGE                                                     PAGE
Shareholder and Fund Expenses ................   2   How to Redeem Fund Shares .........................  12
The Fund's Investment Objective ..............   3   Reports to Shareholders ...........................  13
Investment Policies and Risks ................   3   The Lifetime Investing Account/Distribution Options  13
Organization of the Fund and the Portfolio ...   6   The Eaton Vance Exchange Privilege ................  14
Management of the Fund and the Portfolio .....   8   Eaton Vance Shareholder Services ..................  15
Service Plan ................................    9   Distributions and Taxes ...........................  16
Valuing Fund Shares .........................    9   Performance Information ...........................  17
How to Buy Fund Shares .......................   9
------------------------------------------------------------------------------------------------------------


                        PROSPECTUS DATED APRIL 1, 1997

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                   4.75%
Sales Charges Imposed on Reinvested Distributions                                                None
Fees to Exchange Shares                                                                          None

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
---------------------------------------------------------------------------------------------------------
Investment Adviser Fee                                                                          0.75%
Other Expenses (including Service Plan Fees)                                                    0.82%
                                                                                                ----
    Total Operating Expenses                                                                    1.57%
                                                                                                ====

EXAMPLE                                                                             1 YEAR       3 YEARS
                                                                                    ------       -------
An investor would pay the following maximum initial sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end
of each period:                                                                       $63          $95

NOTES:

The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Other expenses are estimated for the current fiscal year because the Fund has only recently organized.


The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of both the Fund and the Portfolio, see "Management of the Fund and the Portfolio" and "Service Plan".

No sales charge is payable at the time of purchase on investments of $1 million or more. However, a contingent deferred sales charge of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. See "How to Buy Fund Shares" and "How to Redeem Fund Shares".

For shares sold by Authorized Firms and remaining outstanding for at least one year, the Fund will pay service fees not exceeding .25% per annum of its average daily net assets. The Fund expects to begin making service fee payments during the quarter ending September 30, 1998. After such date, Other Expenses will be higher. See "Service Plan".

Other investment companies with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND PROTECTION OF THE PURCHASING POWER OF THE SHAREHOLDER'S CAPITAL. The Fund currently seeks to meet its investment objective by investing its assets in the Worldwide Developing Resources Portfolio, a separate registered investment company, which has the same investment objective as the Fund. The Portfolio will concentrate its assets in natural resource related investments. There can be no assurance that the Fund will achieve its investment objective.


The Portfolio will be subject to the volatile markets in which natural resource investments are traded. Numerous worldwide economic, financial and political factors can affect the Portfolio's holdings. The Fund is intended for long-term investors who can withstand share price fluctuations.


Except as otherwise indicated in this Prospectus, the investment objective and policies of the Fund and the Portfolio are the same and may be changed by the Trustees of the Trust or the Portfolio without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be. The Trustees of the Trust have no present intention to change the Fund's objective and intend to submit any proposed material change in the investment objective to shareholders in advance for their approval.


INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


The Portfolio seeks to achieve its investment objective by investing in domestic and foreign natural resource related investments. Under normal investment conditions, the Portfolio will invest primarily in common stocks, but it may also hold convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if the Investment Adviser believes such investments would help to achieve the Portfolio's investment objective. The Portfolio may also invest in debt, preferred or convertible securities, the value of which is related in part to the market value of some natural resource asset ("asset-related securities"). The Portfolio under normal circumstances will maintain at least 65% of its total assets in natural resource related investments or in asset-related securities. In making investments for the Portfolio, the Investment Adviser will seek to identify companies or asset-related securities it believes are attractively priced relative to the intrinsic value of the underlying natural resource assets, revenues or profits or are especially well positioned to benefit during particular periods of investment or inflationary cycles. The Portfolio may also from time to time invest to a limited extent in natural resource-related direct placement securities and venture capital companies and in gold or silver bullion, strategic metals, and gold or silver coins.


During temporary defensive periods, such as during abnormal market or economic conditions, the Portfolio may invest in U.S. Government securities and money market securities, including repurchase agreements, or hold a portion of its assets in cash or cash equivalents. The Portfolio may also hold a portion of its assets in cash or money market instruments, including repurchase agreements and cash equivalents, for liquidity purposes. In addition, under certain circumstances, the Portfolio may invest a majority of its assets in gold-related investments. See below.

NATURAL RESOURCE RELATED INVESTMENTS. These investments include securities issued by companies engaged in exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning natural resources, companies engaged in the creation or development of technologies for the production or use of natural resources, and companies engaged in the furnishing of technology, equipment, supplies or services to the natural resource investment sector. The Investment Adviser currently deems a company to be in the natural resource investment sector if (a) at least 50% of the non-current assets, capitalization, gross revenues or operating profit of the company in the most recent or current fiscal year are involved in or result from (whether directly or indirectly through affiliates) any of the foregoing activities or
(b) in the Investment Adviser's judgment the company's natural resource assets, revenues or profit are of such magnitude, when compared with the total non-current assets, capitalization, gross revenues or operating profit of the company, that favorable changes in the value of such assets or level of its natural resource revenues or profit could favorably affect the market value of the equity securities of the company.

Natural resources include substances, materials and energy derived from natural sources which have economic value. Examples of natural resources include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., titanium, chromium, vanadium and niobium), energy resources (coal, oil, natural gas, oil shale and uranium), timberland, undeveloped real property and agricultural and other commodities.

The Investment Adviser will seek to identify securities of companies in this investment sector which, in its judgment, are undervalued relative to the value of their natural resource assets, revenues or profits in light of current and anticipated economic or financial conditions. The Investment Adviser believes that the market value of securities of companies that have different kinds of natural resource assets, revenues or profits may move relatively independently of one another during different stages of investment and inflationary cycles. The Investment Adviser's flexible investment approach enables it to change the Portfolio's investment emphasis to various subsectors within the large natural resource investment sector depending upon the Investment Adviser's outlook as to developments and trends which may affect the value of and prospects for different types of natural resource related investments. Emphasis on underperforming sectors can result in substantial losses.

In reviewing natural resource related investments available to the Fund, the Investment Adviser will consider, among other investments, domestic and foreign companies which may

    o EXPLORE FOR, FINANCE, DEVELOP, PRODUCE OR HOLD PRECIOUS METALS. The Investment Adviser will give special emphasis in this subsector to efficiently managed, low cost gold producers which are able to operate profitably at the current level of gold prices, thereby benefiting from any future increase in gold prices.

    o EXPLORE FOR, FINANCE, DEVELOP OR PRODUCE ENERGY RESOURCES. In this subsector, the Investment Adviser will stress low cost producers whose reserves will allow expansion of production and those companies with established earnings records in both rising and falling energy markets.

    o   EXPLORE FOR, FINANCE, DEVELOP, PRODUCE OR HOLD STRATEGIC METALS.

    o CREATE AND DEVELOP NEW GEOCHEMICAL TECHNOLOGY OR PROPRIETARY METHODS FOR DETECTING, DEVELOPING, PRODUCING OR PROCESSING MINERAL DEPOSITS AND OTHER NATURAL RESOURCES.

    o OWN, LEASE OR HAVE RIGHTS TO HOLDINGS OF TIMBER AND TIMBERLANDS. This would include those companies which manufacture or process pulp, paper, wood products and other specialty products.

    o PROVIDE NATURAL RESOURCE TRANSPORTATION, DISTRIBUTION AND PROCESSING SERVICES, SUCH AS PIPELINES AND REFINING.


DIRECT PLACEMENT SECURITIES, VENTURE CAPITAL INVESTMENTS AND SMALLER COMPANIES. The Portfolio may make natural resource related investments in "direct placement securities" issued by a company directly to the Portfolio. The Portfolio is also empowered to make natural resource related investments in "venture capital companies" -- companies, the securities of which have no public market at the time of investment. The Portfolio's direct placement securities and venture capital investments are considered speculative in nature and are not readily marketable. The Portfolio's investments will include securities of smaller, less seasoned companies. Such securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. There is generally less publicly available information about such companies than larger, more established companies. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.


The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Section 4
(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Trustees of the Portfolio, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Such securities may increase the level of Portfolio illiquidity to the extent qualified institutional buyers become uninterested in purchasing such securities.


METALS INVESTMENTS. The Portfolio may invest up to 10% of its portfolio in gold or silver bullion, strategic metals, and gold or silver coins. The Portfolio will invest only in metals that are readily marketable, and in coins only if there is an active quoted market for the coins in question. Coins will not be purchased for their numismatic value. Prices of precious metals may fluctuate sharply over short periods due to various events, such as changes in actual or anticipated inflation, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation, changes in demand, or governmental restrictions on private ownership.

GOLD-RELATED INVESTMENTS. Based on historic experience, during periods of economic or political instability the securities of gold-related companies may be subject to wide price fluctuations, reflecting the high volatility of gold prices during such periods. In addition, the instability of gold prices may result in volatile earnings of gold-related companies which, in turn, may affect adversely the financial condition of such companies. Gold mining companies also are subject to the risks generally associated with mining operations. The major producers of gold include the Republic of South Africa, the United States, Russia, Australia, China and Canada. Economic, social and political developments within South Africa, Russia and China, including civil unrest, may significantly affect gold production and values.


WHEN THE INVESTMENT ADVISER ANTICIPATES SIGNIFICANT ECONOMIC OR POLITICAL INSTABILITY, SUCH AS HIGH INFLATION OR TURMOIL IN THE FOREIGN CURRENCY EXCHANGE MARKETS, THE PORTFOLIO, IN SEEKING TO PROTECT THE PURCHASING POWER OF SHAREHOLDERS' CAPITAL, MAY INVEST A MAJORITY OF ITS ASSETS IN COMPANIES THAT EXPLORE FOR, EXTRACT, PROCESS OR DEAL IN GOLD OR IN ASSET-RELATED SECURITIES INDEXED TO THE VALUE OF SOME NATURAL RESOURCE SUCH AS GOLD BULLION. Such a change in investment strategy could require the Portfolio to liquidate portfolio assets and incur transaction costs. There can be no assurance that any such change in investment strategy will be successful.

CONCENTRATION. The Portfolio has adopted a fundamental policy which requires it during normal market conditions to concentrate at least 25% of its total assets in the natural resource group of industries. Therefore, the Portfolio could be adversely affected by a single economic, political or regulatory occurrence or other development affecting this investment sector. As the Portfolio's concentration increases, so does the potential for fluctuation in the value of the Fund's shares. The value of the Fund's shares may fluctuate more widely than the value of shares of a mutual fund which invests in a broader range of industries. The Fund should, therefore, not be considered a balanced or complete investment program.

NON-DIVERSIFICATION. The Portfolio is a "non-diversified" investment company, and so may invest its assets in a more limited number of issuers than if it were a diversified investment company. Under applicable tax requirements, the Portfolio may not invest more than 25% of its assets in obligations of any one issuer (other than U.S. Government obligations) and, with respect to 50% of its total assets, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). Thus, the Portfolio may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to the Portfolio. To mitigate this risk, the Portfolio has adopted an investment policy that it will not purchase more than 10% of the total outstanding voting securities of an issuer, except when significant economic, political or financial instability is anticipated.

BORROWING AND LEVERAGE. The Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage," increases the Portfolio's market exposure and its risk. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on the Investment Adviser's ability to predict market movements correctly. The Portfolio may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by the Portfolio of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements will increase the Portfolio's overall investment exposure and may result in losses. The amount of money borrowed by the Portfolio for leverage may generally not exceed one-third of the Portfolio's assets (including the amount borrowed).


FOREIGN INVESTMENTS. Under normal market conditions, the Portfolio will hold securities of issuers in at least three countries. Investing in securities issued by foreign companies (including depository receipts) involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Foreign currency exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be adversely affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, delays in settlements of transactions, less publicly-available financial and other information, armed conflict and potential difficulties in enforcing contractual obligations. In addition to investing in foreign companies of countries which represent established and developed economies, the Portfolio may also invest in the emerging economies of lesser developed countries, including those in Africa, the Far East, Latin America and Eastern Europe. Consistent with its investment objective, the Portfolio is not limited in the percentage of assets it may invest in such securities. The relative risk and cost of investing in the securities of companies in such emerging economies may be higher than an investment in securities of companies in more developed countries. As of the date of this Prospectus, more than 57% of the Portfolio's assets were comprised of foreign securities.


DERIVATIVE INSTRUMENTS. From time to time, the Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities or commodity prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities, commodities or currency. The Portfolio's transactions in derivative instruments may include the purchase or sale of futures contracts on securities or commodities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currency; and forward foreign currency exchange contracts.

The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in interest rates, securities prices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; or default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Investment Adviser's use of derivative instruments will be advantageous to the Portfolio.


To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish the position (excluding the amount by which options are "in-the-money") may not exceed 5% of the market value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.


Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.


CERTAIN INVESTMENT RESTRICTIONS AND POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies, in addition to the concentration policy set forth above, which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively. Such Statement also contains nonfundamental investment policies; for example, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

The Fund may also invest in other registered investment companies in the Eaton Vance group of funds in addition to or in lieu of the Portfolio, if such other funds invest in securities that the Fund can invest in and the Trustees of the Trust determine it is in the best interests of the Fund to do so. Any other registered investment company in which the Fund invests is likely to be organized and to operate in the manner described under "Organization of the Fund and the Portfolio".


ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------


THE FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END INVESTMENT MANAGEMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, affords the potential for economies of scale for the Fund and may over time result in lower expenses for the Fund.

In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.


Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------


THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR will receive a monthly advisory fee of .0625% (equivalent to .75 of 1% annually) of the average daily net assets of the Portfolio up to $500 million; the fee will be reduced at various asset levels over $500 million.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $17 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

William D. Burt and Barclay Tittmann are the co-portfolio managers of the Portfolio since inception. Mr. Burt joined Eaton Vance and BMR as a Vice President in November, 1994. Prior to joining Eaton Vance, he was a Vice President of The Boston Company (1990-1994) and a Vice President of Baring America Asset Management (1979-1990). Mr. Tittmann joined Eaton Vance and BMR as a Vice President in October, 1993. He was a Vice President, portfolio manager and analyst with Invesco Management and Research (formerly Gardner and Preston
Moss) from 1970-1993.

BMR places the portfolio transactions of the Portfolio for execution with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of broker-dealer firms to execute portfolio transactions. The Fund, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement. Such costs and expenses to be borne by the Fund or the Portfolio, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; and investment advisory fees, and, if any, administrative services fees. The Fund and the Portfolio, as the case may be, will also each bear expenses incurred in connection with any litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.

The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

SERVICE PLAN
--------------------------------------------------------------------------------

In addition to advisory fees and other expenses, the Fund pays service fees pursuant to a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. THE PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. The Fund expects to begin making service fee payments during the quarter ending September 30, 1998.


VALUING FUND SHARES
--------------------------------------------------------------------------------


THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT Fund Services (Canada) Inc. (as agent for the Fund) in the manner authorized by the Trustees of the Trust. IBT Fund Services (Canada) Inc. is a subsidiary of Investors Bank & Trust ("IBT"), the Fund's and the Portfolio's custodian. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT Fund Services (Canada) Inc. (as agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The Fund receives the net asset value, while the sale charge is divided between the Authorized Firm and the Principal Underwriter. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.


The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention, Right of Accumulation or various employee benefit plans are available from Authorized Firms or from the Principal Underwriter.


The current sales charges and dealer commissions are:
                                                                 SALES CHARGE          SALES CHARGE          DEALER COMMISSION
                                                                 AS PERCENTAGE OF      AS PERCENTAGE OF      AS PERCENTAGE OF
AMOUNT OF PURCHASE                                               OFFERING PRICE        AMOUNT INVESTED       OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                                               4.75%                 4.99%                 4.00%
$100,000 but less than $250,000                                  3.75                  3.90                  3.15
$250,000 but less than $500,000                                  2.75                  2.83                  2.30
$500,000 but less than $1,000,000                                2.00                  2.04                  1.70
$1,000,000 or more                                               0.00*                 0.00*                 See Below**


 *No sales charge is payable at the time of purchase on investments of $1 million or more. A contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase.
**A commission on sales of $1 million or more will be paid as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts from $3 million but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission to be paid.


The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".


Shares of the Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives, employees of Authorized Firms and bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") ("Eligible Plans") and "rabbi trusts." The Fund's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.

No sales charge is payable at the time of purchase where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were potentially subject to a sales charge. A CDSC of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase and the Authorized Firm will be paid a commission on such sales of 0.50% of the amount invested.


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at the applicable public offering price as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

          IN THE CASE OF BOOK ENTRY:

          Deliver through Depository Trust Co.
          Broker #2212
          Investors Bank & Trust Company
          For A/C EV Traditional Worldwide Developing Resources Fund

          IN THE CASE OF PHYSICAL DELIVERY:

          Investors Bank & Trust Company
          Attention: EV Traditional Worldwide Developing Resources Fund Physical Securities Processing Settlement Area
          89 South Street
          Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen-month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.


If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of the Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation an Authorized Firm other than the original Firm is placing the orders, the adjustment will be made only on those shares purchased through the Firm then handling the account.


  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.


REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.


REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the Principal Underwriter, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.

If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 1% will be imposed on such redemption. If shares have been purchased at net asset value because the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance (as described under "How to Buy Fund Shares") and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption it will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC. The CDSC will be retained by the Principal Underwriter.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within the 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege", the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish its shareholders with information necessary for preparing federal and state tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.


Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE TO the Transfer Agent.


Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.


"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


Shares of the Fund currently may be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in states where shares of the fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

Shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.


The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Any such exchange is subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Telephone exchanges are accepted by the Transfer Agent provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Traditional Worldwide Developing Resources Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. See "How to Buy Fund Shares -- Statement of Intention and Escrow Agreement".

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.


REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest at net asset value any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, or, provided that the shares redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are being purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 60-day period the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. Under all plans, distributions will be automatically reinvested in additional shares.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS. It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and (b) at least one distribution (normally in December) of all or substantially all of the net capital gains and net gains from foreign currency transactions (if any) allocated to the Fund by the Portfolio (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund at net asset value per share as of the close of business on the record date.


TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of distributions from the Fund's net investment income may qualify for the dividends-received deduction for corporate shareholders.


Distributions by the Fund of net long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder.


If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions. Certain distributions declared by the Fund in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.


As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital and foreign currency gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.


Income realized by the Portfolio from certain investments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of a taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the proportionate share of such taxes. The availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations.

Sales charges paid upon a purchase of shares of the Fund cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund or of another fund pursuant to the Fund's reinvestment or exchange privilege. In addition, losses realized on a redemption of Fund shares may be disallowed under certain "wash sale" rules if within a period beginning 30 days before and ending 30 days after the date of redemption other shares of the Fund are acquired. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.


Shareholders will receive annually Forms 1099 to assist in preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Transfer Agent.


Shareholders should consult with their tax advisers concerning the applicability of state, local or other taxes to an investment in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period and annualizing the resulting figure. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (which includes the maximum sales charge) for specified periods, assuming reinvestment of all distributions. The Fund may publish annual and cumulative total return figures from time to time. The Fund may also quote total return for the period prior to the commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.

The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be lower if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period. If the expenses of the Fund are allocated to Eaton Vance, the Fund's performance will be higher.


The following chart reflects the annual investment returns of the Fund for one year periods ending September 30 and does not take into account any sales charge which investors may bear. The total return for the period prior to the Fund's commencement of operations on April 1, 1997 reflects the total return of the Portfolio (or that of its predecessor) which had different operating expenses.

                   5 Year Average Annual Total Return -- 17.13%
               Life of Fund Average Annual Total Return -- 13.52%

                    1988(1)*                       15.39%
                    1989*                          22.96%
                    1990*                           0.01%
                    1991*                          (4.36)%
                    1992*                           9.44%
                    1993*                          11.73%
                    1994                           20.47%
                    1995                            7.66%
                    1996                           45.67%

(1) From the start of business, October 21, 1987, to September 30, 1988.
 * If a portion of the predecessor fund's expenses had not been subsidized, returns would have been lower.

                                                            [logo]
                                                            EATON VANCE
                                                            -----------------
                                                                 Mutual Funds

EV TRADITIONAL

WORLDWIDE DEVELOPING

RESOURCES FUND



PROSPECTUS

APRIL 1, 1997


EV TRADITIONAL WORLDWIDE
DEVELOPING RESOURCES FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
INVESTMENT ADVISER OF WORLDWIDE DEVELOPING RESOURCES PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV TRADITIONAL WORLDWIDE DEVELOPING RESOURCES FUND Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                          T-DRP

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS


                                 EV MARATHON
                        WORLDWIDE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


EV MARATHON WORLDWIDE HEALTH SCIENCES FUND (THE "FUND") IS A MUTUAL FUND SEEKING LONG-TERM CAPITAL GROWTH BY INVESTING IN A GLOBAL AND DIVERSIFIED PORTFOLIO OF SECURITIES OF HEALTH SCIENCE COMPANIES. THE FUND INVESTS ITS ASSETS IN WORLDWIDE HEALTH SCIENCES PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY INVESTING DIRECTLY IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. THE FUND IS A SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing in the Fund. Please retain this document for future reference. A Statement of Additional Information for the Fund dated April 1, 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 ("Eaton Vance" or the "Manager"). The Portfolio's investment adviser is Mehta and Isaly Asset Management, Inc. ("M&I" or the "Adviser"). The principal business address of the Adviser is 41 Madison Avenue, 40th Floor, New York, NY 10010-2202.
------------------------------------------------------------------------------


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------------------------------------------------------------------------------------------------------------------
                                                          PAGE                                                              PAGE

Shareholder and Fund Expenses .........................     2    How to Buy Fund Shares ................................      11
The Fund's Financial Highlights .......................     3    How to Redeem Fund Shares .............................      12
Health Science Investments ............................     4    Reports to Shareholders ...............................      14
The Fund's Investment Objective .......................     4    The Lifetime Investing Account/Distribution
Investment Policies and Risks .........................     5      Options .............................................      14
Organization of the Fund and the Portfolio ............     7    The Eaton Vance Exchange Privilege ....................      15
Management of the Fund and the Portfolio ..............     8    Eaton Vance Shareholder Services ......................      16
Distribution Plan .....................................    10    Distributions and Taxes ...............................      17
Valuing Fund Shares ...................................    11    Performance Information ...............................      18
---------------------------------------------------------------------------------------------------------------------------------

                        PROSPECTUS DATED APRIL 1, 1997

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------------------------
Sales Charges Imposed on Purchases of Shares                                                     None
Sales Charges Imposed on Reinvested Distributions                                                None
Fees to Exchange Shares                                                                          None
Range of Declining Contingent Deferred Sales Charges Imposed on Redemptions
  during the First Seven Years (as a percentage of redemption proceeds exclusive
  of all reinvestments and capital appreciation in the account)                              5.00%-0%


ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
----------------------------------------------------------------------------------------------------------
Management Fees                                                                                 1.37%
Rule 12b-1 Distribution (and Service) Fees                                                      0.75
Other Expenses                                                                                  0.50
                                                                                                ----
    Total Operating Expenses                                                                    2.62%
                                                                                                ====

EXAMPLE                                                                        1 YEAR           3 YEARS
                                                                            -------------    -------------
An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and
  (b) redemption at the end of each period:                                      $77             $121

An investor would pay the following expenses on the same investment,
  assuming (a) 5% annual return and (b) no redemptions:                          $27             $ 81


NOTES:


The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Expenses are estimated for the current fiscal year. Management Fees includes estimated management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio of 0.25%, 0.87% and 0.25%, respectively. The advisory fee is subject to a performance adjustment after September 1, 1997. See "Management of the Fund and the Portfolio."

The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Fund and the Portfolio see "The Fund's Financial Highlights," "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan."

No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to the redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares") and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege."

For shares sold by Authorized Firms and remaining outstanding for at least one year, the Fund will pay service fees not exceeding .25% per annum of its average daily net assets. The Fund expects to begin making service fee payments during the quarter ending September 30, 1997. Therefore, expenses after year one will be higher. See "Distribution Plan."

The Fund invests exclusively in the Portfolio. Other investment companies and investors with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio."

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following information should be read in conjunction with the unaudited financial statements included in the Statement of Additional Information. Further information regarding the performance of the Fund will be contained in its semi-annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.
------------------------------------------------------------------------------

FOR THE PERIOD FROM THE START OF BUSINESS, SEPTEMBER 23, 1996, TO FEBRUARY 28, 1997 (UNAUDITED):
NET ASSET VALUE, beginning of period                                                          $10.000
                                                                                              -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment loss                                                                         $(0.051)
  Net realized and unrealized gain on investments                                               1.191
                                                                                              -------
    Total income from operations                                                              $ 1.140
                                                                                              -------

NET ASSET VALUE, end of period                                                                $11.140
                                                                                              =======

TOTAL RETURN(2)                                                                                 11.4%

        RATIOS/SUPPLEMENTAL DATA:
  Net assets end of period (000's omitted)                                                    $22,286
  Ratio of net expenses to average net assets(1)                                                2.90%+
  Ratio of net expenses to average net assets after custodian fee reduction(1)                  2.84%+
  Ratio of net investment (loss) to average net assets                                        (2.75)%+

  +Annualized.
(1)Includes the Fund's share of Worldwide Health Sciences Portfolio's allocated expenses.
(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is computed on a non-annualized basis.


HEALTH SCIENCE INVESTMENTS
--------------------------------------------------------------------------------


Markets for health sciences products and services have undergone significant growth over the last 25 years. In the U.S., the Department of Health and Human Services estimates health care expenditures alone could increase to over 16% of gross national product by the year 2000, compared to 7.6%, 10.3% and 14.0% in 1972, 1982 and 1992, respectively. Outside the U.S., most developed countries are seeing similar growth in health care expenditures. In emerging markets, health care spending is increasing as standards of living are improving and as revenues become available to fund government and private programs to address basic health needs. Factors contributing to this growth include demographic shifts tending to a higher world population and a larger elderly population in industrialized nations, technological advances, and popular acceptance of and worldwide familiarity with health care products, resulting in high consumer demand. In addition to increased demand for health science products and services, substantial public and private expenditures on basic medical research and advances in technology have accelerated the pace of medical discoveries. The Adviser believes that the rate of change may accelerate in the future, causing certain segments of the business to decline and others to experience growth. Favorable investment opportunities may be found in companies that provide products or services designed for the prevention, diagnosis and treatment of physical and mental disorders.


In making portfolio selections, in addition to evaluating trends in corporate revenues, earnings and dividends, the Adviser generally considers the amount of capital currently being expended on research and development, and the nature thereof. The Adviser believes that dollars invested in research and development today frequently have significant bearing on future growth.

Portfolio securities generally will be selected from companies in the following groups:


Biotechnology -- Companies which are producing or plan to produce as a result of current research, therapeutic drugs, vaccines and diagnostic systems and reagents based on genetic engineering and the use of monoclonal antibodies or on recombinant DNA; also, specialty companies catering to the unique requirements of biotechnology companies such as those providing enzymes, media and purification equipment.


Diagnostics -- Private organizations that develop or maintain sophisticated diagnostic equipment such as CAT scanners and Magnetic Resonance Imaging as well as urological and serological assays.

Managed Healthcare -- Operators of investor-owned hospital chains (including acute care psychiatric hospitals), nursing centers for the elderly, health maintenance organizations, and rehabilitation clinics which seek to deliver hospital care on an efficient cost basis.


Medical Equipment and Supplies -- Companies engaged in the manufacture of inpatient and outpatient medical (and dental), surgical, laboratory and diagnostic products (ranging from cotton swabs through kidney dialysis equipment to CAT scanners).


Pharmaceuticals -- Companies involved with new types of drugs and their delivery systems.

By focusing on companies such as the foregoing, the Adviser believes that the opportunity for long-term capital growth exists. Of course, there can be no assurance that the Portfolio will be able to take advantage of the foregoing opportunities, or that such investment opportunities will be favorable.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL GROWTH BY INVESTING IN A GLOBAL AND DIVERSIFIED PORTFOLIO OF SECURITIES OF HEALTH SCIENCE COMPANIES. It currently seeks to meet its investment objective by investing its assets in the Portfolio, a separate registered investment company which has the same investment objective and policies as the Fund.

The Fund is intended for long-term investors who can accept international investment risk and little or no current income. Because the Fund concentrates its investments in medical research and the health care industry, the Fund is not intended to be a complete investment program. Prospective investors should take into account their objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective.


INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

The Portfolio invests in a global and diversified portfolio of securities of health science companies. These companies principally are engaged in the development, production or distribution of products or services related to scientific advances in health care, including biotechnology, diagnostics, managed health care and medical equipment and supplies, and pharmaceuticals. At the time the Fund makes an investment, 50% or more of such a company's sales, earnings or assets will arise from or will be dedicated to the application of scientific advances related to health care. The Portfolio may invest in securities of both established and emerging companies, some of which may be denominated in foreign currencies.


Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities of health science companies, including common and preferred stocks; equity interests in partnerships; convertible preferred stocks; and other convertible instruments. Convertible debt instruments generally will be rated below investment grade (i.e., rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Group) or, if unrated, determined by the Adviser to be of equivalent quality. Convertible debt securities so rated are commonly called "junk bonds" and have risks similar to equity securities; they are speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such below investment grade, debt securities will not exceed 20% of total assets. For temporary defensive purposes, such as during abnormal market or economic conditions, the Portfolio may invest without limit in high grade debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

An investment in the Fund entails the risk that the principal value of Fund shares may not increase or may decline. The Portfolio's investments are subject to the risk of adverse developments affecting particular companies, the health science industries and securities markets generally. The value of Fund shares may fluctuate more than shares invested in a broader range of industries. Many health science companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies, such as reductions in the funding of third-party payment programs, may have a material effect on the demand for particular health care products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in medical research and health care are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies. The Portfolio will invest in securities of emerging growth health science companies, which may offer limited products or services or which are at the research and developmental stage with no marketable or approved products or technologies.

INVESTING IN FOREIGN SECURITIES. Under normal market conditions, the Portfolio will hold securities of at least three countries. Investing in such securities (including depository receipts) involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Foreign currency exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be adversely affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. In addition to investing in foreign companies of countries which represent established and developed economies, the Portfolio may also invest some of its assets in the emerging economies of lesser developed countries such as China and India, and countries located in Latin America and Eastern Europe. Consistent with its investment objective, the Portfolio is not limited in the percentage of assets it may invest in such securities but the number of health science issuers in less developed countries is relatively small. The relative risk and cost of investing in the securities of companies in such emerging economies may be higher than an investment in securities of companies in more developed countries. As of the date of this Prospectus, approximately 50% of the Portfolio's assets were comprised of foreign securities.

DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; currency swaps; options on futures contracts; exchange-traded and over-the-counter covered call options on securities, indices or currencies (and closing transactions); and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Portfolio.


To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.


Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if an Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.


REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell) with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. The Portfolio does not expect to invest more than 5% of its total assets in repurchase agreements under normal circumstances.


RESTRICTED SECURITIES. Securities that are not freely tradeable or which are subject to restrictions on sale under the Securities Act of 1933 are considered restricted. Such securities are illiquid and may be difficult to properly value. The Portfolio's holdings of illiquid securities may not exceed 15% of its net assets. Illiquid securities include securities legally restricted as to resale such as commercial paper issued pursuant to Section 4 (2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder.
Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Such securities may increase the level of fund illiquidity to the extent qualified institutional buyers become uninterested in purchasing such securities.

OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets in the securities of other investment companies unaffiliated with the Adviser that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

CERTAIN INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote. Investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets generally is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy, the Portfolio will not invest 25% or more of its total assets in the securities of issuers in any one industry, other than U.S. Government securities and securities of health science companies. However, the Portfolio is permitted to invest 25% or more of its total assets in (i) the securities of issuers located in any one country and (ii) securities denominated in the currency of any one country.

Except for the fundamental investment restrictions and policies specifically identified above and enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Please refer to the Statement of Additional Information for further information regarding the investment policies and risks of the Fund and Portfolio.


ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------


THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED. The Trust is a mutual fund -- an open-end investment management company. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, affords the potential for economies of scale for the Fund (at least when the assets of a Portfolio exceed $500 million) and may over time result in lower expenses for the Fund.

In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110, (617) 482-8260.

Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND AS THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED MEHTA AND ISALY ASSET MANAGEMENT, INC. ("M&I"), LOCATED AT 41 MADISON AVENUE, 40TH FLOOR, NEW YORK, NEW YORK 10010-2202 AS ITS INVESTMENT ADVISER (THE "ADVISER"). M&I was incorporated in Delaware on February 24, 1989 and is principally owned by Samuel D. Isaly, who serves as the President of M&I. The Portfolio is the only investment company registered under the Investment Company Act of 1940 (the "1940 Act") advised by M&I, which formerly was named G/A Capital Management, Inc.


Investment decisions for the Portfolio are made by the portfolio manager, Samuel D. Isaly, who has acted as the portfolio manager since it commenced operations. Mr. Isaly has been active in international and health care investing throughout his career, beginning at Chase Manhattan Bank in New York in 1968. He studied international economics, mathematics and econometrics at Princeton and the London School of Economics. His company, Gramercy Associates, was the first to develop an integrated worldwide system of analysis on the 100 leading worldwide pharmaceutical companies, with investment recommendations conveyed to 50 leading financial institutions in the United States and Europe beginning in 1982. Gramercy Associates was absorbed into S.G. Warburg & Company Inc. in 1986, where Mr. Isaly became a Senior Vice President. In July of 1989, Mr. Isaly joined with Mr. Viren Mehta to found the partnership of Mehta and Isaly. The operations of the combined effort are (1) to provide investment ideas to institutional investors on the subject of worldwide health care, (2) to undertake cross-border merger and acquisition projects in the industry and (3) to provide investment management services to selected investors. The latter activity is undertaken primarily through the legal entity Mehta and Isaly Asset Management, Inc., which is an investment advisory firm registered with the Commission.

For its services, M&I receives a fee computed daily and payable monthly at an annual rate of 1.00% of the Portfolio's average daily net assets up to $30 million of such assets, 0.90% of the next $20 million of such assets, and 0.75% on such assets in excess of $50 million. The fee rate declines for net assets at $500 million and greater. After September 1, 1997, M&I may receive a performance based adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. M&I has agreed to pay the Principal Underwriter the equivalent of one-third of its advisory fee receipts out of M&I's own resources for the Principal Underwriter's activities as placement agent of the Portfolio. For the period from the start of business, September 1, 1996, to February 28, 1997, the Portfolio paid M&I advisory fees equivalent to 0.91% of the Portfolio's average daily net assets for such period.


The Adviser furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. The Adviser places the portfolio securities transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, the Adviser may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions.


Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with assets under management of over $17 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Eaton Vance, acting under the general supervision of the Boards of Trustees of the Trust and the Portfolio, manages and administers the business affairs of the Fund and the Portfolio, respectively. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Adviser for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees' and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund.


The Fund, the Portfolio and M&I have adopted Codes of Ethics relating to personal securities transactions. The Codes permit M&I personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain restrictions and reporting procedures.


Under its management contract with the Fund, Eaton Vance receives a monthly management fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. For the period from the start of business, September 23, 1996, to February 28, 1997, the Fund paid Eaton Vance management fees equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. For the period from the start of business, September 1, 1996, to February 28, 1997, the Portfolio paid Eaton Vance administration fees equivalent to 0.25% (annualized) of the Portfolio's average daily net assets for such period.

The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by the Adviser under the investment advisory agreement, Eaton Vance under the management contract or the administration agreement, or the Principal Underwriter under the distribution agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance or the Adviser; and investment advisory, management and administration fees. The Fund and the Portfolio, as the case may be, will also each bear expenses incurred in connection with any litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.


DISTRIBUTION PLAN
--------------------------------------------------------------------------------

THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commission attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.


During the period from the start of business, September 23, 1996, to February 28, 1997, the Fund paid sales commissions under the Plan equivalent to 0.75% (annualized) of the Fund's average daily net assets for such period. As at February 28, 1997, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $924,000 (which amount was equivalent to 4.1% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed
 .25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. The Fund expects to begin making service fee payments during the quarter ending September 30, 1997.


The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
--------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT Fund Services (Canada) Inc. (as agent for the Fund) in the manner authorized by the Trustees of the Trust. IBT Fund Services (Canada), Inc. is a subsidiary of Investors Bank & Trust ("IBT"), the Fund's and the Portfolio's custodian. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT Fund Services (Canada) Inc. (as agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Exchange traded equity securities generally are valued at their last sale price. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.


An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares."


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best price available. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

          IN THE CASE OF BOOK ENTRY:

          Deliver through Depository Trust Co.
          Broker #2212
          Investors Bank & Trust Company
          For A/C EV Marathon Worldwide Health Sciences Fund

          IN THE CASE OF PHYSICAL DELIVERY:

          Investors Bank & Trust Company
          Attention: EV Marathon Worldwide Health Sciences Fund
          Physical Securities Processing Settlement Area
          89 South Street
          Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS - BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.


REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the Principal Underwriter, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.


Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.


CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge ("CDSC"). This CDSC is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, in the value in the other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a CDSC. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. As described under "Distribution Plan," the CDSC will be paid to the Principal Underwriter or the Fund. Any CDSC which is required to be imposed on share redemptions will be made in accordance with the following schedule:

YEAR OF REDEMPTION
AFTER PURCHASE                                            CDSC
-----------------------------------------------------------------
First or Second                                           5%
Third                                                     4%
Fourth                                                    3%
Fifth                                                     2%
Sixth                                                     1%
Seventh and following                                     0%

In calculating the CDSC upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares.

No CDSC will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The CDSC will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). In addition, shares acquired as a result of a merger or liquidation of another Eaton Vance sponsored fund will have a CDSC imposed at the same rate as would have been imposed on the prior fund.

  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CDSC. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CDSC. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CDSC WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CDSC WOULD BE $50.


REPORTS TO SHAREHOLDERS
-------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly.) THE LIFETIME INVESTING ACCOUNT PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).


THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option  -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.


"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (including Class I shares of any EV Marathon Limited Maturity Fund) or Eaton Vance Money Market Fund, which are subject to a CDSC. Shares of the Fund may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Any such exchange will be made on the basis of the net asset value per share of each fund at the time of the exchange. Exchange offers are available only in states where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve-month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon the redemption of shares acquired in an exchange, the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares, except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to the Eaton Vance Marathon Group of Funds (except EV Marathon Strategic Income Fund, Eaton Vance Prime Rate Reserves and Class I shares of any EV Marathon Limited Maturity Fund), see "How to Redeem Fund Shares." The CDSC or early withdrawal charge schedule applicable to EV Marathon Strategic Income Fund, Eaton Vance Prime Rate Reserves and Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.


Shares of the funds listed above may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Telephone exchanges are accepted by the Transfer Agent provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Marathon Worldwide Health Sciences Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.


WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a CDSC. See "How to Redeem Fund Shares." A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSC paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 60 days after such redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS. The Fund's present policy is to make (a) at least one distribution annually (normally in December) of all or substantially all of the investment income (if any) allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses), and (b) at least one distribution annually of all or substantially all of the net realized capital gains (if any) allocated to the Fund by the Portfolio (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the net asset value per share as of the close of business on the record date.


The Fund's net investment income consists of the Fund's allocated share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers.


TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions generally will not qualify for the dividends-received deduction for corporate shareholders.

Capital gains referred to in clause (b) above, if any, realized by the Portfolio and allocated to the Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by the Fund prior to the end of December. Distributions by the Fund of long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder. Certain distributions, if declared by the Fund in October, November or December and paid the following January, will be taxable to shareholders as if received on December 31 of the year in which they are declared.

If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions or certain other investments.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.


Income realized by the Portfolio from certain investments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of a taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the proportionate share of such taxes. The availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations.

The Fund will provide its shareholders annually with tax information notices and Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.


Shareholders should consult with their tax advisers concerning the applicability of state, local or other taxes to an investment in the Fund.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 invested at the maximum public offering price (net asset value) by the average annual compounded rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any CDSC at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may use total return figures, together with comparisons with the Consumer Price Index, various domestic and foreign securities indices and performance studies prepared by independent organizations, in advertisements and in information furnished to present or prospective shareholders.

The Fund may also publish total return figures which do not take into account any CDSC which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the CDSC would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

The following chart reflects the annual investment returns of the Fund for one-year periods ending August 31 and for the six months ended February 28, 1997, and does not take into account any sales charge which investors may bear. The total return for the period prior to the Fund's commencement of operations on September 23, 1996 reflects the total return of the Portfolio (or that of its predecessor) which had different operating expenses.


                   5 Year Average Annual Total Return -- 19.31%*
                  10 Year Average Annual Total Return -- 15.45%*

                    1985                            0.80%
                    1986                           36.04%
                    1987                           19.81%
                    1988                          (25.30%)
                    1989                           31.32%
                    1990                           11.13%
                    1991                           30.61%
                    1992                           12.04%
                    1993                           21.37%
                    1994                            2.68%
                    1995                           38.13%
                    1996                           31.04%
                    1997(1)                        12.13%


(1) For the six months ended February 28, 1997.
* Average annual total return figures based on the periods ended
  February 28, 1997.
  Absent an expense reduction, the Fund would have had lower returns.

[logo]
EATON VANCE
====================
     Mutual Funds

EV MARATHON

WORLDWIDE HEALTH

SCIENCES FUND



PROSPECTUS


APRIL 1, 1997



EV MARATHON WORLDWIDE
HEALTH SCIENCES FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
SPONSOR AND MANAGER OF EV MARATHON WORLDWIDE HEALTH SCIENCES FUND
ADMINISTRATOR OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

ADVISER OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
Mehta and Isaly Asset Management, Inc., 41 Madison Avenue,
New York, NY 10010-2202

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P., One Post Office Square, Boston, MA 02109

                                                                          M-HSP

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          April 1, 1997

                                 EV MARATHON
                     WORLDWIDE DEVELOPING RESOURCES FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides information about EV Marathon Developing Worldwide Resources Fund (the "Fund"), Worldwide Developing Resources Portfolio (the "Portfolio") and certain other series of Eaton Vance Growth Trust (the "Trust"). Part II provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II that provide additional, Fund-specific information. This Statement of Additional Information is sometimes referred to herein as the "SAI."

                              TABLE OF CONTENTS                           Page
                                    PART I
Additional Information About Investment Policies ...................        1
Investment Restrictions ............................................        5
Trustees and Officers ..............................................        6
Management of the Fund and the Portfolio ...........................        8
Custodian ..........................................................       11
Service for Withdrawal .............................................       12
Determination of Net Asset Value ...................................       12
Investment Performance .............................................       13
Taxes ..............................................................       14
Portfolio Security Transactions ....................................       16
Other Information ..................................................       17
Independent Certified Public Accountants ...........................       19
Financial Statements ...............................................       20

                                   PART II
Fees and Expenses ..................................................      a-1
Principal Underwriter ..............................................      a-2
Distribution Plan ..................................................      a-2
Performance Information ............................................      a-4
Control Persons and Principal Holders of Securities ................      a-4
Taxes ..............................................................      a-4
Other Information ..................................................      a-5
Financial Statements ...............................................      a-5

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED APRIL 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I

    This Part I provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES


PORTFOLIO TURNOVER
    The Investment Adviser will change the Portfolio's investments whenever it believes a change may be appropriate, without regard to how long a particular investment may have been held. Changes in investments generally involve expenses to the Portfolio, which may include brokerage commissions or dealer mark-ups and other transaction costs on the disposition of investments and reinvestment of the proceeds in other investments, and may result in net capital gains distributions of which will be subject to tax. The Portfolio's investment policies and strategies may result in a higher portfolio turnover rate than that experienced by other mutual funds. The Portfolio's turnover rate will not be a limiting factor when the Investment Adviser considers a change in the Portfolio's investment portfolio, and in any fiscal year such rate could exceed 100%.


ASSET-RELATED SECURITIES
    The Portfolio's Investment Adviser will evaluate the creditworthiness of the issuer of an asset-related security. If the asset-related security is backed by a bank letter of credit or other similar facility, the Investment Adviser may take such backing into consideration in determining the creditworthiness of the issuer.

    While the market prices for an asset-related security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-related securities may not necessarily be secured by a security interest in or claim on the underlying natural resource asset.

    The Portfolio may invest in asset-related securities without limit when it has the option to put such securities to the issuer or a stand-by bank or broker and receive the principal amount or redemption price thereof less transaction costs on no more than seven days notice or when the Portfolio has the right to convert or exchange such securities into a readily marketable security in which it could otherwise invest upon not less than seven days notice.

    The asset-related securities in which the Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. The Portfolio's holdings of such securities therefore may not generate appreciable current income, and the return from such securities primarily will be from any profit on the sale, maturity or conversion thereof at a time when the price of the related asset is higher than it was when the Portfolio purchased such securities. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-related securities may be payable at maturity in cash at the stated principal amount, or at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance the Portfolio may sell the asset-related security in the secondary market, to the extent one exists, prior to the maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

METALS INVESTMENTS
    In making direct investments in bullion or metals, the Portfolio normally will not take possession of the bullion or metals, but instead will obtain receipts or certificates representing ownership. In the event the Portfolio does take possession, the bullion or metals would be delivered to and held by a non-affiliated sub-custodian in a segregated account. When it purchases bullion or metals, either by purchasing receipts or certificates or by having a sub-custodian physically hold such metals, the Portfolio will pay for the metals only upon actual receipt. Although the Portfolio would incur storage, shipping and other costs by owning bullion or metals, such costs should be minimized by the use of receipts or certificates.

FOREIGN INVESTMENTS
    Investing in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in foreign issuers may involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

    Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In some countries delayed settlements are customary, which increases the risk of loss.

    Depository receipts are not necessarily denominated in the same currency as the securities into which they may be converted. American Depository Receipts ("ADRs") are receipts typically issued by a U.S. banking institution evidencing ownership of the underlying securities; European Depository Receipts ("EDRs") are receipts evidencing a similar arrangement with a European banking institution. Generally ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Such securities may or may not be listed on a foreign securities exchange.

FOREIGN CURRENCY TRANSACTIONS
    The value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. In spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    Currency swaps require maintenance of a segregated account as described under "Asset Coverage Requirements" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

    The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets. The Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities held by the Portfolio or other assets denominated in that currency. The Portfolio generally will not enter into a forward contract with a term of greater than one year.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS
    Entering into a derivative instrument involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to the Portfolio's 15% limit on illiquid investments. The Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code, limit the extent to which the Portfolio may purchase and sell derivative instruments. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes. See "Taxes".

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS
    The Portfolio may enter into futures contracts (and options thereon) traded on a foreign exchange if it is determined by the Investment Adviser that trading on such exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on United States exchanges regulated by the CFTC.

    The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio will only write a put option on a security which it intends to ultimately acquire for its portfolio.

REPURCHASE AGREEMENTS
    The Portfolio may enter into repurchase agreements with respect to its permitted investments with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The repurchase date is usually within seven days of the original purchase date. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days (and other illiquid investments). Repurchase agreements are deemed to be loans under the 1940 Act. In all cases the Investment Adviser must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS
    The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Portfolio's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Investment Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield. Reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Portfolio's investment restriction (1) set forth below.

LEVERAGE THROUGH BORROWING
    The Portfolio will not always borrow money for additional investments. The Portfolio's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are market conditions and interest rates.

    The 1940 Act requires the Portfolio to maintain continuous asset coverage of not less than 300% with respect to its borrowings. This allows the Portfolio to borrow for leverage purposes an amount equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days in order to reduce the Portfolio's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell such holdings at that time. The practice of leveraging to enhance investment return may be viewed as a speculative activity. Leveraging will exaggerate any increase or decrease in the market value of the securities held by the Portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not exceed the income from the investments acquired with the borrowed funds. The Portfolio may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

ASSET COVERAGE REQUIREMENTS
    Transactions involving reverse repurchase agreements, forward contracts or futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options, forward contracts or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations or common stocks and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the Portfolio's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

CONVERTIBLE SECURITIES
    The Portfolio may from time to time invest a portion of its assets in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock (such as Canadian special warrants) may itself be convertible into or exchangeable for equity securities, or the purchase right may be evidenced by warrants attached to the security or acquired as part of a unit with the security. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.

WARRANTS
    Warrants are an option to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants may become valueless if not sold or exercised prior to their expiration. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants for purposes of the Portfolio's investment restrictions).

                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund.

    As a matter of fundamental policy, the Fund may not:

    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

    (3) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security;

    (4) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate or interests therein and securities of issuers (including real estate investment trusts) which invest or deal in real estate or interests therein; or

    (5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

    In addition, as a matter of fundamental policy:

    (6) During normal market conditions the Fund will invest at least 25% of its total assets in the natural resource group of industries, except when such percentage is reduced as a result of a decrease in value of the assets so invested or during such times when management believes that the assets so invested should be redeployed for defensive purposes or during such times when management believes that the assets so invested should be redeployed in obligations or other securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion; the Fund may invest more than 25% of its total assets in any industry in the natural resource group of industries; and the Fund may invest up to 25% of its total assets, taken at market value at the time of each investment, in any other industry. For the purposes of this policy, an investment by the Fund in gold or silver bullion, other precious metals, strategic metals, or gold or silver coins, or in securities issued by companies deemed by the Fund's investment adviser to be engaged in the natural resource investment sector (as from time to time described in the Fund's Prospectus), shall be considered as an investment in the natural resource group of industries; and

    (7) The Fund may purchase and sell commodities and commodities contracts (including without limitation futures contracts and options on futures contracts) of all types and kinds.


    Notwithstanding the investment policies and restrictions of the Fund; the Fund may invest its assets in an open-end management investment company (a Portfolio) with substantially the same investment objectives, policies and restrictions as the Fund; moreover, subject to Trustee approval the Fund may invest its investable assets in other open-end management investment companies in the same group of investment companies with the same investment adviser as the Portfolio (or an affiliate) if, with respect to such assets, the other companies' permitted investments are substantially the same as those of the Fund.


    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.


    The Fund and the Portfolio have adopted the following investment policies which may be changed with respect to the Fund by the Trustees of the Trust without approval by the Fund's shareholders or with respect to the Portfolio by the Trustees of the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid; (b) make short sales of securities, unless at all times when a short sale position is open the Fund or the Portfolio either owns an equal amount of such securities or owns securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; (c) purchase securities of any issuer (other than securities or obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund or the Portfolio; this restriction will not apply (i) during periods when management of the Fund anticipates significant economic, political or financial instability or (ii) to investments in certificates of deposit, bankers' acceptances or time deposits of banking and thrift institutions; (d) invest for the purpose of gaining control of a company's management; (e) purchase warrants if, as a result of such purchase, more than 5% of the Fund's or the Portfolio's net assets, as the case may be (taken at current value), would be invested in warrants, and the value of such warrants which are not listed on the New York or American Stock Exchange may not exceed 2% of the Fund's or the Portfolio's net assets; this policy does not apply to or restrict warrants acquired by the Fund or the Portfolio in units or attached to securities, inasmuch as such warrants are deemed to be without value; (f) purchase an option on a security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by it, would be so invested; (g) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at current value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at current value).


    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, under normal circumstances the Fund and the Portfolio will maintain at least 65% of its total assets in natural resource related investments or in asset-related securities. Moreover, the Fund and the Portfolio must always be in compliance with the borrowing policies set forth above.

                            TRUSTEES AND OFFICERS


    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Investment Adviser, BMR, a wholly-owned subsidiary of Eaton Vance; of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act, by virtue of their affiliation with BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                   TRUSTEES OF THE TRUST AND THE PORTFOLIO


JAMES B. HAWKES (55), President and Trustee*
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and a
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (66), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company); Chairman of the Board of Newspapers of New England, Inc. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768


SAMUEL L. HAYES, III (62), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134


NORTON H. REAMER (61), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (70), Trustee
Former Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (67), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO

WILLIAM D. BURT (58), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV since November 1994; formerly Vice
  President of The Boston Company (1990-1994).

WILLIAM CHISHOLM (36), Vice President of the Portfolio
Senior Trust Officer of The Bank of Nova Scotia Trust Company (Cayman)
  Limited.
Address: The Bank of Nova Scotia Trust Company (Cayman) Ltd., The Bank of Nova
  Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies.

M. DOZIER GARDNER (63), Vice President
Vice Chairman of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV.
  Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

MICHEL NORMANDEAU (45), Vice President of the Portfolio
Assistant Manager - Trust Services, The Bank of Nova Scotia Trust Company
  (Cayman) Limited.
Address: The Bank of Nova Scotia Trust Company (Cayman) Ltd., The Bank of Nova
  Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies.

RAYMOND O'NEILL (34), Vice President of the Portfolio
Managing Director of IBT Trust and Custodian Services (Ireland) Limited since
  January, 1995. Vice President, Atlantic Corporate Management Limited, Warwick, Bermuda (1991-1994). Officer, The Bank of Bermuda Limited, Hamilton, Bermuda (1987-1991).
Address: Earlsfort Terrace, Dublin 2, Ireland.

BARCLAY TITTMANN (65), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV since October 1993; formerly Vice
  President of Invesco Management and Research (1970-1993).

THOMAS OTIS (65), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (51), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various other investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (61), Assistant Treasurer and Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995.


ERIC G. WOODBURY (39), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolio.


    Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Trust has a retirement plan for its Trustees.


    The fees and expenses of the noninterested Trustees of the Trust and the Portfolio are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in Part II. Messrs. Chisholm, Normandeau and O'Neill are not U.S. residents. It may be difficult to effect service of process within the U.S. or to realize judgments of U.S. courts upon them. It is uncertain whether courts in other countries would entertain original actions against them.


                   MANAGEMENT OF THE FUND AND THE PORTFOLIO


    The Portfolio engages BMR as its investment adviser pursuant to an Investment Advisory Agreement dated February 14, 1997. BMR or Eaton Vance acts as investment adviser to investment comanies and various individual and institutional clients with combined assets under management of over $17 billion.


    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Eaton Vance is among the oldest mutual funds organizations in the country. As an experienced mutual fund provider, Eaton Vance has contributed to making the securities market more widely accessible to investors. Eaton Vance equity funds provide a way to take advantage of the potentially higher returns of individual stocks. Eaton Vance has a staff of more than 25 investment professionals specializing in security analysis and equity management.

    The Eaton Vance investment process stresses intensive fundamental research. Portfolios are built on a stock-by-stock basis and the process includes visits to companies under consideration. The process also focuses on well-managed companies with the following characteristics: strong underlying value or franchise; solid earnings growth; steady cash flow, strong balance sheet; innovative products or services; potential for sustained growth; seasoned, creative management; or ability to survive variable market conditions.

    By investing in diversified portfolios and employing prudent and professional management, Eaton Vance mutual funds can provide attractive return, while exposing shareholders to less risk than if they were to build investment portfolios on their own. Eaton Vance employs rigorous buy and sell disciplines. For instance, purchases are made with an eye to both relative and absolute growth rates and price-earning ratios, and sales are made when a stock is fully valued, fundamentals deteriorate, management fails to execute its strategy, or more attractive alternatives are available.


    Eaton Vance and its affiliates act as adviser to over 150 mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $18 billion in assets. Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore.

    The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments. A professional investment representative can provide you with tailored financial advice.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto, to the extent not covered by insurance.


    The Portfolio pays BMR as compensation under the Agreement a monthly fee based on average daily net assets as follows:

                    AVERAGE DAILY NET                      ANNUALIZED FEE RATE        MONTHLY FEE RATE
                  ASSETS FOR THE MONTH                      (FOR EACH LEVEL)          (FOR EACH LEVEL)
                  --------------------                     -------------------        ----------------
Up to $500 million ..................................            0.7500%                   1/16  of 1%
$500 million but less than $1 billion ...............            0.6875%                  11/192 of 1%
$1 billion but less than $1.5 billion ...............            0.6250%                   5/96  of 1%
$1.5 billion but less than $2 billion ...............            0.5625%                   3/64  of 1%
$2 billion but less than $3 billion .................            0.5000%                   1/24  of 1%
$3 billion and over .................................            0.4375%                   7/192 of 1%


    The Investment Advisory Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


    To the extent necessary to comply with U.S. tax law, Eaton Vance has employed IBT Trust Company (Cayman) Ltd. to serve as the administrator of the Portfolio. The sub-administrator maintains the Portfolio's principal office and certain of its records and provides administrative assistance in connection with meetings of the Portfolio's Trustees and interestholders.


    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of the Trust's registration under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its Trustees and officers with respect thereto, to the extent not covered by insurance.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes, Rowland and Thomas
E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers or officers and Directors of EVC and EV. As of March 31, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Gardner, Hawkes and Otis who are officers or Trustees of the Trust and the Portfolio are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Burt, Murphy, O'Connor, Tittmann and Woodbury, and Ms. Sanders, are officers of the Trust and or the Portfolio, and are also members of the BMR, Eaton Vance and EV organizations.


    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas exploration and development. Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. BMR , EVC, Eaton Vance and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                  CUSTODIAN


    IBT acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities of the Fund and all securities of the Portfolio purchased in the United States, and its subsidiary, IBT Fund Services (Canada) Inc., 1 First Canadian Place, King Street West, Toronto, Ontario, Canada, maintains the Fund's and the Portfolio's general ledger and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacities, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's and the Portfolio's respective investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio, respectively.


    Portfolio securities, if any, purchased by the Portfolio in the U.S. are maintained in the custody of IBT or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are member of IBT's Global Custody Network, or foreign depositories used by such foreign banks and trust companies. Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees of the Portfolio in accordance with regulations under the 1940 Act.

    IBT charges fees which are competitive within the industry. These fees for the Portfolio relate to (1) custody services based upon a percentage of the market values of Portfolio securities; (2) bookkeeping and valuation services provided at an annual rate; (3) activity charges, primarily the result of the number of portfolio transactions; and (4) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolio at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the Portfolio's average daily collected balances. The portion of the fee for the Fund related to bookkeeping and pricing services is based upon a percentage of the Fund's net assets and the portion of the fee related to financial statement preparation is a fixed amount. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or Portfolio and IBT under the 1940 Act.

                            SERVICE FOR WITHDRAWAL

    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    The Fund and Portfolio will be closed for business and will not price their shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Trustees of the Portfolio have established the following procedures for the valuation of the Portfolio's assets. Marketable securities listed on securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or if there were no sales at the mean between the closing bid and asked prices therefor on such exchanges or System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option contract is valued at last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked price. Futures positions on securities or currencies are generally valued at closing settlement prices. Direct placement securities and securities of venture capital companies, except as provided below, are taken at fair value as determined in good faith by or pursuant to procedures established by the Trustees. Direct placement securities and securities of former venture capital companies which are readily marketable are considered marketable securities.

    Short term debt securities are valued at amortized cost, which approximates market. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars.

    Physical commodities, including bullion, will generally be valued at fair value based on prevailing market prices.


    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange. The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interests in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, that amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


                            INVESTMENT PERFORMANCE


    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period and either (i) the deduction of the maximum sales charge from the initial $1,000 purchase order, or (ii) a complete redemption of the investment and, if applicable, the deduction of any CDSC at the end of the period. For information concerning the total return of the Fund, see "Performance Information" in Part II.

    Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including, if applicable, the maximum sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any CDSCs which (if applicable) are imposed upon certain redemptions at the rates set forth under "How to Redeem Fund Shares" in the Fund's current Prospectus. Yield calculations assume the current maximum sales charge (if applicable) set forth under "How to Buy Fund Shares" in the Fund's current Prospectus. (Actual yield may be affected by variations in sales charges on investments). For the yield of the Fund, see "Performance Information" in Part II.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index and various domestic securities indices. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. In addition, evaluations of the Fund's performance or rankings of mutual funds (which include the Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. Information about the portfolio allocation and holdings of the Portfolio may also be included in advertisements and other material furnished to present prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.


    Information (including charts and illustrations) relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. Such information may reflect the change in the net asset value of a hypothetical investment in the Fund over a specified time period and compare it to an inflationary measure, such as the Consumer Price Index (which is computed by the Bureau of Labor Statistics of the U.S. Department of Labor).

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

        - cost associated with aging parents;
        - funding a college education (including its actual and estimated cost);
        - health care expenses (including actual and projected expenses);
        - long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.


                                    TAXES

    Each series of the Trust is treated as a separate entity for federal income tax purposes and will elect or has elected to be treated, and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise taxes on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.


    For federal income tax purposes the Portfolio will be treated as a partnership that is not a "publicly traded partnership". As a result, it will not be subject to federal income tax; instead, the Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to conduct its operations so that the Fund will be able to satisfy all those requirements.

    The Portfolio's transactions in options, futures contracts, forward contracts and certain other transactions involving foreign exchange gain or loss will be subject to special tax rules, the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. For example, the tax treatment of many types of options, futures contracts and forward contracts entered into by the Portfolio will be governed by Section 1256 of the Code. Absent a tax election for "mixed straddles" (see below), each such position held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out on such day), and any resulting gain or loss, except for certain currency-related positions, will generally be treated as 60% long-term and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions. When the Portfolio holds an option or contract governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of the Portfolio not governed by
Section 1256 (as might occur in some hedging transactions), this combination of positions could be a "mixed straddle" which is generally subject to special tax rules requiring deferral of losses and other adjustments in addition to being subject in part to Section 1256. The Portfolio may make certain tax elections for its "mixed straddles" which could alter certain effects of these rules. In order to qualify as a RIC for federal income tax purposes, the Fund must derive less than 30% of its annual gross income from the sale or other disposition of securities and certain other investments held for less than three months, and the Portfolio will limit its activities in options, futures contracts and forward contracts to the extent necessary to enable the Fund to comply with this requirement.

    The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from securities of foreign issuers, and the Fund may be able to pass its proportionate share of such taxes through to its shareholders along with foreign tax credits or deductions relating to these taxes. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. Certain foreign exchange gains and losses realized by the Portfolio and allocated to the Fund will be treated as ordinary income and losses. Certain uses of foreign currency and options, futures or forward contracts thereon and investment by the Portfolio in the stock of certain "passive foreign investment companies" ("PFIC") may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC and/or avoid imposition of a tax on the Fund.


    The Portfolio's investments, if any, in securities issued with original issue discount (possibly including certain asset-related securities) or securities acquired at a market discount (if an election is made to include accrued market discount in current income) will cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to enable the Fund to distribute its proprotionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.


    Investment in gold, platinum and silver bullion and coins may cause an investment company to fail certain income or asset tests that must be satisfied to qualify as a regulated investment company under the Code. Accordingly, the Investment Adviser will endeavor to manage the Portfolio's assets so that: (1) income and gains derived from investments in bullion and coins (and any other "non-qualified" income) will not exceed 10% of the Funds' gross annual income; and (2) less than 50% of the value of the Fund's total assets as of the close of each quarter of its taxable year will be invested in bullion and coins (and any other "non-qualified assets"). If the Fund did not qualify for taxation as a regulated investment company, it would be required to pay federal income tax on its net income, which would reduce the amount available for distribution to shareholders.


    The portion of distributions made by the Fund which are derived from dividends received by the Portfolio from U.S. domestic corporations and allocated to the Fund may qualify for the dividends-received deduction for corporations. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the dividends-received deduction may give rise to (or increase) an alternative minimum tax for corporations depending upon the shareholder's particular tax situation.


    Any loss realized upon the redemption or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules if other shares of the Fund are purchased (whether through reinvestment of dividends or otherwise) within the 30 days before or after such disposition.

    Amounts payable by the Fund to individuals and certain other non-corporate shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and other distributions [and the proceeds of redemptions (including repurchases and exchanges)], at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.


    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans and persons investing through such plans should consult their tax advisers for more information. The deductibility of such contributions may be restricted or eliminated for particular shareholders.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions of the Portfolio, including the selection of the market and the broker-dealer firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many broker-dealer firms. BMR uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in other transactions, and the reasonableness of the commission or spread, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering, the price paid by the Portfolio often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and BMR other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and the "Research Services" referred to in the next paragraph.

    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the portfolio transactions of the Portfolio and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.


    Subject to the requirement that BMR shall use its best efforts to seek to execute portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. (the "NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                              OTHER INFORMATION

    The Trust is a Massachusetts business trust established in 1989 as the successor to Eaton Vance Growth Fund, Inc., a Massachusetts corporation. On August 18, 1992, the Trust changed its name from Eaton Vance Growth Fund to Eaton Vance Growth Trust. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" or "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.


    The Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of federal laws or regulations. The Trust's By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders, and the Trust's By-Laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the Trust's By-Laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholders's risk of personal liability, is extremely remote.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-Laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-Laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.


    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by majority vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.


    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission. Deloitte & Touche, Grand Cayman, Cayman Islands, British West Indies are the independent certified public accountants of the Portfolio.

                             FINANCIAL STATEMENTS

                   WORLDWIDE DEVELOPING RESOURCES PORTFOLIO
                     STATEMENT OF ASSETS AND LIABILITIES
                                MARCH 17, 1997

ASSETS:
    Cash .......................................................  $100,020
    Deferred organization expenses .............................     7,000
                                                                  --------
        Total assets ...........................................  $107,020
LIABILITIES:
    Accrued organization expenses ..............................     7,000
                                                                  --------
NET ASSETS .....................................................  $100,020
                                                                  ========

NOTED:
(1) Worldwide Developing Resources Portfolio (the "Portfolio") was organized as a New York Trust on February 14, 1997 and has been inactive since that date, except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of interests therein at the purchase price of $100,000 to EV Marathon Worldwide Developing Resources Fund and the sale of interests therein at the purchase price of $10 to Eaton Vance Management and $10 to Boston Management and Research (the "Initial Interests").

(2) Organization expenses are being deferred and will be amortized on a straight-line basis over a period not to exceed five years, commencing on the effective date of the Portfolio's initial offering of its interests. The amount paid by the Portfolio on any withdrawal by the holders of the Initial Interests of any of the respective Initial Interests will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the Initial Interests withdrawn to the Initial Interests then outstanding.

(3) At 4:00 p.m., New York City time, on each business day of the Portfolio, the value of an investor's interest in the Portfolio is equal to the product of
    (i) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate interest in the Portfolio effective for that day.

                       REPORT OF INDEPENDENT AUDITORS'


To the Trustees and Investors of
  Worldwide Developing Resources Portfolio:

    We have audited the accompanying statement of assets and liabilities of Worldwide Developing Resources Portfolio (a New York Trust) as of March 17, 1997. This financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Worldwide Developing Resources Portfolio as of March 17, 1997, in conformity with generally accepted accounting principles.

                                        Deloitte & Touche
Grand Cayman, Cayman Islands
British West Indies
March 18, 1997

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    Prior to the close of business on March 31, 1997 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. As at August 31, 1996, the Fund had net assets of $20,128,782. For the fiscal year ended August 31, 1996, the Fund paid Eaton Vance advisory fees of $114,803 (equivalent to 0.75% of the Fund's average daily net assets for such year). For the fiscal year ended August 31, 1995, the Fund paid Eaton Vance advisory fees of $92,809 (equivalent to 0.75% (annualized) of the Fund's average daily net assets for such period). For the fiscal year ended September 30, 1994, the Fund paid Eaton Vance advisory fees of $70,439 (equivalent to 0.75% of the Fund's average daily net assets for such year).


DISTRIBUTION PLAN
    During the fiscal year ended August 31, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $148,206 on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $114,803 and the Principal Underwriter received approximately $109,300 in CDSCs imposed on early redeeming shareholders. These sales commissions and CDSC payments reduced Uncovered Distribution Charges under the Plan. As at August 31, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $449,702. During the fiscal year ended August 31, 1996, the Fund paid or accrued service fees under the Plan aggregating $25,896, of which $25,392 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the fiscal year ended August 31, 1996, the Fund paid the Principal Underwriter $587.50 for repurchase transactions handled by the Principal Underwriter.

BROKERAGE
    During the fiscal year ended August 31, 1996 the Fund paid brokerage commissions of $53,969, on portfolio security transactions, of which approximately $34,051 was paid in respect of portfolio security transactions aggregating approximately $9,449,706 to firms which provided some research services to Eaton Vance or its affiliates (although many of such firms may have been selected in any particular transactions primarily because of their execution capabilities). During the fiscal years ended August 31, 1995 and September 30, 1994, the Fund paid brokerage commissions of $30,126 and $19,482, respectively.

TRUSTEES
    The fees and expenses of the noninterested Trustees of the Trust and of the Portfolio are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) For the fiscal year ending August 31, 1997, it is estimated that the noninterested Trustees of the Trust and the Portfolio will receive the following compensation in their capacities as Trustees of the Trust and the Portfolio and, during the year ended December 31, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                             ESTIMATED          ESTIMATED
                             AGGREGATE          AGGREGATE     TOTAL COMPENSATION
                            COMPENSATION       COMPENSATION     FROM TRUST AND
NAME                         FROM FUND*       FROM PORTFOLIO     FUND COMPLEX
----                        ------------      --------------  ------------------
Donald R. Dwight .........      $32                $32             $142,500(2)
Samuel L. Hayes, III .....       32                 32              157,500(3)
Norton H. Reamer .........       32                 32              145,000
John L. Thorndike ........       32                 32              150,000(4)
Jack L. Treynor ..........       32                 32              150,000

----------
(1) The Eaton Vance fund complex consists of 212 registered investment companies or series thereof.
(2) Includes $42,500 of deferred compensation.
(3) Includes $20,429 of deferred compensation.
(4) Includes $28,125 of deferred compensation.
*For the fiscal year ended August 31, 1996 the Trustees received the following compensation as Trustees of the Fund: Dwight: $34 (includes $13 of deferred compensation; Hayes: $32 (includes $10 of deferred compensation); Reamer:
 $31; Thorndike: $32; and Treynor: $34.


                            PRINCIPAL UNDERWRITER


    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.


                              DISTRIBUTION PLAN

    The Distribution Plan ("the Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the NASD Rule. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable by the Fund on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Plan.


    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a CDSC will be imposed, the level and timing of redemptions of Fund shares upon which no CDSC will be imposed (including redemptions involving exchanges of Fund shares pursuant to the exchange privilege which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.


    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this
Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The Plan continues in effect from year to year for so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust as required by Rule 12b-1. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the noninterested Trustees.


    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from October 21, 1987 through August 31, 1996, and the one- and five-year periods ended August 31, 1996.

                                             VALUE OF A $1,000 INVESTMENT
                                            VALUE BEFORE      VALUE AFTER       TOTAL RETURN BEFORE     TOTAL RETURN AFTER DEDUCTING
                                            DEDUCTING THE    DEDUCTING THE   DEDUCTING THE MAXIMUM CDSC      THE MAXIMUM CDSC**
   INVESTMENT  INVESTMENT     AMOUNT OF     MAXIMUM CDSC     MAXIMUM CDSC    -------------------------- ----------------------------
     PERIOD       DATE       INVESTMENT      ON 8/31/96      ON 8/31/96**      CUMULATIVE   ANNUALIZED   CUMULATIVE     ANNUALIZED
-------------  ----------    -----------  ---------------   ---------------  ------------- ------------ ------------ ---------------
Life of
the Fund***     10/21/87*      $1,000         $3,079.66        $3,079.66         207.97%      13.52%      207.97%       13.52%
5 Years
Ended
8/31/96***       8/31/91       $1,000         $2,204.29        $2,184.29         120.43%      17.13%      118.43%       16.91%
1 Year
Ended
8/31/96          8/31/95       $1,000         $1,396.87        $1,346.87          39.69%      39.69%       34.69%       34.69%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

----------
  *Investment operations began on October 21, 1987.
 **No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
***If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of February 28, 1997, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of February 28, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 15.7% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                                    TAXES

    As of the close of business, March 31, 1997, the Fund contributed substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio. The Fund has obtained an opinion of tax counsel to the effect that, although there is no judicial authority directly on point, this contribution will not result in the recognition of gain or loss by the Fund for federal income tax purposes. If it were determined that this contribution by the Fund was a taxable transaction, the Fund could be required to recognize gain on the transfer of its assets to the Portfolio and to make additional distributions to its shareholders in order to avoid Fund-level federal income taxes, and any such distributions would be taxable to the shareholders who receive them; and in such case, the Fund might also be required to pay penalties and/or interest to the Internal Revenue Service.

                              OTHER INFORMATION

    On August 31, 1995, the Fund was reorganized as a series of the Trust. Prior thereto, the Fund was a Massachusetts business trust established in 1987, originally called Eaton Vance Natural Resources Trust. The Fund changed its name to EV Marathon Gold & Natural Resources Fund on April 1, 1994 and to EV Marathon Worldwide Developing Resources Fund on January 15, 1997.


                             FINANCIAL STATEMENTS

    The audited financial statements of, and the independent auditors' report for, the Fund appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

    Registrant incorporates by reference the audited financial information for the Fund for the fiscal year ended August 31, 1996, as previously filed with the Commission (Accession No. 0000950135-96-000833).

[logo]
EATON VANCE
-----------------
     Mutual Funds


EV MARATHON WORLDWIDE

DEVELOPING RESOURCES FUND



STATEMENT OF ADDITIONAL INFORMATION

APRIL 1, 1997


EV MARATHON WORLDWIDE
DEVELOPING RESOURCES FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
INVESTMENT ADVISER OF WORLDWIDE DEVELOPING RESOURCES PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche, LLP, 125 Summer Street, Boston, MA 02110


                                                                         M-DRSAI

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        April 1, 1997

                                EV TRADITIONAL
                     WORLDWIDE DEVELOPING RESOURCES FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides information about EV Traditional Worldwide Developing Resources Fund (the "Fund"), Worldwide Developing Resources Portfolio (the "Portfolio") and certain other series of Eaton Vance Growth Trust (the "Trust"). Part II provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II that provide additional, Fund-specific information. This Statement of Additional Information is sometimes referred to herein as the "SAI."

                              TABLE OF CONTENTS                            Page
                                    PART I
Additional Information About Investment Policies .....................       1
Investment Restrictions ..............................................       5
Trustees and Officers ................................................       6
Management of the Fund and the Portfolio .............................       8
Custodian ............................................................      11
Service for Withdrawal ...............................................      12
Determination of Net Asset Value .....................................      12
Investment Performance ...............................................      13
Taxes ................................................................      14
Portfolio Security Transactions ......................................      16
Other Information ....................................................      17
Independent Certified Public Accountants .............................      19
Financial Statements .................................................      20


                                   PART II
Fees and Expenses ....................................................     a-1
Services for Accumulation ............................................     a-1
Principal Underwriter ................................................     a-2
Service Plan .........................................................     a-3
Performance Information ..............................................     a-3


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED APRIL 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).


    FOR EDGAR FILING PURPOSES ONLY: REGISTRANT INCORPORATES BY REFERENCE FOR EV TRADITIONAL WORLDWIDE DEVELOPING RESOURCES FUND THE PART I FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION OF EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND CONTAINED IN THIS AMENDMENT.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL WORLDWIDE DEVELOPING RESOURCES FUND. The Fund became a series of the Trust on January 10, 1997.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    No fees paid to date.

SERVICE PLAN
    No fees paid to date.


PRINCIPAL UNDERWRITER
    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. No fees or sales charges have been paid to date.


BROKERAGE COMMISSIONS
    No fees paid to date.


TRUSTEES
    The fees and expenses of the noninterested Trustees of the Trust and of the Portfolio are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) For the fiscal year ending August 31, 1997, it is estimated that the noninterested Trustees of the Trust and the Portfolio will receive the following compensation in their capacities as Trustees of the Trust and the Portfolio and, during the year ended December 31, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):


                           ESTIMATED          ESTIMATED
                           AGGREGATE          AGGREGATE       TOTAL COMPENSATION
                          COMPENSATION       COMPENSATION       FROM TRUST AND
NAME                       FROM FUND        FROM PORTFOLIO       FUND COMPLEX

Donald R. Dwight ........     $32                $32               $142,500(2)
Samuel L. Hayes, III ....      32                 32                157,500(3)
Norton H. Reamer ........      32                 32                145,000
John L. Thorndike .......      32                 32                150,000(4)
Jack L. Treynor .........      32                 32                150,000


----------
(1) The Eaton Vance fund complex consists of 212 registered investment companies or series thereof.
(2) Includes $42,500 of deferred compensation.
(3) Includes $20,429 of deferred compensation.
(4) Includes $28,125 of deferred compensation.


                          SERVICES FOR ACCUMULATION

    The following services are voluntary, involve no extra charge other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.


    Intended Quantity Investment--Statement of Intention. If it is anticipated that $100,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    Right of Accumulation--Cumulative Quantity Discount. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Shares purchased (i) by an individual, his spouse and their children under the age of twenty-one, and
(ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.


    For any such discount to be made available, at the time of purchase a purchaser or his or her Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Corfirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            PRINCIPAL UNDERWRITER


    Shares of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Fund's current Prospectus (see "How to Buy Fund Shares"). Such table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account; and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.


    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter through one dealer aggregating $100,000 or more made by any of the persons enumerated above within a thirteen-month period starting with first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company. Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares of the Fund may also be sold at net asset value to registered representatives and employees of certain Authorized Firms and to such persons' spouses and children under the age of 21 and their beneficial accounts.

    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.


    The Principal Underwriter acts as principal in selling shares of the Fund under the Distribution Agreement with the Trust on behalf of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees) may be terminated on six months' notice by either party, and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Firms. See "How to Buy Fund Shares" in the current Prospectus for the discounts allowed to Authorized Firms on the sale of Fund shares. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. For the amount of sales charges for sales of Fund shares paid to the Principal Underwriter (and Authorized Firms), see "Fees and Expenses" in this Part II.

                                 SERVICE PLAN

    The Trust on behalf of the Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The Plan continues in effect from year to year for so long as such continuance is approved by a vote of both a majority of (i) the noninterested Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Plan Trustees or by vote of a majority of the outstanding voting securities of the Fund.

    Under the Plan, the President or Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Trust as prescribed by the Rule. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholder. For the service fees paid by the Fund under the Plan, see "Fees and Expenses" in this Part II.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from October 21, 1987 through August 31, 1996 and for the one-and five-year periods ended August 31, 1996. The total return for the period prior to the Fund's commencement of operations reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's distribution and/or service fees and certain other expenses.

                                             VALUE OF A $1,000 INVESTMENT

                                                                        TOTAL RETURN EXCLUDING          TOTAL RETURN INCLUDING
                                                       VALUE OF          MAXIMUM SALES CHARGE            MAXIMUM SALES CHARGE
    INVESTMENT        INVESTMENT      AMOUNT OF       INVESTMENT     ----------------------------    ----------------------------
      PERIOD             DATE        INVESTMENT*      ON 8/31/96      CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
-----------------------------------------------------------------------------------------------------------------------------------
Life of the
Fund**                 10/21/87        $952.38        $2,933.00        207.97%          13.52%         193.30%          12.90%
5 Years Ended
8/31/96**               8/31/91        $952.78        $2,100.21        120.43%          17.13%         110.02%          16.00%
1 Year Ended
8/31/96                 8/31/95        $952.44        $1,330.45         39.69%          39.69%          33.04%          33.04%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

------------
 *Initial investment less current maximum sales charge of 4.75%
**If a portion of the Fund's expenses had not been subsidized, the Fund would have lower returns.

                                                            [logo]
                                                            EATON VANCE
                                                            -----------------
                                                                 Mutual Funds

EV TRADITIONAL

WORLDWIDE DEVELOPING

RESOURCES FUND



STATEMENT OF ADDITIONAL INFORMATION

APRIL 1, 1997


EV TRADITIONAL WORLDWIDE
DEVELOPING RESOURCES FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
INVESTMENT ADVISER OF WORLDWIDE DEVELOPING RESOURCES PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV TRADITIONAL WORLDWIDE DEVELOPING RESOURCES FUND Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche, LLP, 125 Summer Street, Boston, MA 02110


                                                                         T-DRSAI

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        April 1, 1997


                                 EV MARATHON
                        WORLDWIDE HEALTH SCIENCES FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides information about EV Marathon Worldwide Health Sciences Fund (the "Fund"), Worldwide Health Sciences Portfolio (the "Portfolio") and certain other series of Eaton Vance Growth Trust (the "Trust"). Part II provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II that provide additional, Fund-specific information. This Statement of Additional Information is sometimes referred to herein as the "SAI."

                              TABLE OF CONTENTS                    Page
                                    PART I
Additional Information About Investment Policies .............       1
Investment Restrictions ......................................       5
Management of the Fund and the Portfolio .....................       6
Custodian ....................................................       9
Service for Withdrawal .......................................       9
Determination of Net Asset Value .............................       9
Investment Performance .......................................      10
Taxes ........................................................      11
Portfolio Security Transactions ..............................      13
Other Information ............................................      15
Appendix .....................................................      16

                                   PART II
Fees and Expenses ............................................     a-1
Trustees and Officers ........................................     a-1
Principal Underwriter ........................................     a-4
Distribution Plan ............................................     a-4
Performance Information ......................................     a-5
Other Information ............................................     a-6
Control Persons and Principal Holders of Securities ..........     a-7
Independent Accountants ......................................     a-7
Financial Statements .........................................     a-8

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED APRIL 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

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                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I


    This Part I provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

                ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

Foreign Investments. Under normal market conditions, the Portfolio will invest in securities of issuers located in at least three different countries. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.


Foreign Currency Transactions. Because investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and because assets of the Portfolio may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. On spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Emerging Companies. The investment risk associated with emerging companies is higher than that normally associated with larger, older companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, in order to sell this type of holding, the Portfolio may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

Currency Swaps. Currency swaps require maintenance of a segregated account described under "Asset Coverage for Derivative Investments" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Forward Foreign Currency Exchange Transactions. The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

Special Risks Associated With Currency Transactions. Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which the Portfolio's trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

    Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.


    Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers. (Foreign currency options are also traded on the Philadelphia Stock Exchange subject to Commission regulation). In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which the Portfolio is a party.


    In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contacts, and the Portfolio may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit the Portfolio's ability to realize profits or to reduce losses on open positions and could result in greater losses.

    Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. The Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

    The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the Options Clearing Corporation ("OCC"), which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


Risks Associated With Derivative Instruments. Entering into a derivative instrument involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that purchased OTC options, and assets used as cover for written OTC options, are subject to the Portfolio's 15% limit on illiquid investments. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price. The Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the extent to which the Portfolio may purchase and sell derivative instruments. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes. See "Taxes."


Limitations on Futures Contracts and Options. If the Portfolio has not complied with the 5% CFTC test set forth in the Fund's prospectus, to evidence its hedging intent, the Portfolio expects that, on 75% or more of the occasions on which it takes a long futures or option on futures position, it will have purchased or will be in the process of purchasing, equivalent amounts of related securities at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures or options position may be terminated (or an option may expire) without a corresponding purchase of securities.

    The Portfolio may enter into futures contracts, and options on futures contracts, traded on an exchange regulated by the CFTC and on foreign exchanges, but, with respect to foreign exchange-traded futures contracts and options on such futures contracts, only if the Adviser determines that trading on each such foreign exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

    In order to hedge its current or anticipated portfolio positions, the Portfolio may use futures contracts on securities held in its Portfolio or on securities with characteristics similar to those of the securities held by the Portfolio. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy.


Repurchase Agreements. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promise to sell that same security back to the seller at a higher price. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.


Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.


    When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Portfolio's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield. While the Adviser does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Portfolio's investment restriction (1) set forth below.

Asset Coverage for Derivative Instruments. Transactions involving reverse repurchase agreements, currency swaps, the lending of Portfolio securities or forward contracts, futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash or liquid securities (such as readily marketable common stock and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligations of a swap will be covered.) The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the Portfolio's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either by increasing income or by enhancing the Portfolio's net asset value. High portfolio turnover may also result in the realization of substantial net short-term capital gains. In order for the Fund to continue to qualify as a regulated investment company for federal tax purposes, less than 30% of the annual gross income of the Fund must be derived from the sale of securities (including its share of gains from the sale of securities held by the Portfolio) held for less than three months. For the period from the start of business, September 1, 1996, to February 28, 1997, the Portfolio's portfolio turnover rate was 15%.

Lending Portfolio Securities. If the Adviser decides to make securities loans, the Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holder of the securities or the giving or holding of their consent on a material matter affecting the investment. Securities lending involves administration expenses, including finders' fees. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 1/3 of the Portfolio's total assets. Securities lending involves administrative expenses including finders' fees. As of the present time, the Trustees of the Portfolio have not made a determination to engage in this activity, and have no present intention of making such a determination during the current fiscal year.

                           INVESTMENT RESTRICTIONS


    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund, present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly the Fund may not:

    (1) Borrow money or issue any senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase any securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

    (3) Underwrite securities of other issuers;

    (4) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

    (5) Purchase or sell commodities or commodity contacts with respect to physical commodities;

    (6) Make loans to any person, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

    (7) With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or invest in the securities of any issuer if as a result the Fund holds more than 10% of the outstanding voting securities of such issuer;

    (8) Sell securities short unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; or

    (9) Invest in the securities of any one industry, except the medical research and health care industry (and except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 25% of the Fund's total assets would be invested in the securities of such industry.


    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. Notwithstanding the investment policies and restrictions of the Portfolio, the Portfolio may invest part of its assets in another investment company consistent with the 1940 Act.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing numbered investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have each adopted the following investment policies which may be changed without shareholder or investor approval. Neither the Fund nor the Portfolio may (i) invest more than 15% of its net assets in securities which are not readily marketable, including repurchase agreements with remaining maturities in excess of seven days and restricted securities. (Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of the Fund or Portfolio, or their delegate, determines to be liquid);
(ii) invest in warrants if as a result more than 2% of the value of the Fund's or Portfolio's total assets would be invested in warrants which are not listed on a recognized stock exchange, or more than 5% of the Fund's or the Portfolio's total assets, as the case may be, would be invested in warrants regardless of whether listed on such exchanges; (iii) purchase or retain the securities of any issuer if to the knowledge of the Fund or Portfolio any officer, director or trustee of the Fund, the Portfolio or of its investment adviser own beneficially more than 1/2 of 1% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer; (iv) invest in companies for the purpose of exercising control or management; or (v) invest in or sell put options, call options, straddles, spreads or any combination thereof, except that the Fund may write covered call options or enter into closing purchase transactions and except that the Fund may enter into futures contracts and related options.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Nevertheless, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with its policy of investing at least 65% of total assets in securities of health science companies. Moreover, the Fund and the Portfolio must always be in compliance with its borrowing policy set forth below.

    Although permissible under the Fund's investment restrictions, the Fund has no present intention during the coming fiscal year to: borrow money; pledge its assets; or make loans to other persons.


                   MANAGEMENT OF THE FUND AND THE PORTFOLIO

    Eaton Vance acts as the sponsor and manager of the Fund and the administrator of the Portfolio. The Portfolio has engaged M&I as its investment adviser.

THE ADVISER
    As investment adviser to the Portfolio, the Adviser manages the Portfolio's investments, subject to the supervision of the Board of Trustees of the Portfolio. The Adviser is also responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions. See "Portfolio Security Transactions." The advisory fee rate on average daily net assets is reduced to .70% on assets of $500 million but less than $1 billion, to
 .65% on assets of $1 billion but less than $1.5 billion, to .60% on assets of $1.5 billion but less than $2 billion, to .55% on assets of $2 billion but less than $3 billion and .50% on assets of $3 billion and over.


    As of February 28, 1997, the Portfolio had net assets of $89,078,180. For the period from the start of business, September 1, 1996, to February 28, 1997, the Adviser earned advisory fees of $294,731 (equivalent to 0.91% (annualized) of the Portfolio's average daily net assets for such period).

    The performance fee adjustment to the advisory fee is as follows: After 12 months, the basic advisory fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the Standard & Poor's Index of 500 Common Stocks over the same period. Each percentage point difference is multiplied by a performance adjustment rate of 0.025%. The maximum adjustment plus/minus is 0.25%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Portfolio over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months. Portfolio performance shall be total return as computed under Rule 482 under the Securities Act of 1933.

    The Portfolio's investment advisory agreement with the Adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Portfolio, and the agreement will terminate automatically in the event of its assignment. The agreement provides that the Adviser may render services to others. The agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of the Adviser, the Adviser shall not be liable to the Portfolio or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any security.


MANAGER, SPONSOR AND ADMINISTRATOR
    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division, with a staff of approximately 30 professionals, covers stocks ranging from blue chip to emerging growth companies. Eaton Vance manages more than 150 mutual funds, as well as retirement plans, pension funds and endowments.

    See "Management of the Fund and the Portfolio" in the Prospectus for a description of the services Eaton Vance performs as the manager and sponsor of the Fund and the administrator of the Portfolio. Under Eaton Vance's management contract with the Fund and administration agreement with the Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:

                                                                    ANNUAL
CATEGORY      AVERAGE DAILY NET ASSETS                            ASSET RATE
--------      ------------------------                            ----------
   1          less than $500 million .........................     0.25%
   2          $500 million but less than $1 billion ..........     0.23333
   3          $1 billion but less than $1.5 billion ..........     0.21667
   4          $1.5 billion but less than $2 billion ..........     0.20
   5          $2 billion but less than $3 billion ............     0.18333
   6          $3 billion and over ............................     0.1667


    For the period from the start of business, September 1, 1996, to February 28, 1997, the Portfolio paid Eaton Vance administration fees of $80,887 (equivalent to 0.25% (annualized) of the Portfolio's average daily net assets for such period). For the management fees that the Fund paid to Eaton Vance, see "Fees and Expenses" in Part II.

    Eaton Vance's management contract with the Fund and its administration agreement with the Portfolio will remain in effect from year to year, so long as such continuance is approved annually by the vote of a majority of the Board of the Fund or the Trustees of the Portfolio, as the case may be. Each agreement may be terminated at any time without penalty on sixty days' written notice by the relevant Board of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred. Each agreement was initially approved by the Boards, including the non-interested members, of the Trust or the Portfolio.


    To the extent necessary to comply with U.S. tax law, Eaton Vance has employed IBT Trust Company (Cayman) Ltd. to serve as the sub-administrator of the Portfolio. The sub-administrator maintains the Portfolio's principal office and certain of its records and provides administrative assistance in connection with meetings of the Portfolio's Trustees and interestholders.


    The Fund and the Portfolio, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by an Adviser under the investment advisory agreement, by Eaton Vance under the management contract or the administration agreement, or by the Principal Underwriter under the distribution agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Directors or Trustees not affiliated with Eaton Vance or an Adviser; distribution and service fees payable by the Fund under its Rule 12b-1 distribution plan; and investment advisory, management and administration fees. The Fund and the Portfolio, as the case may be, will also each bear expenses incurred in connection with any litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Directors or Trustees with respect thereto, to the extent not covered by insurance.

    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes and Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of March 31, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Mr. Otis, who is an officer, Director or Trustee of the Fund and/or the Portfolio, is a member of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Murphy, O'Connor, Richardson and Woodbury and Ms. Sanders are officers of the Fund and/or the Portfolio, and are also members of the Eaton Vance, BMR and/or EV organizations. Eaton Vance will receive the fees paid under the management agreement and its wholly-owned subsidiary, Eaton Vance Distributors, Inc., as Principal Underwriter, will receive its portion of the sales charge on shares of the Fund sold through investment dealers.


    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas exploration and development. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


    Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore. The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can provide you with tailored financial advice and help you decide when to buy, sell or persevere with your investments.


                                  CUSTODIAN


    IBT acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities of the Fund and all securities of the Portfolio purchased in the United States, and its subsidiary, IBT Fund Services (Canada) Inc., 1 First Canadian Place, King Street West, Toronto, Ontario, Canada, maintains the Fund's and the Portfolio's general ledger and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacities, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's and the Portfolio's respective investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio, respectively.


    Portfolio securities, if any, purchased by the Portfolio in the U.S. are maintained in the custody of IBT or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are member of IBT's Global Custody Network, or foreign depositories used by such foreign banks and trust companies. Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees of the Portfolio in accordance with regulations under the 1940 Act.

    IBT charges fees which are competitive within the industry. These fees for the Portfolio relate to (1) custody services based upon a percentage of the market values of Portfolio securities; (2) bookkeeping and valuation services provided at an annual rate; (3) activity charges, primarily the result of the number of portfolio transactions; and (4) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolio at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the Portfolio's average daily collected balances. The portion of the fee for the Fund related to bookkeeping and pricing services is based upon a percentage of the Fund's net assets and the portion of the fee related to financial statement preparation is a fixed amount. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or Portfolio and IBT under the 1940 Act.


    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission for which it receives a separate fee.


                            SERVICE FOR WITHDRAWAL


    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services - Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may require the recognition of taxable gain or loss. Income dividends and capital gain distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. Either the shareholder, the Fund's transfer agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.


                       DETERMINATION OF NET ASSET VALUE


    The Fund and the Portfolio will be closed for business and will not price their shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Portfolio's net asset value also will be determined on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Portfolio is required to sell or redeem shares. The net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including any accrued interest and dividends receivable but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.


    The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's share are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations.


    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (normally 4:00 p.m., New York time) (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represents that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals, which are to be effected on that day, will then be effected. Each investor's percentage of the aggregate interests in the Portfolio will then be recomputed as the percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


                            INVESTMENT PERFORMANCE


    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period, and either (i) the deduction of the maximum sales charge from the initial $1,000 purchase order or (ii) a complete redemption of the investment and, if applicable, the deduction of the CDSC at the end of the period. For information concerning the total return of the Fund, see "Performance Information" in Part II.

    Total return may be compared to relevant indices, such as the Consumer Price Index and various domestic and foreign securities indices, such as the Standard & Poor's Index 500 Stock Index. In addition, the Fund's total return may be compared to indices available through Lipper Analytical Services, Inc. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. In addition, evaluations of the Fund's performance or ranking of mutual funds (which include the Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies. Information, charts and illustrations showing the effect of compounding interest or relating to inflation and taxes (including their effects on the dollar and the return on stocks and other investment vehicles) may also be included in advertisements and materials furnished to present and prospective investors.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations or included in various publications reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks. Information about the portfolio allocation, portfolio turnover and holdings of the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:
        - cost associated with aging parents;
        - funding a college education (including its actual and estimated cost);
        - health care expenses (including actual and projected expenses);
        - long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Fund may provide investors with information on global investing, which may include descriptions, comparisons, charts and/or illustrations of: foreign and domestic equity market capitalizations; returns obtained by foreign and domestic securities; and the effects of globally diversifying an investment portfolio (including volatility analysis and performance information). Such information may be provided for a variety of countries over varying time periods.


    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES


    The Fund intends to elect to be treated, and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund was not taxed. Further, under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts or State of Maryland.

    Foreign exchange gains and losses realized by the Portfolio and allocated to the Fund in connection with the Portfolio's investments in foreign securities and certain options, futures or forward contracts or foreign currency may be treated as ordinary income and losses under special tax rules. Certain options, futures or forward contracts of the Portfolio may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss. Positions of the Portfolio in securities and offsetting options, futures or forward contracts may be treated as "straddles" and be subject to other special rules that may, upon allocation of the Portfolio's income, gain or loss to the Fund, affect the amount, timing and character of the Fund's distributions to shareholders. Certain uses of foreign currency and foreign currency derivatives such as options, futures, forward contracts and swaps and investment by the Portfolio in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC or avoid imposition of a tax on the Fund.

    The Portfolio anticipates that it will be subject to foreign taxes on its income (including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets, taking into account its allocable share of the Portfolio's total assets, at the close of any taxable year of the Fund consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Portfolio and allocated to the Fund even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes deemed paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Portfolio and allocated to the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not make this election, it may deduct its allocated share of such taxes in computing its investment company taxable income.

    The Portfolio will allocate at least annually to the Fund and its other investors their respective distributive shares of any net investment income and net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year on certain options and futures transactions that are required to be marked-to-market). Such amounts will be distributed by the Fund to its shareholders in cash or additional shares, as they elect. Shareholders of the Fund will be advised of the nature of the distributions.

    Distributions by the Fund of the excess of net long-term capital gains over short-term capital losses earned by the Portfolio and allocated to the Fund, taking into account any capital loss carryforwards that may be available to the Fund in years after its first taxable year, are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Any loss realized upon the redemption or exchange of shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a taxable disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within 30 days before or after the disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    The Fund will not be subject to Massachusetts or Maryland income, corporate excise or franchise taxation as long as it qualifies as a RIC under the Code.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and shareholders investing through IRAs should consult their tax advisers for more information. Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax from the Fund's taxable dividends and distributions and the proceeds of redemptions (including repurchases and exchanges) at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not describe many of the tax rules applicable to IRAs nor does it address the special tax rules applicable to certain other classes of investors, such as other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to these or other special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions by the Portfolio, including the selection of the market and the broker-dealer firm, are made by the Adviser.


    The Adviser places the portfolio security transactions of the Portfolio and of certain other accounts managed by the Adviser for execution with many broker-dealer firms. The Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission or spread, if any. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the OTC markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Adviser's other clients in part for providing brokerage and research services to the Adviser.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which it exercises investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.


    It is a common practice of the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive Research Services from broker-dealer firms with which the Adviser places the portfolio transactions of the Portfolio and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.


    Subject to the requirement that the Adviser shall use its best efforts to seek to execute portfolio security transactions of the Portfolio at advantageous prices and at reasonably competitive commission rates or spreads, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregate order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the period from the start of business, September 1, 1996, to February 28, 1997, the Portfolio paid brokerage commissions of $45,925 on portfolio transactions. Of this amount, approximately $21,562 was paid in respect of portfolio security transactions aggregating approximately $9,109,484 to firms which provided some Research Services to the Adviser's organization (although many such firms may have been selected in any particular transaction primarily because of their execution capabilities).

                              OTHER INFORMATION

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                                                                        Appendix
[logo]
EATON VANCE
--------------
  MUTUAL FUNDS

[medical graphic]


                                   EATON VANCE

                                WORLDWIDE HEALTH
                                 SCIENCES FUNDS

      Participate in the Accelerating Revolution in Global Health Sciences

                       EV TRADITIONAL WORLDWIDE HEALTH SCIENCES FUND ("A") EV MARATHON WORLDWIDE HEALTH SCIENCES FUND ("B")

[globe graphic]
                                   EATON VANCE
                     GLOBAL MANAGEMENT--GLOBAL DISTRIBUTION

[logo]
EATON VANCE
--------------
  MUTUAL FUNDS

THE CASE FOR HEALTH SCIENCES

THE ACCELERATING REVOLUTION

In no other discipline has innovation been more dramatic--or critical to human existence--than in the field of health sciences, which embraces both medical research and health care. Indeed, the health sciences industry is in the midst of a revolution that began in this century and is accelerating as we approach its close.

o The discovery of penicillin in the late 1920s was the catalyst for the modern health care revolution. That discovery fostered the realization that disease could be cured with drugs and was the foundation for today's multi-billion-dollar pharmaceutical industry.

o More recently, technological breakthroughs like computerized axial tomography (CAT scans), magnetic resonance imaging (MRI) and ultrasound have revolutionized diagnostic capabilities, while heart-lung machines, kidney dialysis and pacemakers are among the many devices that complement drugs and surgery in treating illness.

o The discovery of the structure of DNA and the cracking of the genetic code are perhaps the most notable breakthroughs. Not only have they produced exciting recombinant/cloning therapies, they have opened new research frontiers that are transforming health sciences even today.

o Today, all over the world, new drugs and treatments are in some stage of development. Within the next few years, we will witness some startling discoveries and, within many of our lifetimes, the health sciences industry will achieve breakthroughs, so revolutionary, that none of us now can even imagine.

 The large and small companies engaged in the pursuit of tomorrow's innovations (and those who invest in them) have the potential to profit handsomely.

--------------------------------------------------------------------------------
   THE HEALTH SCIENCES UNIVERSE

[medical graphic]

   The health sciences universe includes companies principally engaged in the development, production or distribution of products and services related to health care.

   Biotechnology: Companies producing or planning to produce diagnostic and therapeutic drugs using recombinant and molecular biology and rational drug design platforms to treat and cure diseases.

   Pharmaceuticals: Companies involved in large-scale, global discovery and development of innovative prescription drugs and diagnostics, over-the-counter products, delivery systems, nutrition, animal health and sometimes chemical and agricultural products.

[microscope graphic]

   Diagnostics: Companies that develop or maintain sophisticated diagnostic equipment such as CAT scanners and Magnetic Resonance Imaging, as well as urological and serological assays.

   Managed Health Care: Operations of investor-owned hospital chains (including acute care psychiatric hospitals), nursing centers, health maintenance organizations, and rehabilitation clinics which seek to deliver hospital care on an efficient cost basis.

   Medical Equipment and Supplies: Companies engaged in the manufacture of inpatient and outpatient medical (and dental), surgical, laboratory and diagnostic products (ranging from cotton swabs through kidney dialysis equipment to CAT scanners).

[beakers with solution graphic]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

WORLD DEMOGRAPHICS ARGUE FOR A
COMING EXPLOSION IN HEALTH CARE

The health sciences industry knows no borders or political frontiers. In the U.S. and the developed countries of Europe and Asia, as well as in emerging countries, demographics are at work that should push demand steadily upward.

IN THE MATURE ECONOMIES

The mature economies of the world house 14% of the earth's population, yet account for 80% of all health care expenditures. What's more, individuals over age 65 account for a substantially greater proportion of spending than younger age groups, and that trend should continue as the populations of the world's mature economies age.

Sources: PSMI International Data Bases; Central Intelligence Agency

o In 1900 in the U.S., for example, there were 3.1 million people age 65 or older. By 1993, there were 32.8 million, or 10 times as many.*

o In the U.S., the 75-and-over age group is growing at the fastest pace, soon to be replaced by those 85 and older. By the year 2050, it is projected that the over-85 population will exceed 18 million people.*

   * Source: U.S. Bureau of the Census

o The oldest of the "baby boomers" turned 50 in 1996. As this generation ages, its demand for health care and, hence, its health care expenditures, should escalate dramatically.

o Over the past two decades, health care expenditures have been increasing in many countries throughout the world. In the U.S., for example, heath care costs amounted to $884.2 billion in 1993, or 13.9% of Gross Domestic Product
   (GDP), compared to only 5.9% of GDP in 1965.

   Source: U.S. Department of Labor


                                  AGING AMERICA

                           Population Growth 1900-2050
                                  (in millions)

          85 and older   65 and older
1900           0.1            3.1
1920           0.2            4.9
1940           0.4            9.0
1960           0.9           16.7
1980           2.2           25.7
1990           3.0           30.0
2000           4.3           35.3
2010           5.7           40.1
2020           6.5           53.3
2030           8.4           70.2
2050          18.2           78.9

Source: U.S. Bureau of the Census



IN THE EMERGING ECONOMIES

o Presently, the emerging markets account for 86% of the world's population, but only 20% of global health care expenditures. But the potential lies in how much they WILL spend. Where the per capita spending per year is $270 in the west, it is only $15 in the emerging markets.

   Sources: PSMI International Data Bases; Central Intelligence Agency

o It is estimated that over 10% of the emerging market population -- a consumer group similar in size to the population of established economies -- can now afford western prices. And the percentage will surely increase as liberalization in these markets produces a growing middle class.

   Source: Mehta and Isaly

ADVANCES CREATE DEMAND

   Beyond demographics, the very innovations within the health sciences industry create demand for products and services that improve our quality of life in a highly cost-effective manner.

   For example, if you were diagnosed with a peptic ulcer, surgery was the accepted treatment. Then came Tagamet(TM), Zantac(TM) and Prilosec(TM). Today, ulcers are more treatable than the common cold. (According to the August 5, 1996 edition of FORTUNE, Zantac(TM) is the most successful drug ever produced, generating over $27 billion in worldwide sales since it was introduced in 1981.)

   There are numerous unmet needs that the health sciences industry will seek to answer in the future.

[Beakers with solutions graphic]

HISTORY OF STRONG PERFORMANCE

Although past performance cannot guarantee future results, over the past 10 years, the health and biotechnology sector has outperformed both the Standard & Poor's 500 Index and the Morgan Stanley Capital International Index.


                         A HISTORY OF STRONG PERFORMANCE

                    HEALTH/BIOTECH FUNDS VERSUS WORLD MARKETS
                       Growth of $100, 12/31/85 - 6/30/96

                MSCI                 S&P          LIPPER HEALTH/
             WORLD INDEX             500          BIOTECH FUNDS
1986          100               100                 100
1987          142.800003        118.660004          116.599998
1988          166.729996        124.900002          117.650002
1989          206.669998        145.639999          132.160004
1990          242.210007        191.800003          191.080002
1991          202.199997        185.850006          232.880005
1992          240.550003        242.479996          398.51001
1993          229.339996        260.959991          329.130005
1994          284.440002        276.380005          344.709991
1995          312.170013        319.399994          422.700012
1996          376.820007        421.929993          611.02002

Sources: Lipper Analytical Services, Inc.; Standard & Poor's; MSCI.


The Lipper Health/Biotechnology Funds Average is composed of open-end mutual funds that invest at least 65% of their equity portfolios in shares of companies engaged in health care, medicine and biotechnology. The Standard & Poor's 500 Composite Index is an unmanaged index of 500 capitalization-weighted common stocks and is commonly used as a measure of U.S. stock market performance. The Morgan Stanley Capital International World Index is an unmanaged, capitalization-weighted index composed of a sample of companies representative of the market structure of 22 world markets, including the U.S., which are generally open to foreign investments.

NOW EATON VANCE OFFERS YOU AN EASY, AFFORDABLE WAY TO PARTICIPATE IN THE GROWTH POTENTIAL OF HEALTH SCIENCES ... THE EV WORLDWIDE HEALTH SCIENCES FUNDS.

THE CASE FOR
EV WORLDWIDE HEALTH SCIENCES FUNDS

INVESTMENT OBJECTIVE

The objective of the Eaton Vance Worldwide Health Sciences Funds is long-term capital growth. The Funds seek to achieve their objective by investing in the Worldwide Health Sciences Portfolio* (the "Portfolio"). The Portfolio is a diversified, open-end investment company having the same investment objective as the Funds.

* Formerly the Medical Research Investment Fund, Inc.

INVESTMENT STRATEGY

Recognizing that health sciences is truly a global industry and that knowledge is not confined to any one region, the Funds' adviser, Mehta and Isaly Asset Management, Inc., takes a worldwide investment perspective. Its current investment strategy is...

o  All investments are selected for their long-term potential.

o Generally, between 20% and 40% of the Portfolio assets are invested in 10 to 15 major pharmaceutical companies with market capitalizations greater than $2 billion. The selection of major companies is based on potential to increase market share.

o The remaining 60% to 80% of assets are invested in 15 to 20 smaller biotechnology and speciality health care companies. Selection is based on Portfolio potential to achieve above-average growth.

o Portfolio holdings are distributed between the United States, Europe and the Far East, which includes Australia.

o  The goal is to achieve a high level of capital growth with controlled risk.


--------------------------------------------------------------------------------
                   GEOGRAPHICAL ALLOCATION OF PORTFOLIO ASSETS
                                  AS OF 7/31/96

                   WORLDWIDE                            DATASTREAM WORLD
             HEALTH SCIENCES PORTFOLIO                PHARMACEUTICALS INDEX

                  BIG CAP 42%*                               BIG CAP 94%*
FAR EAST              36%                              FAR EAST        29%
AMERICAS              16%                              AMERICAS        36%
EUROPE                48%                              EUROPE          35%

                SMALLER CAP 56%                             SMALLER CAP 6%

FAR EAST              25%                              FAR EAST        27%
AMERICAS              48%                              AMERICAS        13%
EUROPE                27%                              EUROPE          60%

CASH: 2%

* market capitalization of $2 billion or more

In assembling the Portfolio, The Funds' adviser has focussed on smaller cap companies, which account for two-thirds of all research being undertaken in the worldwide health sciences industry. This weighting contrasts sharply with the makeup of the Datastream World Pharmaceuticals Index, whose composition includes 94% large cap companies.

Source: Datastream; Mehta and Isaly
--------------------------------------------------------------------------------


INVESTMENT UNIVERSE

According to a 1993 study by Hoffmann-La Roche (which the Funds' adviser believes is the most current), the 20 largest research and development companies in the world, with market capitalizations of $2 billion and up, had about 1,100 drugs in various stages of research. The small firms, of which there are hundreds, had over 2,300 drugs in research. In other words, the smaller companies are undertaking over two-thirds of the scientific research, and, in the opinion of the Funds' adviser, this is where there is the greatest potential for dramatic appreciation on investment.

FIRMS ARE EVALUATED DIFFERENTLY

o THE LARGE COMPANIES: Here, the Funds' adviser looks for future increase in market share, which correlates well with the stock price.

o THE SMALLER COMPANIES: Here the focus is to look for "promise," -- for truly innovate therapies that go beyond treating just the symptoms. The realization of such promise will determine a company's future market share and so, just as with the larger firms, will determine its future earnings and stock price.

All the new compounds (drugs) that will be on the market in the year 2000 are in development now, and the Funds' investment adviser believes it knows about each through its extensive investment research activities.

[hand holding test tube graphic]

THE CASE FOR
MEHTA AND ISALY ASSET MANAGEMENT, INC.

Mehta and Isaly Asset Management, Inc. (formerly G/A Capital Management, Inc.), a New York-based investment advisory company founded in 1989, brings a unique combination of scientific and financial expertise to the management of the Funds. The firm includes 10 professional and 5 support staff who specialize in pharmaceutical, biotechnology and health care analysis with a global perspective.

At least four important differences distinguish Mehta and Isaly from other investment management firms.

o First, all 10 professionals are analysts. The Funds' Portfolio averages 30 holdings at any one time. Probably no other management company has such a high ratio of analysts to portfolio holdings.

o Second, four of the analysts hold Ph.D. degrees in scientific disciplines. This means they are able to evaluate the viability of drugs and technologies under development in the biotech sector.

o Third, analysts cover the health sciences industry from a global perspective. This enables the firm to "buy the best there is," wherever it is. Every portfolio acquisition is examined in a worldwide, not a country-by-country, perspective.

o Fourth, the Portfolio is managed to remain fully invested. Reason:there are always exciting opportunities; the question is which ones, and at which time, will best serve the Portfolio's objective?

In addition to serving as investment adviser to the Funds, Mehta and Isaly provides advice to 15 pharmaceutical companies worldwide and 80 institutional investors in the U.S., Europe and Japan. Total assets under management are over $250 million.

HOW THE ADVISER SEEKS TO CONTROL RISK

In Mehta and Isaly's view, there are two principal forms of risk associated with investment in health sciences:technological risk and financial risk.

While there is a large component of chance in technological risk, (i.e., assessing the viability of products, therapies and technologies under development) the firm strives to reduce that risk by carrying out an intensive valuation process. This is where the team of scientific analysts proves invaluable.

Mehta and Isaly focuses on 11 smaller-company research and therapeutic subsectors. Then, working across the global spectrum of firms engaged in the same pursuits, it evaluates competition, market potential and probabilities of achieving a major breakthrough.

In addition, Mehta and Isaly seeks to control financial risk by diversifying the Portfolio both geographically and by market capitalization, as well as thorough painstaking financial analysis and field trips to targeted Portfolio companies.


--------------------------------------------------------------------------------
  HOW PORTFOLIO HOLDINGS ARE SELECTED

  1) Mehta and Isaly keeps 300 companies on computer file
     o 200 based in United States
     o 100 based in Europe and Far East
  2) Staff does initial screening on products and valuation
  3) 200 companies are chosen for firm's assignment list
     o Staff meets with company management
     o Acquires in-depth perspective
     o Does valuation screens
     o Evaluates products and therapies
     o Assesses markets
     o Determines financial position
  4) List is further narrowed to 100 companies
     o Intensive contact with management
  5) 25 to 30 companies are selected for Portfolio
     o Staff closely monitors each one
--------------------------------------------------------------------------------


ABOUT EATON VANCE

With a history that dates to 1924, Eaton Vance is a Boston-based investment management firm. The company serves as the Funds' sponsor and administrator. Eaton Vance features...

o  Over seven decades of investment management expertise in U.S. equities

o More than 25 professionals specializing in security analysis and equity management

o  Over $17 billion in assets under management

o More than 150 mutual funds, as well as retirement plans, pension funds and endowments

ABOUT RISK

Eaton Vance and Mehta and Isaly believe opportunities for long-term growth of capital are excellent for many health sciences companies. The Funds, however, should not be considered a complete investment program due to lack of industry diversification.

The health sciences industry generally is subject to substantial government regulation. Accordingly, changes in government policies or regulation could have a material effect on the demand for products and services offered by health science companies and, therefore, could affect the performance of the Funds. Enforcement of intellectual property laws will effect the value of many companies. It should be recognized that foreign securities and markets in which the Portfolio invests pose different and greater risks than those customarily associated with domestic securities and their markets. Furthermore, investors should consider other risks associated with a portfolio which contains international securities, including fluctuations in foreign currency exchange rates and political and economic instability. In addition, the Portfolio may invest up to 20% of its total assets in below investment grade securities and up to 100% of its assets in the securities of emerging companies. Emerging companies, especially foreign emerging companies, may not be as liquid as larger domestic companies. The net asset value of Fund shares will fluctuate over time and investors may experience losses.

SHAREHOLDER SERVICES

o  Investment minimum, $1,000; subsequent investments of $50 or more.

o  Reinvest fund distributions automatically.

o Free exchange of your shares for those of other Eaton Vance Funds (with the same distribution plan) with the ease of a phone call. The exchange privilege may be changed or discontinued at any time.

o Bank draft investing for automatic monthly or quarterly investments from a checking account.

o Tax-sheltered retirement plans. Purchase shares of the Funds in an Individual Retirement Account, 401(k) Plan, Pension or Profit-Sharing Plan or a 403(b) Retirement Plan.

o Systematic withdrawal plans for automatic periodic withdrawals from a fund account.

Withdrawals from Marathon Fund outside an allowed systematic withdrawal plan may be subject to a contingent deferred sales charge. See prospectus for details.

IT PAYS TO SEEK PROFESSIONAL ADVICE

You have crucial investment goals -- your children's education, a comfortable retirement, financial independence. Or all three. Meeting those goals requires time, objectivity and investment savvy. Most people do not hesitate to consult a professional for advice in other important areas of their lives. With your financial future at stake, why not seek the help of a professional investment representative! Before making an investment recommendation, your representative can help you carefully consider --

o  your short- and long-term financial goals

o  your tolerance for investment risk

o  your investment time frame

o  the other investments you may already own

Your investment representative is knowledgeable about financial markets, as well as the wide range of investment opportunities available. Your representative can help you decide when to buy, sell or persevere with your investments. With your professional investment representative, you have someone you can depend on for tailored financial advice -- today, and during the years to come.

Take a closer look at the Eaton Vance Worldwide Health Sciences Funds. We think you'll agree they represent an exciting global investment opportunity. Your professional investment adviser and Eaton Vance are there to help you capture the growth potential of the world's health sciences industry.

For more complete information about EV Marathon Worldwide Health Siences Fund, EV Traditional Worldwide Health Sciences Fund or any other Eaton Vance fund, including distribution plans, charges and expenses, please write or call your financial adviser for a prospectus(es). Read the prospectus(es) carefully before you invest or send money. The Funds' objective and certain policies are nonfundamental and may be changed without shareholder approval. The Funds are intended for long-term investors and are not meant to be a complete investment program.

Ask your investment adviser how EV Marathon Worldwide Health Sciences Fund or EV Traditional Worldwide Health Sciences Fund, Inc. might fit into your portfolio.

[logo]
EATON VANCE
--------------
  MUTUAL FUNDS

(C) 1996 EATON VANCE DISTRIBUTORS. INC., 24 Federal Street, Boston, MA 02110

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON WORLDWIDE HEALTH SCIENCES FUND. The Fund became a series of Eaton Vance Growth Trust on March 20, 1996.

                              FEES AND EXPENSES


MANAGER
    As of February 28, 1997, the Fund had net assets of $22,285,966. For the period from the start of business, September 23, 1996, to February 28, 1997, the Fund paid Eaton Vance management fees of $9,253 (equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN
    For the period from the start of business, September 23, 1996, to February 28, 1997, the Principal Underwriter paid to Authorized Firms sales commissions of $718,055 on sales of shares of the Fund. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $27,758 and the Principal Underwriter received $4,500 in CDSCs imposed on early redeeming shareholders. These sales commissions and CDSC payments reduced Uncovered Distribution Charges under the Plan. As at February 28, 1997, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $924,000. The Fund expects to begin making service fee payments during the quarter ending September 30, 1997.

PRINCIPAL UNDERWRITER
    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the period from the start of business, September 23, 1996, to February 28, 1997, the Fund paid the Principal Underwriter $65 for repurchase transactions handled by the Principal Underwriter.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) For the fiscal year ending August 31, 1997, it is estimated that the noninterested Trustees of the Fund and the Portfolio will receive the following compensation in their capacities as Trustees of the Trust and the Portfolio and, during the year ended December 31, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                            ESTIMATED         ESTIMATED
                            AGGREGATE         AGGREGATE       TOTAL COMPENSATION
                           COMPENSATION      COMPENSATION       FROM TRUST AND
NAME                        FROM FUND       FROM PORTFOLIO       FUND COMPLEX
----                       ------------     --------------      --------------
Donald R. Dwight ........       $0               $306              $145,000(2)
Samuel L. Hayes, III ....        0                370               157,500(3)
Norton H. Reamer ........        0                350               145,000
John L. Thorndike .......        0                386               150,000(4)
Jack L. Treynor .........        0                368               150,000

(1) The Eaton Vance fund complex consists of 212 registered investment companies or series thereof.
(2) Includes $35,000 of deferred compensation.
(3) Includes $20,429 of deferred compensation.
(4) Includes $28,125 of deferred compensation.


                            TRUSTEES AND OFFICERS


    The Trust's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Fund's sponsor and manager, Eaton Vance Management ("Eaton Vance"); of Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust or the Portfolio as defined in the 1940 Act by virtue of their affiliation with Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).


                      OFFICERS AND TRUSTEES OF THE TRUST


JAMES B. HAWKES (55), President and Trustee*
President and Chief Executive Officer of Eaton Vance, BMR, EVC and EV, and a
  Director of EVC and EV. Director of Lloyd George Management (B.V.I.) Limited ("LGM"). Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (66), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Chairman of the Board of Newspapers of New England, Inc. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (62), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (61), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (70), Trustee
Former Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (67), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


OFFICERS


WILLIAM D. BURT (58), Vice President
Vice President of Eaton Vance since November, 1994. Vice President of The
  Boston Company prior thereto.

M. DOZIER GARDNER (63), Vice President
Vice Chairman of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV.
  Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

BARCLAY TITTMANN (65), Vice President
Vice President of Eaton Vance since September, 1993. Vice President of INVESCO prior thereto.

JAMES L. O'CONNOR (51), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (65), Secretary
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (61), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary on March 27, 1995.

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995.

                    OFFICERS AND TRUSTEES OF THE PORTFOLIO


    The Trustees and officers of the Portfolio are identical to the Trustees and officers of the Trust, except Mr. Burt, Mr. Gardner and Mr. Tittman are not officers of the Portfolio and the following are additional officers of the
Portfolio:


WILLIAM CHISHOLM (36) Vice President
Senior Trust Officer of The Bank of Nova Scotia Trust Company (Cayman)) Limited.
Address: The Bank of Nova Scotia Trust Company (Cayman) Ltd., The Bank of Nova
  Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies

SAMUEL D. ISALY (52), Vice President
President of Mehta and Isaly Asset Management, Inc. since 1989; Senior Vice
  President of S.G. Warburg & Co., Inc. from 1986 through 1989; and President of Gramercy Associates, a health care industry consulting firm, from 1983 through 1986.
Address: Mehta and Isaly Asset Management, Inc., 41 Madison Avenue, 40th
  Floor, New York, NY 10010-2202

VIREN MEHTA, (47), Vice President
Chairman of Mehta and Isaly Asset Management, Inc. since 1989; Analyst of S.G.
  Warburg & Co., Inc. from 1987 through 1989; Analyst of Wood MacKenzie & Company Inc. from 1986 through 1987; and Manager of Merck & Co. from 1963 through 1986.
Address: Mehta and Isaly Asset Management, Inc., 41 Madison Avenue, 40th Floor,
  New York, NY 10010-2202

MICHEL NORMANDEAU (45), Vice President
Assistant Manager - Trust Services, The Bank of Novia Scotia Trust Company
  (Cayman) Limited.
Address: The Bank of Nova Scotia Trust Company (Cayman) Ltd., The Bank of Nova
  Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies

RAYMOND O'NEILL (34), Vice President
Managing Director of IBT Trust and Custodian Services (Ireland) Limited since
  January, 1995. Vice President, Atlantic Corporation Management Limited, Warwick, Bermuda (1991-1994). Officer, The Bank of Bermuda limited, Hamilton, Bermuda (1987-1991).
Address: Earlsfort Terrace, Dublin 2, Ireland

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolio.

    Trustees of the Portfolio who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Trust has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and the Portfolio are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees, see "Fees and Expenses."


                            PRINCIPAL UNDERWRITER


    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms ("Authorized Firms") or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and states securities laws are borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund reserves the right to suspend or limit the offering of shares to the public at any time.


                              DISTRIBUTION PLAN

    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the NASD Rule. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distributions Charges under the Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e. whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a CDSC will be imposed, the level and timing of redemptions of Fund shares upon which no CDSC will be imposed (including redemptions involving exchanges of Fund shares pursuant to the exchange privilege which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan." The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by many other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the management fee payable to Eaton Vance by the Fund and the administration fee payable to Eaton Vance by the Portfolio) resulting from sale of Fund shares and through the sales commissions and distribution fees and CDSCs paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit in distributing shares of the Fund if at any point in time the aggregate amounts theretofore received by the Principal Underwriter from the Fund pursuant to the Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The Plan continues from year to year for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and the Distribution Agreement may each be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at lease quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.


    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to Authorized Firms under the Plan would provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the 1-, 5-, and 10-year periods ended February 28, 1997. The total return for the period prior to the Fund's commencement of operations on September 23, 1996 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund CDSC. The total return for such prior period has not been adjusted to reflect the Fund's distribution and/or service fees and certain other expenses.

                                              VALUE OF $1,000 INVESTMENT
                                            VALUE OF       VALUE OF
                                           INVESTMENT     INVESTMENT            TOTAL RETURN                  TOTAL RETURN
                            INVESTMENT     BEFORE CDSC    AFTER CDSC*      BEFORE DEDUCTING CDSC         AFTER DEDUCTING CDSC*
INVESTMENT PERIOD              DATE        ON 2/28/97     ON 2/28/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
-----------------           ----------     ----------     ----------     ----------     ----------     ----------     ----------
10 years ended
  2/28/97                    2/28/87        $4,206.23      $4,206.23       320.62%        15.45%         320.62%        15.45%
5 years ended
  2/28/97                    2/28/92        $2,417.66      $2,397.66       141.77%        19.31%         139.77%        19.11%
1 year ended
  2/28/97                    2/28/96        $1,200.22      $1,150.22        20.02%        20.02%          15.02%        15.02%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
*No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.

                              OTHER INFORMATION

    The Trust is a Massachusetts business trust established in 1989 as the successor to Eaton Vance Growth Fund, Inc., a Massachusetts corporation. On August 18, 1992, the Trust changed its name from Eaton Growth Fund to Eaton Vance Growth Trust. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" or "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.

    The Declaration of Trust may be amended by the Trustees when authorized by a vote of majority of the outstanding voting securities of the Trust affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of federal laws or regulations. The Trust's By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-Laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the Trust's By-Laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liabilities exceeding its assets, and therefore the shareholders's risk of personal liability, is extremely remote.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at February 28, 1997, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of February 28, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc., For the Sole Benefit of its Customers, Jacksonville, FL 32246 was the record owner of approximately 21.07% of the outstanding shares of the Fund, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                           INDEPENDENT ACCOUNTANTS


    Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission. Coopers & Lybrand Chartered Accountants, Toronto, Canada, are the independent accountants for the Portfolio.

                       -----------------------------------
                   EV MARATHON WORLDWIDE HEALTH SCIENCES FUND

                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                          February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------
ASSETS:

  Investment in Worldwide Health Sciences Portfolio, at
    value (Note 1A) (identified cost, $20,990,051)              $21,954,529
  Receivable for Fund shares sold                                   316,555
  Deferred organization expenses (Note 1E)                           38,115
                                                                -----------
      Total assets                                              $22,309,199
                                                                -----------
LIABILITIES:
  Payable for Fund shares redeemed                              $       325
  Accrued expenses                                                   22,908
                                                                -----------
      Total liabilities                                         $    23,233
                                                                -----------
NET ASSETS for 1,999,939 shares of beneficial interest
  outstanding                                                   $22,285,966
                                                                ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                               $21,204,747
  Accumulated net realized gain on investments and foreign
    currency transactions (computed on basis of identified
    cost)                                                           218,389
  Accumulated net investment loss                                  (101,648)
  Net unrealized appreciation of investments and foreign
    currency transactions (computed on basis of identified
    cost)                                                           964,478
                                                                -----------
      Total                                                     $22,285,966
                                                                ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (NOTE 6)
  ($22,285,966 / 1,999,939 shares of beneficial interest
  outstanding)                                                    $11.14
                                                                  ======



                        See notes to financial statements

                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                   For the Period from the Start of Business,
              September 23, 1996, to February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income allocated from Portfolio (net of foreign
    taxes, $26)                                                $      3,283
  Expenses allocated from Portfolio                                 (41,941)
                                                               ------------
      Total loss                                               $    (38,658)
                                                               ------------
  Expenses --
    Management fee (Note 3)                                    $      9,253
    Distribution fees (Note 5)                                       27,758
    Transfer and dividend disbursing agent fees                      13,939
    Registration costs                                                7,467
    Amortization of organization expenses (Note 1E)                   1,885
    Printing and postage                                                688
    Legal and accounting services                                       500
    Custodian fee                                                       224
    Miscellaneous                                                     1,276
                                                               ------------
      Total expenses                                           $     62,990
                                                               ------------
        Net investment loss                                    $   (101,648)
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain (loss) --
    Investment transactions (identified cost basis)            $    216,445
    Foreign currency transactions                                     1,944
                                                               ------------
      Net realized gain                                        $    218,389
                                                               ------------
  Change in unrealized appreciation (depreciation) --
    Investment transactions                                    $    963,465
    Foreign currency transactions                                     1,013
                                                               ------------
      Net change in unrealized appreciation                    $    964,478
                                                               ------------
        Net realized and unrealized gain on investments        $  1,182,867
                                                               ------------
          Net increase in net assets from operations           $  1,081,219
                                                               ============



                        See notes to financial statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                   For the Period from the Start of Business,
              September 23, 1996, to February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income (loss)                                  $  (101,648)
    Net realized gain on investments                                  218,389
    Change in unrealized appreciation (depreciation)                  964,478
                                                                  -----------
      Net increase in net assets resulting from operations        $ 1,081,219
                                                                  -----------
  Transactions in shares of beneficial interest --
    Proceeds from sale of shares                                  $21,913,181
    Cost of shares redeemed                                          (708,434)
                                                                  -----------
      Net increase in net assets from Fund share transactions     $21,204,747
                                                                  -----------
        Net increase in net assets                                $22,285,966
NET ASSETS:
  At beginning of period                                              --
                                                                  -----------
  At end of period (including accumulated net investment loss
    of $101,648)                                                  $22,285,966
                                                                  ===========



                        See notes to financial statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                   For the Period from the Start of Business,
              September 23, 1996, to February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period                                 $10.000
                                                                     -------
INCOME (LOSS) FROM OPERATIONS:
    Net investment loss                                              $(0.051)
    Net realized and unrealized gain on investments                    1.191
                                                                     -------
      Total income from operations                                   $ 1.140
                                                                     -------
NET ASSET VALUE, end of period                                       $11.140
                                                                     =======
TOTAL RETURN(2)                                                        11.4%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000 omitted)                          $22,286
  Ratio of net expenses to average net assets(1)                       2.90%+
  Ratio of net expenses to average net assets after custodian fee
    reduction(1)                                                       2.84%+
  Ratio of net investment (loss) to average net assets               (2.75)%+

 +Annualized.
(1) Includes the Fund's share of Worldwide Health Sciences Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is not computed on an annualized basis.



                        See notes to financial statements

                       -----------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Worldwide Health Sciences Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (24.6% at February 28, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund or the Portfolio maintain with IBT. Any significant credit balance used to reduce the Fund's custodian fee is reported as a reduction of expenses on the Statement of Operations.

D. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

F. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. OTHER -- Investment transactions are accounted for on a trade date basis.

H. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to February 28, 1997 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

--------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

  Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the record date.

  The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

--------------------------------------------------------------------------------
(3) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the period from the start of business, September 23, 1996, to February 28,1997, the fee was equivalent to 0.25% of the Fund's average daily net assets for such period and amounted to $9,253. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organization. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

--------------------------------------------------------------------------------
(4) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares for the period from the start of business, September 23, 1996, to February 28, 1997 were as follows:

                    Shares sold                 2,065,899
                    Shares redeemed               (65,960)
                                                ---------
                      Net Increase              1,999,939
                                                =========

--------------------------------------------------------------------------------
(5) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note
6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $27,758 to or payable to EVD for the period from the start of business September 23, 1996, to February 28, 1997, representing 0.75% (annualized) of average daily net assets. At February 28, 1997, the amount of Uncovered Distributions Charges of EVD calculated under the Plan was approximately $924,000.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. The Fund expects to begin accruing for its service fee payments during the quarter ended September 30, 1997.

  Certain of the officers and Trustees of the Fund are officers or directors of EVD.

--------------------------------------------------------------------------------
(6) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each year thereafter. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $4,500 of CDSC paid by shareholders for the period from the start of business, September 23, 1996, to February 28, 1997.

--------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $21,604,471 and $794,152, respectively.

                                    -------------------------------
                                  WORLDWIDE HEALTH SCIENCES PORTFOLIO
                                       PORTFOLIO OF INVESTMENTS
                                           FEBRUARY 28, 1997
                                              (UNAUDITED)
------------------------------------------------------------------------------------------------------
                                  COMMON STOCKS AND WARRANTS - 95.26%
------------------------------------------------------------------------------------------------------
                                                                      MARKET
                                                                       VALUE         PERCENTAGE OF
SECURITY                                               SHARES       (NOTE 1-A)        NET ASSETS
------------------------------------------------------------------------------------------------------
MAJOR CAPITALIZATION - NORTH AMERICA - 11.52%
Centocor, Inc. (a)                                        90,000      $ 3,408,750              3.83%
Genzyme (a)                                               90,000        2,317,500              2.60
Pharmacia & Upjohn (a)                                    50,000        1,843,750              2.07
Warner-Lambert Co.                                        32,000        2,688,000              3.02
                                                                      -----------            ------
                                                                       10,258,000             11.52
                                                                      -----------            ------
SPECIALTY CAPITALIZATION - NORTH AMERICA - 32.63%
Agouron Pharmaceuticals, Inc. (a)                         30,000        2,640,000              2.96
Alexion Pharmaceuticals, Inc. (a)                        150,000        1,706,250              1.92
Arris Pharmaceutical Corp. (a)                           130,000        1,706,250              1.92
Aviron (a)                                               125,000        1,281,250              1.44
Cambridge Neuroscience, Inc. (a)                         110,000        1,375,000              1.54
CytoTherapeutics, Inc. (a)                               120,000        1,020,000              1.15
Immnunex Corp. (a)                                        25,000          706,250              0.79
Incyte Pharmaceuticals, Inc. (a)                          30,000        1,590,000              1.78
Isis Pharmaceuticals, Inc. (a)                           150,000        2,906,250              3.26
Millennium Pharmaceuticals (a)                            92,500        1,549,375              1.74
Neurocrine BioScience (a)                                100,000        1,150,000              1.29
Pharmacopeia, Inc. (a)                                   100,000        1,737,500              1.95
Premier Research Worldwide (a)                            70,000        1,548,750              1.74
SangStat Medical Corp. (a)                               100,000        3,200,000              3.59
Sequana Therapeutics, Inc. (a)                            60,000          915,000              1.03
Tularik, Inc. (a)                                         80,000          800,000              0.90
Vertex Pharmaceuticals, Inc. (a)                          70,000        3,237,500              3.63
                                                                      -----------            ------
                                                                       29,069,375             32.63
                                                                      -----------            ------
MAJOR CAPITALIZATION - EUROPE - 15.32%
Altana                                                     4,500        3,817,858              4.29
Ares-Serono                                                4,000        4,126,650              4.63
Novartis                                                   5,000        5,701,003              6.40
                                                                      -----------            ------
                                                                       13,645,511             15.32
                                                                      -----------            ------
SPECIALTY CAPITALIZATION - EUROPE - 11.31%
Cambridge Antibody Technology, Ltd. (a) (Note 5)          61,408        1,412,384              1.59
Cambridge Antibody Technology, Ltd. - Warrants (a)         3,100           31,000              0.03
Ciba Spec. Chemical - Rights (a)                           5,000          316,806              0.35
Celltech (a)                                             225,000        2,382,851              2.68
Ethical Holdings ADR (a)                                 150,000          750,000              0.84
Swiss Serum Institute (a)                                    700        5,190,552              5.82
                                                                      -----------            ------
                                                                       10,083,593             11.31
                                                                      -----------            ------
MAJOR CAPITALIZATION - FAR EAST - 15.70%
Banyu Pharmaceutical Co.                                 200,000        2,925,410              3.28
Eisai Co. Ltd.                                           156,000        2,930,064              3.29
Fujisawa Pharmaceutical                                  335,000        2,923,333              3.28
Sankyo Co. Ltd.                                          100,000        2,792,437              3.13
Takeda Chemical Industries                               120,000        2,413,464              2.72
                                                                      -----------            ------
                                                                       13,984,708             15.70
                                                                      -----------            ------
SPECIALTY CAPITALIZATION - FAR EAST - 8.78%
Amrad (a)                                              1,000,000        1,444,941              1.62
Biota Holdings Limited (a)                               644,640        2,298,620              2.58
Biota Holdings Limited - Warrants (a)                     78,738          190,231              0.21
Rohto Pharmaceutical                                     191,000        1,793,725              2.01
Teikoku Hormone Manufacturing                            160,000        2,087,679              2.36
                                                                      -----------            ------
                                                                        7,815,196              8.78
                                                                      -----------            ------
TOTAL INVESTMENTS (identified cost, $69,134,232)                       84,856,383             95.26
OTHER ASSETS, LESS LIABILITIES                                          4,221,797              4.74
                                                                      -----------            ------
NET ASSETS                                                            $89,078,180            100.00%
                                                                      ===========            ======

(a) Non-income producing security.


                      See notes to financial statements

                                 -------------------------------
                                      FINANCIAL STATEMENTS
                               STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------
                                  February 28, 1997 (Unaudited)
------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost basis, $69,134,232)               $84,856,383
  Cash                                                                                 5,936,387
  Foreign currency, at value (identified cost, $654,434)                                 650,638
  Dividends receivable                                                                    12,160
  Deferred organization expenses                                                          11,973
                                                                                     -----------
      Total assets                                                                   $91,467,541
LIABILITIES:
  Payable for investments purchased                                  $2,377,080
  Payable for open forward foreign currency contracts (Note 1H)          10,422
  Payable to affiliate for Trustees' fees                                 1,190
  Accrued expenses                                                          669
                                                                     ----------
      Total liabilities                                                                2,389,361
                                                                                     -----------
NET ASSETS applicable to investors' interest in Portfolio                            $89,078,180
                                                                                     ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and withdrawals                            $73,350,237
  Net unrealized appreciation of investments and foreign
    currency (computed on the basis of identified cost)                               15,727,943
                                                                                     -----------
      Total                                                                          $89,078,180
                                                                                     ===========


                      See notes to financial statements

                                     STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------
                     For the six months ended February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes, $5,157)                                           $   52,422
  Expenses --
    Investment adviser fee (Note 2)                                 $  294,731
    Administration fee (Note 2)                                         80,887
    Compensation of Trustees not members of the
      Administrator's organization                                       2,971
    Custodian fee (Note 1D)                                             21,013
    Legal and accounting services                                        3,602
    Amortization of organization expenses (Note 1E)                      1,250
    Miscellaneous                                                       11,194
                                                                    ----------
        Total expenses                                              $  415,648
  Less reduction of custodian fee (Note 1D)                             20,562
                                                                    ----------
        Net expenses                                                                    395,086
                                                                                     ----------
          Net investment loss                                                        $ (342,664)
                                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) --
    Investment transactions (identified cost basis)                 $1,655,953
    Foreign currency transactions                                       23,867
                                                                    ----------
        Net realized gain on investment transactions                                 $1,679,820
  Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                             $6,668,950
    Foreign currency transactions                                        5,792
                                                                    ----------
        Net change in unrealized appreciation of investments                          6,674,742
                                                                                     ----------
          Net realized and unrealized gain on investments                            $8,354,562
                                                                                     ----------
            Net increase in net assets from operations                               $8,011,898
                                                                                     ==========


                      See notes to financial statements

                                STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED
                                                                          FEBRUARY 28, 1997
                                                                             (UNAUDITED)
                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment loss                                                       $   (342,664)
    Net realized gain on investments and foreign currency transactions           1,679,820
    Change in unrealized appreciation (depreciation)                             6,674,742
                                                                              ------------
      Net increase in net assets resulting from operations                    $  8,011,898
                                                                              ------------
  Capital transactions --
    Contributions                                                             $ 98,319,216
    Withdrawals                                                                (17,352,934)
                                                                              ------------
      Net increase in net assets resulting from capital transactions          $ 80,966,282
                                                                              ------------
        Net increase in net assets                                            $ 88,978,180
NET ASSETS:
  At beginning of period                                                           100,000
                                                                              ------------
  At end of period                                                            $ 89,078,180
                                                                              ============

-------------------------------------------------------------------------------------------
                                        SUPPLEMENTARY DATA
-------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED
                                                                          FEBRUARY 28, 1997
                                                                             (UNAUDITED)
                                                                          -----------------
RATIOS (to average daily net assets):
  Expenses                                                                         1.28%+
  Net expenses, after custodian fee reduction                                      1.22%+
  Net investment loss                                                            (1.06)%+
PORTFOLIO TURNOVER                                                                   15%

NET ASSETS, end of period (000s omitted)                                         $89,078
AVERAGE COMMISSION RATE (PER SHARE)(1)                                           $0.0400

  +  Annualized.
 (1) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


                      See notes to financial statements

                         -------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on March 26, 1996, seeks to provide long-term growth of capital by investing primarily in common stocks, and securities convertible into common stock, of domestic and foreign companies engaged in medical research and the health care industry. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on September 1, 1996, with the acquisition of securities with a value of $51,528,696, including unrealized appreciation of $9,053,201, in exchange for interest in the Portfolio by one of the Portfolio's investors.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event there are no sales, the last available sale price will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Portfolio's officers in a manner specifically authorized by the Board of Directors.

B. INCOME -- Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded on the ex-dividend date or as soon thereafter as the Portfolio is informed of the dividend.

C. FEDERAL TAXES -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Any significant credit balance used to reduce the Portfolio's custodian fee is reflected as a reduction of operating expenses on the Statement of Operations.

E. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

F. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

H. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

I. OTHER -- Investment transactions are accounted for on a trade date basis.

J. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to February 28, 1997 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolio's management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

--------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to the Advisory Agreement, Mehta and Isaly Asset Management, Inc. ("M&I"), formerly G/A Capital Management, Inc., serve as the investment adviser of the Portfolio. Under this agreement M&I receive a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, and 0.75% of average net assets in excess of $50 million. The fee rate declines for net assets of $500 million and greater. Beginning September 1, 1997, M&I may receive a performance based adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the six months ended February 28, 1997, the fee was equivalent to 0.91% (annualized) of the Portfolio's average daily net assets and amounted to $294,731.

  Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Portfolio. EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the six months ended February 28, 1997, the administration fee was 0.25% of average net assets.

  Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain of the officers and Trustees of the Portfolio are also officers or directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser or Administrator may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 1997, no significant amounts have been deferred.

--------------------------------------------------------------------------------
(3) INVESTMENTS
Purchases and sales of investments other than U.S. Government securities and short-term obligations aggregated $34,490,900 and $9,523,741, respectively.

--------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at February 28, 1997, as computed on a federal income tax basis, were as follows:

Aggregate cost                                                    $69,134,232
                                                                  ===========
Gross unrealized appreciation                                     $17,576,664
Gross unrealized depreciation                                      (1,854,513
                                                                  -----------
    Net unrealized appreciation                                   $15,722,151
                                                                  ===========

--------------------------------------------------------------------------------
(5) RESTRICTED SECURITIES
In February 1993, the Portfolio acquired 9,000 shares of common stock of Cambridge Antibody Technology Limited ("CAT") at a cost of $297,000 by entering into a Subscription Agreement between the Portfolio, CAT and Peptide Technology Limited ("Peptech"). The Subscription Agreement granted to the Portfolio an option to require Peptech, the major shareholder of CAT, to purchase up to 85% of the CAT shares owned by the Portfolio on September 1, 1995 (the "Put Option"), subject to certain conditions. The Put Option was exercised by the Portfolio, but was canceled in December 1995 when the Portfolio received an additional 4,734 shares of CAT from Peptech in exchange for the Portfolio's withdrawal of the Put Options. In separate transactions that occurred in December 1995, August 1996 and October 1996, the Portfolio acquired an additional 47,674 shares of CAT, bringing the total number of shares owned by the Portfolio to 61,408. The value of the CAT shares and warrants at February 28, 1997 is $1,443,384, representing 1.6% of the Portfolio's net assets. Management has valued the common stock at $23 per share and $10 per warrant, which reflects recent market activity. Valuation of the security is continually monitored and is reviewed by the Board of Directors.

--------------------------------------------------------------------------------
(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

--------------------------------------------------------------------------------
(7) FINANCIAL INSTRUMENTS
The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  A summary of obligations under these financial instruments at February 28, 1997 is as follows:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT

PURCHASES
--------
                                                                    DELIVER
SETTLEMENT                                                (IN UNITED STATES               NET UNREALIZED
DATE                  IN EXCHANGE FOR                               DOLLARS)                DEPRECIATION
------                ---------------                     -----------------               --------------
3/3/97                Swiss Franc  1,766,463                     $1,209,740                      $10,422
                                                                 ==========                      =======

--------------------------------------------------------------------------------
(8) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $120 million unsecured line of credit with a bank. Borrowings will be made by the Portfolio or Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the banks' adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended February 28, 1997.

                       ---------------------------------
                              INVESTMENT MANAGEMENT
EV MARATHON             OFFICERS                   DIRECTORS
WORLDWIDE HEALTH        JAMES B. HAWKES            DONALD R. DWIGHT
SCIENCES FUND, INC.     President, Director        President, Dwight Partners, Inc.
24 Federal Street                                  Chairman, Newspapers of
Boston, MA 02110        M. DOZIER GARDNER          New England, Inc.
                        Vice President
                                                   SAMUEL L. HAYES, III
                        JAMES L. O'CONNOR          Jacob H. Schiff Professor of
                        Treasurer                  Investment Banking, Harvard
                                                   University Graduate School of
                        THOMAS OTIS                Business Administration
                        Secretary
                                                   NORTON H. REAMER
                                                   President and Director, United Asset
                                                   Management Corporation

                                                   JOHN L. THORNDIKE
                                                   Formerly Director, Fiduciary Company
                                                   Incorporated

                                                   JACK L. TREYNOR
                                                   Investment Adviser and
                                                   Consultant
                        ---------------------------------------------------------------
WORLDWIDE HEALTH        OFFICERS                   INDEPENDENT TRUSTEES
SCIENCES PORTFOLIO      JAMES B. HAWKES            DONALD R. DWIGHT
24 Federal Street       President, Trustee         President, Dwight Partners, Inc.
Boston, MA 02110                                   Chairman, Newspapers of
                        SAMUEL D. ISALY            New England, Inc.
                        Vice President and
                        Portfolio Manager          SAMUEL L. HAYES, III
                                                   Jacob H. Schiff Professor of
                        VIREN MEHTA                Investment Banking, Harvard
                        Vice President             University Graduate School of
                                                   Business Administration
                        WILLIAM CHISHOLM
                        Vice President             NORTON H. REAMER
                                                   President and Director, United Asset
                        RAYMOND O'NEILL            Management Corporation
                        Vice President
                                                   JOHN L. THORNDIKE
                        MICHEL NORMANDEAU          Formerly Director, Fiduciary Company
                        Vice President             Incorporated

                        JAMES L. O'CONNOR          JACK L. TREYNOR
                        Treasurer                  Investment Adviser and
                                                   Consultant
                        THOMAS OTIS
                        Secretary

[Logo]
Eaton Vance
================
    Mutual Funds



EV MARATHON WORLDWIDE
HEALTH SCIENCES FUND








STATEMENT OF

ADDITIONAL INFORMATION


APRIL 1, 1997




EV MARATHON WORLDWIDE
HEALTH SCIENCES FUND
24 FEDERAL STREET
BOSTON, MA 02110


--------------------------------------------------------------------------------
SPONSOR AND MANAGER OF EV MARATHON WORLDWIDE HEALTH SCIENCES FUND
ADMINISTRATOR OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

ADVISER OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
Mehta and Isaly Asset Management, Inc., 41 Madison Avenue,
New York, NY 10010-2202

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street,
Boston, MA 02110 (800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123,
Westborough, MA 01581-5123 (800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109


                                                                         M-HSSAI

                                    PART C

                              OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

           (A) FINANCIAL STATEMENTS


                 INCLUDED IN PART A FOR THE FUNDS LISTED BELOW ARE "FINANCIAL
                   HIGHLIGHTS" FROM THE DATE INDICATED TO THE FISCAL YEAR ENDED AUGUST 31, 1996 FOR EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND AND TO FEBRUARY 28, 1997 FOR EV MARATHON WORLDWIDE HEALTH SCIENCES FUND:
                     EV Marathon Worldwide Developing Resources Fund (start of
                       business October 21, 1987)
                     EV Marathon Worldwide Health Sciences Fund (start of
                       business September 23, 1996)

                 INCORPORATED BY REFERENCE INTO PART B ARE THE FINANCIAL
                   STATEMENTS FOR EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND CONTAINED IN ITS ANNUAL REPORT DATED AUGUST 31, 1996 (WHICH WAS PREVIOUSLY FILED ELECTRONICALLY PURSUANT TO
                   SECTION 30(B)(2) OF THE INVESTMENT COMPANY ACT OF 1940) (ACCESSION NO. 0000950156-96-000833)

                 THE FINANCIAL STATEMENTS CONTAINED IN THE FUND'S ANNUAL REPORT
                   ARE AS FOLLOWS:
                           Portfolio of Investments
                           Statement of Assets and Liabilities
                           Statement of Operations
                           Statements of Changes in Net Assets
                           Financial Highlights
                           Notes to Financial Statements
                           Independent Auditors' Report

                 ALSO INCLUDED IN PART B OF THE WORLDWIDE DEVELOPING RESOURCES
                   FUNDS ARE THE FOLLOWING FINANCIAL STATEMENTS FOR WORLDWIDE DEVELOPING RESOURCES PORTFOLIO:
                           Statement of Assets and Liabilities as of
                             March 17, 1997
                           Report of Independent Auditors'

                 ALSO INCLUDED IN PART B OF EV MARATHON WORLDWIDE HEALTH
                   SCIENCES FUND ARE THE FOLLOWING FINANCIAL STATEMENTS FOR THE FUND FROM THE START OF BUSINESS, SEPTEMBER 23, 1996, TO FEBRUARY 28, 1997 (UNAUDITED):
                           Statement of Assets and Liabilities
                           Statement of Operations
                           Statements of Changes in Net Assets
                           Financial Highlights
                           Notes to Financial Statements

                 ALSO INCLUDED IN PART B OF EV MARATHON WORLDWIDE HEALTH
                   SCIENCES FUND ARE THE FOLLOWING FINANCIAL STATEMENTS FOR WORLDWIDE HEALTH SCIENCES PORTFOLIO FROM THE START OF BUSINESS, SEPTEMBER 1, 1996, TO FEBRUARY 28, 1997 (UNAUDITED):
                           Portfolio of Investments
                           Statement of Assets and Liabilities
                           Statement of Operations
                           Statements of Changes in Net Assets
                           Supplementary Data
                           Notes to Financial Statements


           (B) EXHIBITS:

                 (1)(a) Declaration of Trust dated May 25, 1989 filed as Exhibit (1)(a) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (b) Amendment to the Declaration of Trust dated August 18, 1992 filed as Exhibit (1)(b) to Post-Effective Amendment No. 59 and incorporated herein by reference.


                    (c) Amendment and Restatement of Establishment and Designation of Series of Shares dated January 10, 1997 filed as Exhibit (1)(c) to Post-Effective Amendment No. 66 and incorporated herein by reference.

                 (2)(a) By-Laws filed as Exhibit (2)(a) to Post-Effective Amendment No. 59 and incorporated herein by reference.



                    (b) Amendment to By-Laws dated December 13, 1993 filed as Exhibit (2)(b) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                 (3)        Not applicable

                 (4)        Not applicable


                 (5)(a) Management Contract with Eaton Vance Management for Eaton Vance Greater China Growth Fund filed as Exhibit (5)(b) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (b) Management Contract with Eaton Vance Management for EV Marathon Greater China Growth Fund dated June 7, 1993 filed as Exhibit (5)(c) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (c) Management Contract with Eaton Vance Management for EV Classic Greater China Growth Fund dated December 17, 1993 filed as Exhibit (5)(d) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (d) Management Contract with Eaton Vance Management for EV Marathon Information Age Fund filed as Exhibit
                            (5)(e) to Post-Effective Amendment No. 61 and incorporated herein by reference.

                    (e) Management Contract with Eaton Vance Management for EV Traditional Information Age Fund filed as Exhibit
                            (5)(f) to Post-Effective Amendment No. 61 and incorporated herein by reference.

                    (f) Management Contract with Eaton Vance Management for EV Classic Information Age Fund filed as Exhibit
                            (5)(g) to Post-Effective Amendment No. 61 and incorporated herein by reference.

                    (g) Management Contract with Eaton Vance Management for EV Marathon Asian Small Companies Fund filed as Exhibit (5)(h) to Post-Effective Amendment No. 64 and incorporated herein by reference.

                    (h) Management Contract with Eaton Vance Management for EV Traditional Asian Small Companies Fund filed as Exhibit (5)(i) to Post-Effective Amendment No. 64 and incorporated herein by reference.

                    (i) Management Contract with Eaton Vance Management for EV Marathon Worldwide Health Sciences Fund filed as Exhibit (5)(j) to Post-Effective Amendment No. 64 and incorporated herein by reference.


                 (6)(a)(1) Distribution Agreement between Eaton Vance Growth Trust (on behalf of its Classic series) and Eaton Vance Distributors, Inc. effective November 1, 1996 (with attached Schedule A effective November 1,
                            1996) filed as Exhibit (6)(a)(1) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (a)(2) Distribution Agreement between Eaton Vance Growth Trust (on behalf of its Marathon series) and Eaton Vance Distributors, Inc. effective November 1, 1996 (with attached Schedule A effective November 1,
                            1996) filed as Exhibit (6)(a)(2) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (a)(3) Distribution Agreement between Eaton Vance Growth Trust (on behalf of its Traditional series) and Eaton Vance Distributors, Inc. effective November 1, 1996 (with attached Schedule A effective November 1,
                            1996) filed as Exhibit (6)(a)(3) to Post-Effective Amendment No. 65 and incorporated herein by reference.


                        (a) Amended Schedule A effective April 1, 1997 to the
                            Distribution Agreement (on behalf of its Traditional Series) (filed as Exhibit (6)(a)(3)) filed herewith.

                        (b) Selling Group Agreements between Eaton Vance
                            Distributors, Inc. and Authorized Firms filed as Exhibit (6)(b) to Post-Effective Amendment No. 61 and incorporated herein by reference.

                        (c) Schedule of Dealer Discounts and Sales Charges filed
                            as Exhibit (6)(c) to Post- Effective Amendment No. 59 and incorporated herein by reference.

                 (7) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

                 (8)(a) Custodian Agreement with Investors Bank & Trust Company dated November 7, 1994 filed as Exhibit (8) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (b) Amendment to Custodian Agreement witn Investors Bank & Trust Company dated October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 61 and incorporated herein by reference.

                 (9)(a) Form of Amended Administrative Services Agreement between Eaton Vance Growth Trust (on behalf of certain series) with Eaton Vance Management dated , 1997 with attached Schedule A filed as Exhibit
                            (9)(a) to Post-Effective Amendment No. 66 and incorporated herein by reference.


                    (b) Transfer Agency Agreement dated June 7, 1989 filed as Exhibit (9)(b) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (c) Amendment to Transfer Agency Agreement dated February 1, 1993 filed as Exhibit (9)(e) to Post-Effective Amendment No. 65 and incorporated herein by reference.


                (10)        Not applicable.

                (11)(a) Consent of Independent Auditors for EV Marathon Worldwide Developing Resources Fund (formerly EV Marathon Gold & Natural Resources Fund) filed herewith.

                    (b) Consent of Independent Auditors for Worldwide Developing Resources Portfolio filed herewith.

                    (c) Consent of Independent Accountants for EV Marathon Worldwide Health Sciences Fund filed herewith.

                    (d) Consent of Independent Accountants for Worldwide Health Sciences Portfolio filed herewith.

                (12)        Not applicable

                (13)        Not applicable

                (14)    (1) Vance, Sanders Profit Sharing Retirement Plan for
                            Self-Employed Persons with Adoption Agreement and instructions filed as Exhibit (8)(b)(1) to Post-Effective Amendment No. 28 and incorporated herein by reference.

                        (2) Eaton & Howard, Vance Sanders Defined Contribution
                            Prototype Plan and Trust with Adoption Agreements:
                            (1) Basic Profit-Sharing Retirement Plan; (2) Basic Money Purchase Pension Plan; (3) Thrift Plan Qualifying as Profit-Sharing Plan; (4) Thrift Plan Qualifying as Money Purchase Plan; (5) Integrated Profit-Sharing Retirement Plan and (6) Integrated Money Purchase Pension Plan filed as Exhibit (14)(2) to Post- Effective Amendment No. 29 and incorporated herein by reference.

                        (3) Individual Retirement Custodian Account (Form 5305A)
                            and Instructions filed as Exhibit 18 to
                            Post-Effective Amendment No. 24 on Form S-5, File #2-22019 and incorporated herein by reference.


                (15)(a) Service Plan dated July 7, 1993 pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV Traditional Growth Fund filed as Exhibit (15)(a) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (b) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Eaton Vance Greater China Growth Fund filed as Exhibit (15)(b) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (c) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV Marathon Greater China Growth Fund dated June 7, 1993 filed as Exhibit (15)(c) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (d) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV Classic Greater China Growth Fund filed as Exhibit (15)(d) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (e) Distribution Plan for EV Classic Growth Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed as Exhibit (15)(e) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (f) Distribution Plan for EV Marathon Growth Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed as Exhibit (15)(f) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (g) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, for EV Marathon Information Age Fund filed as Exhibit (15)(g) to Post-Effective Amendment No. 61 and incorporated herein by reference.

                    (h) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV Traditional Information Age Fund filed as Exhibit (15)(h) to Post-Effective Amendment No. 61 and incorporated herein by reference.

                    (i) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV Marathon Gold & Natural Resources Fund dated June 19, 1995 filed as Exhibit (15)(i) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (j) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV Classic Information Age Fund filed as Exhibit (15)(j) to Post-Effective Amendment No. 61 and incorporated herein by reference.

                    (k) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV Marathon Asian Small Companies Fund filed as Exhibit (15)(k) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (l) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV Traditional Asian Small Companies Fund filed as Exhibit (15)(l) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (m) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV Marathon Worldwide Health Sciences Fund filed as Exhibit
                            (15)(m) to Post-Effective Amendment No. 65 and incorporated herein by reference.


                    (n) Service Plan adopted February 14, 1997 pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV Traditional Worldwide Developing Resources Fund filed herewith.

                    (o) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Marathon Asian Small Companies Fund adopted June 24, 1996 filed as Exhibit (15)(n) to Post- Effective Amendment No. 65 and incorporated herein by reference.

                    (p) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Traditional Asian Small Companies Fund adopted June 24, 1996 filed as Exhibit (15)(o) to Post- Effective Amendment No. 65 and incorporated herein by reference.

                    (q) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Marathon Gold & Natural Resources Fund adopted June 24, 1996 filed as Exhibit (15)(p) to Post- Effective Amendment No. 65 and incorporated herein by reference.

                    (r) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Classic Greater China Growth Fund adopted June 24, 1996 filed as Exhibit (15)(q) to Post- Effective Amendment No. 65 and incorporated herein by reference.

                    (s) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Marathon Greater China Growth Fund adopted June 24, 1996 filed as Exhibit (15)(r) to Post- Effective Amendment No. 65 and incorporated herein by reference.

                    (t) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Traditional Greater China Growth Fund adopted June 24, 1996 filed as Exhibit
                            (15)(s) to Post- Effective Amendment No. 65 and incorporated herein by reference.

                    (u) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Classic Growth Fund adopted June 24, 1996 filed as Exhibit (15)(t) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (v) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Marathon Growth Fund adopted June 24, 1996 filed as Exhibit (15)(u) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (w) Amendment to Service Plan of Eaton Vance Growth Trust on behalf of EV Traditional Growth Fund adopted June 24, 1996 filed as Exhibit (15)(v) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (x) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Classic Information Age Fund adopted June 24, 1996 filed as Exhibit (15)(w) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (y) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Marathon Information Age Fund adopted June 24, 1996 filed as Exhibit (15)(x) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (z) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Traditional Information Age Fund adopted June 24, 1996 filed as Exhibit (15)(y) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (aa) Amendment to Distribution Plan of Eaton Vance Growth Trust on behalf of EV Marathon Worldwide Health Sciences Fund adopted June 24, 1996 filed as Exhibit
                            (15)(z) to Post- Effective Amendment No. 65 and incorporated herein by reference.

                (16) Schedules for Computation of Performance Quotations filed herewith.

                (17)(a) Power of Attorney dated August 7, 1995 for Eaton Vance Growth Trust filed as Exhibit (17)(a) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (b) Power of Attorney dated August 7, 1995 for Growth Portfolio filed as Exhibit (17)(b) to Post-Effective Amendment No. 59 and incorporated herein by reference.

                    (c) Power of Attorney dated June 24, 1996 for Information Age Portfolio filed as Exhibit (17)(c) to Post-Effective Amendment No. 65 and incorporated herein by reference.

                    (d) Power of Attorney dated February 14, 1997 for Asian Small Companies Portfolio filed herewith.

                    (e) Power of Attorney dated February 14, 1997 for Greater China Growth Portfolio filed herewith.

                    (f) Power of Attorney dated February 14, 1997 for Worldwide Health Sciences Portfolio filed herewith.

                    (g) Power of Attorney dated February 14, 1997 for Worldwide Developing Resources Portfolio filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


    Not applicable

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                                 (2)
                                                          NUMBER OF RECORD
                                  (1)                       HOLDERS AS OF
                            TITLE OF CLASS                FEBRUARY 28, 1997
                            --------------                -----------------
    Shares of beneficial interest without par value
      EV Marathon Asian Small Companies Fund                            1
      EV Traditional Asian Small Companies Fund                         1
      EV Classic Greater China Growth Fund                          1,149
      EV Marathon Greater China Growth Fund                        22,562
      EV Traditional Greater China Growth Fund                     15,081
      EV Classic Growth Fund                                           65
      EV Marathon Growth Fund                                         564
      EV Traditional Growth Fund                                   10,010
      EV Classic Information Age Fund                                  86
      EV Marathon Information Age Fund                              2,037
      EV Traditional Information Age Fund                           1,086
      EV Marathon Worldwide Developing Resources Fund               1,982
      EV Traditional Worldwide Developing Resources Fund                0
      EV Marathon Worldwide Health Sciences Fund                    1,651

ITEM 27.  INDEMNIFICATION


    Article XIV of the Trust's Declaration of Trust, dated May 25, 1989, as amended, permits Trustee and officer indemnification by By-law, contract and vote. Article XI of the By-laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.


    The distribution agreements of the Trust also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Reference is made to the information set forth under the caption "Investment Adviser and Administrator," "Management of the Fund and the Portfolio," "Management of the Fund" or "Investment Adviser" in the Statement of Additional Information, which information is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITER


    (A) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:


EV Classic California Municipals Fund                   EV Classic Information Age Fund
EV Classic Connecticut Municipals Fund                  EV Classic Investors Fund
EV Classic Florida Insured Municipals Fund              EV Classic Massachusetts Limited Maturity
EV Classic Florida Limited Maturity                       Municipals Fund
  Municipals Fund                                       EV Classic National Limited Maturity
EV Classic Florida Municipals Fund                        Municipals Fund
EV Classic Government Obligations Fund                  EV Classic National Municipals Fund
EV Classic Greater China Growth Fund                    EV Classic New Jersey Municipals Fund
EV Classic Growth Fund                                  EV Classic New York Limited Maturity
EV Classic High Income Fund                               Municipals Fund

EV Classic New York Municipals Fund                     EV Marathon New York Municipals Fund
EV Classic Pennsylvania Limited                         EV Marathon North Carolina Municipals Fund
  Maturity Municipals Fund                              EV Marathon Ohio Limited Maturity
EV Classic Pennsylvania Municipals Fund                   Municipals Fund
EV Classic Senior Floating-Rate Fund                    EV Marathon Ohio Municipals Fund
EV Classic Strategic Income Fund                        EV Marathon Oregon Municipals Fund
EV Classic Special Equities Fund                        EV Marathon Pennsylvania Limited Maturity
EV Classic Stock Fund                                     Municipals Fund
EV Classic Total Return Fund                            EV Marathon Pennsylvania Municipals Fund
EV Marathon Alabama Municipals Fund                     EV Marathon Rhode Island Municipals Fund
EV Marathon Arizona Municipals Fund                     EV Marathon Strategic Income Fund
EV Marathon Arkansas Municipals Fund                    EV Marathon South Carolina Municipals Fund
EV Marathon Asian Small Companies Fund                  EV Marathon Special Equities Fund
EV Marathon California Limited Maturity                 EV Marathon Stock Fund
  Municipals Fund                                       EV Marathon Tax-Managed Growth Fund
EV Marathon California Municipals Fund                  EV Marathon Tennessee Municipals Fund
EV Marathon Colorado Municipals Fund                    EV Marathon Texas Municipals Fund
EV Marathon Connecticut Limited Maturity                EV Marathon Total Return Fund
  Municipals Fund                                       EV Marathon Virginia Municipals Fund
EV Marathon Connecticut Municipals Fund                 EV Marathon West Virginia Municipals Fund
EV Marathon Emerging Markets Fund                       EV Marathon Worldwide Developing
EV Marathon Florida Insured Municipals Fund               Resources Fund
EV Marathon Florida Limited Maturity                    EV Marathon Worldwide Health
  Municipals Fund                                         Sciences Fund
EV Marathon Florida Municipals Fund                     EV Traditional Alabama Municipals Fund
EV Marathon Georgia Municipals Fund                     EV Traditional Arizona Municipals Fund
EV Marathon Government Obligations Fund                 EV Traditional Arkansas Municipals Fund
EV Marathon Greater China Growth Fund                   EV Traditional Asian Small Companies Fund
EV Marathon Greater India Fund                          EV Traditional California Limited Maturity
EV Marathon Growth Fund                                   Municipals Fund
EV Marathon Hawaii Municipals Fund                      EV Traditional California Municipals Fund
EV Marathon High Income Fund                            EV Traditional Colorado Municipals Fund
EV Marathon High Yield Municipals Fund                  EV Traditional Connecticut Limited Maturity
EV Marathon Information Age Fund                          Municipals Fund
EV Marathon Investors Fund                              EV Traditional Connecticut Municipals Fund
EV Marathon Kansas Municipals Fund                      EV Traditional Emerging Growth Fund
EV Marathon Kentucky Municipals Fund                    EV Traditional Emerging Markets Fund
EV Marathon Louisiana Municipals Fund                   EV Traditional Florida Insured Municipals Fund
EV Marathon Maryland Municipals Fund                    EV Traditional Florida Limited Maturity
EV Marathon Massachusetts Limited Maturity                Municipals Fund
  Municipals Fund                                       EV Traditional Florida Municipals Fund
EV Marathon Massachusetts Municipals Fund               EV Traditional Georgia Municipals Fund
EV Marathon Michigan Limited Maturity                   EV Traditional Government Obligations Fund
  Municipals Fund                                       EV Traditional Greater China Growth Fund
EV Marathon Michigan Municipals Fund                    EV Traditional Greater India Fund
EV Marathon Minnesota Municipals Fund                   EV Traditional Growth Fund
EV Marathon Mississippi Municipals Fund                 EV Traditional Hawaii Municipals Fund
EV Marathon Missouri Municipals Fund                    EV Traditional High Yield Municipals Fund
EV Marathon National Limited Maturity                   Eaton Vance Income Fund of Boston
  Municipals Fund                                       EV Traditional Information Age Fund
EV Marathon National Municipals Fund                    EV Traditional Investors Fund
EV Marathon New Jersey Limited Maturity                 EV Traditional Kansas Municipals Fund
  Municipals Fund                                       EV Traditional Kentucky Municipals Fund
EV Marathon New Jersey Municipals Fund                  EV Traditional Louisiana Municipals Fund
EV Marathon New York Limited Maturity                   EV Traditional Maryland Municipals Fund
  Municipals Fund                                       EV Traditional Massachusetts Municipals Fund


EV Traditional Michigan Limited Maturity                EV Traditional Rhode Island Municipals Fund
  Municipals Fund                                       EV Traditional South Carolina
EV Traditional Michigan Municipals Fund                   Municipals Fund
EV Traditional Minnesota Municipals Fund                EV Traditional Special Equities Fund
EV Traditional Mississippi Municipals Fund              EV Traditional Stock Fund
EV Traditional Missouri Municipals Fund                 EV Traditional Tax-Managed Growth Fund
Eaton Vance Municipal Bond Fund L.P.                    EV Traditional Tennessee Municipals Fund
EV Traditional National Limited Maturity                EV Traditional Texas Municipals Fund
  Municipals Fund                                       EV Traditional Total Return Fund
EV Traditional National Municipals Fund                 EV Traditional Virginia Municipals Fund
EV Traditional New Jersey Limited Maturity              EV Traditional West Virginia Municipals Fund
  Municipals Fund                                       EV Traditional Worldwide Developing
EV Traditional New Jersey Municipals Fund                 Resources Fund
EV Traditional New York Limited Maturity                EV Traditional Worldwide Health
  Municipals Fund                                         Sciences Fund, Inc.
EV Traditional New York Municipals Fund                 Eaton Vance Cash Management Fund
EV Traditional North Carolina Municipals Fund           Eaton Vance Liquid Assets Fund
EV Traditional Ohio Limited Maturity                    Eaton Vance Money Market Fund
  Municipals Fund                                       Eaton Vance Prime Rate Reserves
EV Traditional Ohio Municipals Fund                     Eaton Vance Short-Term Treasury Fund
EV Traditional Oregon Municipals Fund                   Eaton Vance Tax Free Reserves
EV Traditional Pennsylvania Municipals Fund             Massachusetts Municipal Bond Portfolio


    (b)

             (1)                          (2)                     (3)
     NAME AND PRINCIPAL        POSITIONS AND OFFICES       POSITIONS AND OFFICE
      BUSINESS ADDRESS*      WITH PRINCIPAL UNDERWRITER       WITH REGISTRANT
       ------------------     -------------------------    --------------------

James B. Hawkes             Vice President and Director    President and Trustee
William M. Steul            Vice President and Director        None
Wharton P. Whitaker         President and Director             None
Chris Berg                  Vice President                     None
Kate Bradshaw               Vice President                     None
David B. Carle              Vice President                     None
James S. Comforti           Vice President                     None
Raymond Cox                 Vice President                     None
Mark P. Doman               Vice President                     None
Alan R. Dynner              Vice President                     None
James Foley                 Vice President                     None
Michael A. Foster           Vice President                     None
William M. Gillen           Senior Vice President              None
Hugh S. Gilmartin           Vice President                     None
Perry D. Hooker             Vice President                     None
Brian Jacobs                Senior Vice President              None
Thomas P. Luka              Vice President                     None
John Macejka                Vice President                     None
Timothy D. McCarthy         Vice President                     None
Joseph T. McMenamin         Vice President                     None
Morgan C. Mohrman           Senior Vice President              None
James A. Naughton           Vice President                     None
Mark D. Nelson              Vice President                     None
Linda D. Newkirk            Vice President                     None
James L. O'Connor           Vice President                     Treasurer
Andy Ogren                  Vice President                     None
Thomas Otis                 Secretary and Clerk                Secretary
George D. Owen, II          Vice President                     None
F. Anthony Robinson         Vice President                     None
Jay S. Rosoff               Vice President                     None
Benjamin A. Rowland, Jr.    Vice President,                    None
                              Treasurer and Director
John P. Rynne               Vice President                     None
Kevin Schrader              Vice President                     None
George V.F. Schwab, Jr.     Vice President                     None
Cornelius J. Sullivan       Vice President                     None
David M. Thill              Vice President                     None
Chris Volf                  Vice President                     None
Sue Wilder                  Vice President                     None


----------
*Address is 24 Federal Street, Boston, MA 02110

    (c) Not applicable


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Certain corporate documents of Information Age Portfolio, Worldwide Developing Resources Portfolio, and Worldwide Health Sciences Portfolio (each a "Portfolio") are also maintained by IBT Trust Company (Cayman) Ltd., The Bank of Nova Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies, and certain investor account, Portfolio and the Registrant's accounting records are held by IBT Fund Services (Canada) Inc., 1 First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario, Canada M5X 1C8. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 31.  MANAGEMENT SERVICES

    Not applicable

ITEM 32.  UNDERTAKINGS


    The Registrant undertakes to file a Post-Effective Amendment on behalf of EV Marathon Asian Small Companies Fund and EV Traditional Asian Small Companies Fund, using financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 62 (and the commencement of their operations); and on behalf of EV Traditional Worldwide Developing Resources Fund, using financial statements which need not be certified, within four to six months from the effective date of Post- Effective Amendment No. 66.


    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 24th day of March, 1997.


                                        EATON VANCE GROWTH TRUST

                                        By /s/ JAMES B. HAWKES
                                        --------------------------------
                                               JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      SIGNATURE                         TITLE                     DATE
      ---------                         -----                     ----


                                  President, Principal
                                    Executive Officer and
/s/ JAMES B. HAWKES                 Trustee                   March 24, 1997
-------------------------------
    JAMES B. HAWKES

                                  Treasurer and Principal
                                    Financial and
/s/ JAMES L. O'CONNOR               Accounting Officer        March 24, 1997
-------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*             Trustee                     March 24, 1997
-------------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*         Trustee                     March 24, 1997
-------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*             Trustee                     March 24, 1997
-------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*            Trustee                     March 24, 1997
-------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*              Trustee                     March 24, 1997
-------------------------------
    JACK L. TREYNOR


*By: /s/ JAMES B. HAWKES
-------------------------------
         As Attorney-in-fact

                                  SIGNATURES

    Worldwide Developing Resources Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2-22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Bermuda on the 14th day of February, 1997.

                                        WORLDWIDE DEVELOPING RESOURCES
                                          PORTFOLIO

                                        By /s/ JAMES B. HAWKES
                                        --------------------------------
                                               JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      SIGNATURE                         TITLE                     DATE
      ---------                         -----                     ----

                                  President, Principal
                                    Executive Officer and
/s/ JAMES B. HAWKES                 Trustee                   February 14, 1997
-------------------------------
    JAMES B. HAWKES

                                  Treasurer and Principal
                                    Financial and
    JAMES L. O'CONNOR*              Accounting Officer        February 14, 1997
-------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*             Trustee                     February 14, 1997
-------------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*         Trustee                     February 14, 1997
-------------------------------
    SAMUEL L. HAYES, III

                                  Trustee                     February 14, 1997
-------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*            Trustee                     February 14, 1997
-------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*              Trustee                     February 14, 1997
-------------------------------
    JACK L. TREYNOR

*By: /s/ ERIC G. WOODBURY
-------------------------------
        ERIC G. WOODBURY
        As Attorney-in-fact

                                  SIGNATURES

    Worldwide Health Sciences Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2-22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in Hamilton, Bermuda on the 14th day of February, 1997.

                                        WORLDWIDE HEALTH SCIENCES PORTFOLIO

                                        By /s/ JAMES B. HAWKES
                                        --------------------------------
                                               JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      SIGNATURE                         TITLE                     DATE
      ---------                         -----                     ----

                                  President, Principal
                                    Executive Officer and
/s/ JAMES B. HAWKES                 Trustee                   February 14, 1997
-------------------------------
    JAMES B. HAWKES

                                  Treasurer and Principal
                                    Financial and
    JAMES L. O'CONNOR*              Accounting Officer        February 14, 1997
-------------------------------
    JAMES L. O'CONNOR

/s/ DONALD R. DWIGHT              Trustee                     February 14, 1997
-------------------------------
    DONALD R. DWIGHT

/s/ SAMUEL L. HAYES, III          Trustee                     February 14, 1997
-------------------------------
    SAMUEL L. HAYES, III

                                  Trustee                     February 14, 1997
-------------------------------
    NORTON H. REAMER

/s/ JOHN L. THORNDIKE             Trustee                     February 14, 1997
-------------------------------
    JOHN L. THORNDIKE

/s/ JACK L. TREYNOR               Trustee                     February 14, 1997
-------------------------------
    JACK L. TREYNOR

*By: /s/ JAMES B. HAWKES
-------------------------------
        JAMES B. HAWKES
        As Attorney-in-fact

                                EXHIBIT INDEX


                                                                     PAGE IN
                                                                    SEQUENTIAL
                                                                     NUMBERING
EXHIBIT NO.                        DESCRIPTION                         SYSTEM
-----------                        -----------                       ---------
 (6)(a)(3)(a)  Amended Schedule A effective April 1, 1997 to the Distribution
               Agreement between Eaton Vance Growth Trust (on behalf of its Traditional series) and Eaton Vance Distributors, Inc. (filed as Exhibit
               (6)(a)(3)).
(11)(a)        Consent of Independent Auditors for EV Marathon
               Worldwide Developing Resources Fund (formerly EV
               Marathon Gold & Natural Resources Fund).
(11)(b)        Consent of Independent Auditors for Worldwide
               Developing Resources Portfolio.
(11)(c)        Consent of Independent Accountants for EV Marathon
               Worldwide Health Sciences Fund.
(11)(d)        Consent of Independent Accountants for Worldwide
               Health Sciences Portfolio.
(15)(n)        Service Plan adopted February 14, 1997 for EV
               Traditional Worldwide Developing Resources Fund.
(16)           Schedules for Computation of Performance
               Quotations.
(17)(d) Power of Attorney dated February 14, 1997 for Asian Small Companies Portfolio filed herewith.
(17)(e) Power of Attorney dated February 14, 1997 for Greater China Growth Portfolio filed herewith.
(17)(f)        Power of Attorney dated February 14, 1997 for
               Worldwide Health Sciences Portfolio filed herewith.
(17)(g)        Power of Attorney dated February 14, 1997 for
               Worldwide Developing Resources Portfolio.